BURNUP & SIMS INC.


        The undersigned hereby appoints

              ^ and                  , or either of them, each
with the power to
   appoint his substitute, proxies to represent the undersigned and to vote as designated below all of the shares of Common Stock of Burnup &
Sims Inc. (the
   "Company") held of record by the undersigned on

       ^, 1994 at the Annual and Special Meeting of Stockholders
(the "Meeting")
   to be  held on ^ March          , 1994 and at any adjournment
or postponement
   thereof.


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS


        1.   ELECTION OF SAMUEL C. HATHORN, JR. AS DIRECTOR.

        /__/ FOR the nominee listed above

        /__/ WITHHOLD AUTHORITY to vote for the nominee listed above


        ^ 2. TO APPROVE  THE TERMS OF AN AGREEMENT DATED AS OF
OCTOBER 15, 1993,
   AS AMENDED ^,  PURSUANT TO WHICH, AMONG  OTHER THINGS, (i)
THE COMPANY WILL
   ACQUIRE ALL  OF THE  OUTSTANDING CAPITAL  STOCK OF CHURCH  &
TOWER,  INC. AND
   CHURCH & TOWER OF  FLORIDA, INC.  IN EXCHANGE FOR 10,250,000
SHARES OF COMMON
   STOCK OF  THE COMPANY  AND  (ii)   IMMEDIATELY THEREAFTER,
THE COMPANY  WILL
   REDEEM  3,153,847 SHARES  OF COMMON  STOCK OF THE  COMPANY
OWNED  BY NATIONAL
   BEVERAGE  CORP. ("NBC")  IN  CONSIDERATION FOR  THE
CANCELLATION OF  CERTAIN
   INDEBTEDNESS OWED BY NBC TO THE COMPANY.

        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN


        ^ 3. TO  APPROVE  ^  AN  AMENDMENT  TO  THE   COMPANY'S
CERTIFICATE  OF
   INCORPORATION ^(THE "CERTIFICATE") CHANGING THE NAME OF THE
COMPANY TO MASTEC
   INC.

         /__/ FOR                /__/ AGAINST             /__/
ABSTAIN


        ^ 4. TO APPROVE AN  AMENDMENT TO  THE CERTIFICATE
INCREASING THE  TOTAL
   NUMBER OF  SHARES OF COMMON  STOCK WHICH THE  COMPANY IS
AUTHORIZED  TO ISSUE
   FROM 25,000,000 TO 50,000,000.

        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN


        ^ 5. TO  APPROVE AN  AMENDMENT  TO  THE  CERTIFICATE  TO
ELIMINATE  ALL
   DESIGNATIONS,  POWERS, PREFERENCES,  RIGHTS, QUALIFICATIONS,
LIMITATIONS AND
   RESTRICTIONS PRESCRIBED IN THE  CERTIFICATE RELATING TO THE
5,000,000 SHARES
   OF PREFERRED STOCK AUTHORIZED BY THE  CERTIFICATE AND WHICH
MAY IN THE FUTURE
   BE ISSUED BY THE COMPANY.

        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN



        6.   TO  APPROVE AN AMENDMENT TO THE CERTIFICATE TO ADOPT
THE PROVISIONS
   OF  SECTION  102(b)(7)  OF  THE  DELAWARE GENERAL  CORPORATION
LAW  ("DGCL")
   RELATING TO THE LIABILITY OF DIRECTORS.


        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN


        7.   TO APPROVE AN AMENDMENT TO THE CERTIFICATE TO
BROADEN THE CORPORATE
   POWERS  OF  THE COMPANY  TO MAXIMUM  EXTENT PERMITTED  BY  THE
DGCL  AND MAKE
   CERTAIN OTHER CLARIFICATIONS TO THE CERTIFICATE.


        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN


        8.   TO APPROVE THE  COMPANY'S 1994 STOCK  OPTION PLAN
FOR  NON-EMPLOYEE
   DIRECTORS.

        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN


        9.   TO APPROVE THE COMPANY'S 1994 STOCK INCENTIVE PLAN.


        /__/ FOR                 /__/ AGAINST             /__/
ABSTAIN


        AS  A CONDITION TO THE CONSUMMATION OF THE ACQUISITION,
THE STOCKHOLDERS
   OF THE COMPANY ARE REQUIRED TO HAVE APPROVED EACH OF THE
FOREGOING AMENDMENTS
   TO THE  CERTIFICATE, PROPOSED BY THE STOCKHOLDERS OF CT  AND
CTF.  IF EACH OF
   THE PROPOSED AMENDMENTS TO  THE CERTIFICATE ARE NOT APPROVED
BY THE REQUISITE
   NUMBER OF  STOCKHOLDER VOTES, THE ACQUISITION MAY NOT BE
EFFECTED EVEN IF THE
   TERMS  OF THE ACQUISITION  AGREEMENT ARE APPROVED BY  THE
STOCKHOLDERS OF THE
   COMPANY.  ADDITIONALLY,  THE PROPOSALS TO  (i) APPROVE THE
AMENDMENTS  TO THE
   COMPANY'S  CERTIFICATE, (ii) APPROVE THE COMPANY'S 1994 STOCK
OPTION PLAN FOR
   NON-EMPLOYEE DIRECTORS  AND (iii) APPROVE THE COMPANY'S  1994
STOCK INCENTIVE
   PLAN  ARE   CONDITIONED UPON  THE APPROVAL  OF THE  TERMS OF
THE ACQUISITION
   AGREEMENT.   ACCORDINGLY, IF THE ACQUISITION AGREEMENT IS NOT
APPROVED, THESE
   PROPOSALS, EVEN IF APPROVED BY THE STOCKHOLDERS, WILL NOT BE
EFFECTED.


        THIS  PROXY WHEN PROPERLY EXECUTED WILL BE  VOTED IN THE
MANNER DIRECTED
   HEREIN BY THE  UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION  IS
MADE, THIS PROXY
   WILL  BE VOTED,  "FOR" PROPOSALS  1 THROUGH  ^ 9,  AND WILL
BE VOTED  AT THE
   DISCRETION  OF THE PROXIES ON ANY OTHER  MATTER THAT MAY
PROPERLY COME BEFORE
   THE MEETING.



                                      Dated
___________________________,  199^

   ___________________________________________
                                      Signature





_________________________________________^
                                      Signature if held jointly



                                      Please  sign  exactly   as
name   appears
                                      opposite.  When  shares are
held by  joint
                                      tenants, both should  sign.
When  signing
                                      as   attorney,  executor,
administrator,
                                      trustee  or  guardian,
please  give  full
                                      title as  such.  If  a
corporation, please
                                      sign in  full corporate
name  by President
                                      or   other  authorized
officer.     If  a
                                      partnership,  please  sign
in  partnership
                                      name by authorized person.




                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                         PROMPTLY USING ENCLOSED ENVELOPE^

    ^

    NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS - BURNUP
& SIMS INC.


    TIME: _________ [a.m./p.m.]  (___________)

    DATE: February          ^, 1994

    PLACE:      _________________________________
                _________________________________

         At the Annual and Special Meeting of Stockholders of Burnup &
    Sims Inc. (the "Company"), and any adjournments or postponements thereof
    (the "Meeting"), the following proposals are on the agenda for action by the stockholders:

. To elect one director to serve as a Class II director.

.To approve the terms of an Agreement, dated as of October 15, 1993^, by and among the Company, and the stockholders of Church & Tower, Inc., a Florida corporation ("CT"), and Church & Tower of Florida, Inc., a Florida corporation
("CTF"), as  amended ^, pursuant to  which, among other  things,
(i) the Company
will acquire (the "Acquisition") all of the issued and outstanding capital stock of CT and CTF in exchange for 10,250,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock") ^ and (ii) immediately thereafter, the
Company will redeem 3,153,847 shares of Common Stock owned by National Beverage
Corp. ("NBC") in consideration for the cancellation of certain indebtedness owed by NBC to the Company.


.To approve ^ an amendment to the Company's Certificate of Incorporation (the
"Certificate") changing the name of the Company to MasTec Inc.


.To approve ^ an amendment to the Certificate increasing the total number of shares of Common Stock which the Company is authorized to issue from 25,000,000 to 50,000,000.

.To approve an amendment  to  the Certificate  to eliminate  all designations,
powers,  preferences,  rights,  qualifications,  limitations and  restrictions
prescribed in the Certificate relating to the 5,000,000 shares of preferred stock authorized by the Certificate and which may in the future be issued by the
Company.


.To approve an amendment to the Certificate to adopt the provisions of Section
102(b)(7) of the Delaware General Corporation Law ("DGCL") relating to the liability of directors.


.To approve an amendment to the Certificate to broaden the corporate powers of the Company to the maximum extent permitted by the DGCL and make certain other clarifications to the Certificate.


.To approve the Company's ^ 1994 Stock Option Plan for
Non-Employee Directors.


.To approve the Company's 1994 Stock Incentive Plan.


.To transact such other business as may properly come before the Meeting.


 Upon consummation of the Acquisition and the transactions
contemplated thereby,
the former  stockholders of CT and CTF will own approximately
65% of the issued
and outstanding shares of Common Stock  of the Company.
Accordingly,  to the
extent they act in concert, the former stockholders of  CT and
CTF will have the
ability  to control the affairs of  the Company and control the election of the
Company's directors regardless of how the other stockholders may vote.
Furthermore, such  persons will have  the ability to  control other actions
requiring stockholder approval, including certain fundamental corporate
transactions such as a merger  or sale of substantially all of the  assets of
the Company, regardless  of how the other stockholder may vote.
This ability
may be enhanced  by the adoption of the proposed amendments to the
Certificate, including those which would (i) increase the number of authorized shares of Common Stock from twenty-five million (25,000,000) to
fifty million (50,000,000)   and   (ii)  eliminate  all
designations, powers,
preferences, rights, qualifications, limitations and restrictions in the
Certificate relating  to the Company's preferred stock.


          These proposed amendments to the Certificate may be deemed to have the effect of making more difficult the acquisition of control of the
    Company after the consummation of the Acquisition by means of a hostile tender offer, open market purchases, a proxy contest or otherwise. On the one hand, these amendments may be seen as encouraging persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company; on the other hand, the amendments may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the
    Company, even though such an attempt may be economically beneficial to the
    Company and its stockholders. Furthermore, the proposed amendments to the
    Certificate and the fact that the CT and CTF stockholders will own approximately 65% of the Common Stock after the consummation of the
    Acquisition and the transactions contemplated thereby may have a negative effect on the market price and liquidity of the Common Stock.



      Only holders of record of Common Stock of the Company at the close of business on ^, 1994 are entitled to notice of, and to vote at, the Meeting.

         A complete list  of the stockholders entitled  to vote
at  the Meeting
    will be open to examination by any stockholder, for any
proper purpose,
    during ordinary business hours for a period of ten days prior to the
    Meeting at the corporate offices of the Company at One North
University
    Drive, Fort  Lauderdale, Florida  33324.   This list  will
also  be kept
    at the Meeting and may be inspected by any stockholder present.

         A Proxy Statement, setting forth certain additional information, and the Company's Annual Report on Form 10-K for the fiscal year ended April 30,
    1933 ^ and Quarterly Report on Form 10-Q for the fiscal quarter ended ^
    October 31, 1993, accompany  this Notice  of Annual and
Special Meeting.


    ^

          All stockholders are cordially invited to attend the Meeting in person. Please complete and return the proxy in the enclosed envelope addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Stockholders have the power to revoke any such proxy at any time before it is voted and the giving of such proxy will not affect the right to vote in person if the Meeting is attended. Your vote is important.

                                          By Order of the Board
of Directors,


                                          Nick A. Caporella
                                          Chairman of the Board
of Directors
                                          President and Chief
Executive Officer

    __________________, ^ 1994
    Fort Lauderdale, Florida

                             ANNUAL AND SPECIAL MEETING OF
STOCKHOLDERS
                                                 OF
                                         BURNUP & SIMS INC.
                                        ____________________

                                          PROXY STATEMENT
                                        ___________________


This Proxy Statement is furnished in connection with  the
solicitation by the
Board of Directors (the "Board of Directors") of Burnup & Sims
Inc., a Delaware
corporation ("Burnup & Sims" or  the "Company"), of proxies from the holders of
the Company's Common Stock, par value $.10 per share (the "Common
Stock"), for
use at the 1993 Annual and Special Meeting of Stockholders of the
Company to be
held at the ________________, ______________ on ^,  1994  at
____ [a.m./p.m.],
______________  time  and   any  adjournments  or postponements
thereof (the
"Meeting").


The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is ____________, ^ 1994.
Stockholders should review the information provided herein in conjunction with the Annual Report on Form 10-K of the Company for the fiscal year ended
April 30, 1993  (the "Annual Report"), and  the Quarterly
    Report on Form 10-Q of the Company for the ^ six months ended ^ October 31, 1993 which accompany this Proxy Statement.

                                    INFORMATION CONCERNING PROXY

          The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. The mailing address of the principal executive offices of the Company is P.O. Box 15070, Fort Lauderdale, Florida 33318. A stockholder who gives a proxy may revoke it at any time before it is exercised, either in person at the
    Meeting or by filing with Ms. Margaret M. Madden, Vice President and Corporate Secretary of
    the Company, at the address of the executive offices set forth above, a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked.

          The cost of preparing, assembling and mailing this Proxy Statement, the Notice of
    Annual and Special Meeting of Stockholders and the enclosed proxy will be borne by the

    Company. In addition to the use of mail, officers, directors and employees of the Company
    may solicit  proxies personally  and by  telephone.   The
Company's  officers, directors and
    employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has ^ retained Hill & Knowlton to assist in soliciting proxies for
    use  at the  Meeting   ^ for an  aggregate fee  of $8,000
plus reimbursement  of reasonable
    out-of-pocket expenses.    The Company  may request  banks,
brokers and  other  custodians,
    nominees and fiduciaries to forward copies of the proxy material to the beneficial owners on whose behalf they are holding shares of Common Stock and to request authority for the
    execution of  proxies.   The Company  may reimburse such
persons for their  expenses in  so
    doing.


                                      PURPOSES OF THE MEETING

          At the Meeting, the Company's stockholders will consider and vote upon the following matters:

          1.    The election  of one member to  the Company's
Board  of Directors to  serve as a
    Class II director.

          2. The approval of the terms of an Agreement, dated as of October 15, 1993 ^ by and among the Company and the stockholders of Church & Tower, Inc., a Florida corporation
    ("CT"), and Church & Tower of Florida, Inc., a Florida corporation ("CTF"), as amended ^(the
    "Acquisition Agreement"), pursuant to which, among other things, (i) the Company will acquire all of the issued and outstanding capital stock of CT and CTF (collectively, the "CT and CTF Shares") in exchange for 10,250,000 shares of Common Stock (the "Burnup Shares"), and (ii) immediately thereafter, the Company will redeem 3,153,847 shares of Common Stock owed by National Beverage Corp. ("NBC") in consideration for the cancellation of certain indebtedness owed by NBC to the Company. The acquisition of CT and CTF by the Company pursuant to the terms of the Acquisition Agreement is sometimes herein referred to as the
    "Acquisition".^


          3.    The approval of an amendment to the Company's
Certificate  of Incorporation (the
    "Certificate") changing the name of the Company to MasTec
Inc.

          4. The approval of an amendment to the Certificate increasing the total number of shares of Common Stock which the Company is authorized to issue from 25,000,000 to
    50,000,000.


          5. The approval of an amendment to the Certificate to eliminate all designations, powers, preferences, rights, qualifications, limitations and restrictions prescribed in the
    Certificate relating to the 5,000,000 shares of preferred stock authorized by the
    Certificate and which may in the future be issued by the Company.


          6.    The  approval of  an amendment  to the
Certificate to  adopt the  provisions of
    Section  102(b)(7) of  the Delaware  General Corporation  Law
(the  "DGCL") relating  to the
    liability of directors.


          7. The approval of an amendment to the Certificate to broaden the corporate powers of the Company to the maximum extent permitted by the DGCL and make certain other clarifications to the Certificate.


          8.    The  approval  of the  Company's  ^  1994 Stock
Option  Plan  for  Non-Employee
    Directors.


          9.    The approval of the Company's ^ 1994 Stock
Incentive Plan.


          10. The transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.


          As a condition to the consummation of the Acquisition, the stockholders of the Company are required to have approved ^ each of the foregoing amendments to ^ the Certificate, proposed by the stockholders of CT and CTF. If each of the proposed amendments to the
    Certificate are not approved by the requisite number of stockholder votes, the Acquisition may not be effected even if the terms of the Acquisition Agreement are approved by the stockholders of the Company.  Additionally, the proposals to
(i) approve such amendments to
    the Company's Certificate, (ii) approve the Company's ^ 1994 Stock Option Plan for
    Non-Employee Directors and (iii) approve the Company's ^ 1994 Stock Incentive Plan are conditioned upon the approval of the terms of the Acquisition Agreement. Accordingly, if the Acquisition Agreement is not approved, these proposals, even if approved by the stockholders, will not be effected.


          Unless a stockholder otherwise specifies therein, all shares represented by valid proxies will be voted FOR the election as director of the Company of the person named under the caption "Election of Director," FOR the adoption of the Acquisition Agreement, FOR each of the amendments to the Company's Certificate, FOR approval of the Company's ^ 1994 Stock
    Option Plan  for Non-Employee  Directors and  FOR approval of the  Company's ^  1994  Stock
    Incentive Plan, and will be voted at the discretion of the proxies on any other matter that may properly come before the Meeting. Where a stockholder has specified how a proxy is to
    be voted, it will be voted accordingly.   The Board of
Directors does not know of any action
    to be taken at the Meeting other than the foregoing.

                           SUMMARY OF THE ACQUISITION AND RELATED
MATTERS


          The following is a summary of certain information contained in this Proxy Statement concerning the Acquisition and matters related thereto.
This summary is provided for  your
    convenience, should not be considered complete, and is qualified in its entirety by the detailed discussions contained elsewhere in this Proxy Statement, the Financial Statements and Notes thereto included herein or incorporated by reference herein and by reference to the Acquisition Agreement, ^ a copy of which is attached hereto as Appendix A. Certain terms which are  used in this  Proxy Statement  are defined
in  the summary.   THE COMPANY'S
    STOCKHOLDERS ARE URGED TO READ THE ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING ALL
    APPENDICES HERETO AND ALL DOCUMENTS INCORPORATED HEREIN BY
REFERENCE.


          The Company. The Company is a corporation incorporated under the laws of the state of
    Delaware with its principal offices located at One North University Drive, Fort Lauderdale,
    Florida 33324. Where appropriate, the term the Company shall mean and include Burnup & Sims
    Inc. and its subsidiaries.  The Company's telephone number is
(305) 587-4512.


          The Company was founded in 1929 and currently provides a wide range of cable design, installation and maintenance services to telephone, CATV and utility services throughout the
    United  States.   These services are rendered  through
various  subsidiary companies located
    principally in  California, Florida,  Georgia, Mississippi,
North Carolina and  Texas.   In
    addition, the Company is one of ^ three major manufacturers of power supplies for the CATV industry, operates a motion picture theater chain in the southeastern U.S. and also provides commercial printing and graphic arts services.


          CT and CTF.   CT and CTF provide  a broad range of
services to  the telecommunications
    industry and are engaged in ^ providing construction ^ and design ^ services to government
    and  industry, in  South Florida.   CTF  is principally
involved in  providing engineering,
    construction and maintenance services to local utility companies under master contracts. CT is a subcontractor of CTF and engages in selected construction projects in the public and
    private  sectors.   CT and  CTF are  sometimes collectively
referred to  herein as  the "CT
    Group." See "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH
    & TOWER OF FLORIDA, INC. - Background on CT and CTF."

          The  Proposed Acquisition.   Pursuant to  the terms of
the  Acquisition Agreement, the
    Company will acquire the CT and CTF Shares in exchange for 10,250,000 shares of Common Stock issued to the present stockholders of CT and CTF. As a result of the Acquisition, CT and
    CTF will become wholly-owned subsidiaries of the Company. The Acquisition will become effective on the business day immediately following receipt of stockholder approval and satisfaction or waiver of all other conditions set forth in the Acquisition Agreement (the
    "Closing  Date" or  the "Closing").   See  "PROPOSAL TO
APPROVE ACQUISITION  AGREEMENT WITH
    CHURCH & TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC - Terms of Acquisition Agreement."


          Change of Control. As a result of transactions contemplated by and in connection with the Acquisition, the present stockholders of CT and CTF will ^ own approximately ^ 65% of the  Common Stock  outstanding immediately  after the
Acquisition and  ^   the transactions
    contemplated thereby.   See "MANAGEMENT-Proposed Directors
and Executive  Officers".  To the
    extent such persons act in concert, they will be controlling stockholders of the Company and will have the ability to control the election of the Company's directors and certain fundamental corporate transactions regardless of how the
other stockholders may vote.   See
    "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF
    FLORIDA, INC. - Certain Effects of the Acquisition - Change of Control".


          Requirements for Stockholder  Approval.   The ^ listing
requirements  of The  National
    Association of Securities Dealers Automated Quotation System ("NASDAQ") require stockholder approval of any ^ transaction, such as the Acquisition, in which the issuer proposes to issue new shares of a listed class of securities constituting 20% or more of the outstanding
    shares of  such class prior to  the date of issuance.   The
Burnup  Shares will constitute ^
    approximately 65% of the outstanding Common Stock following consummation of the Acquisition and  the  transactions  contemplated  thereby.
Accordingly, it  is  a  condition  to  the
    consummation of the Acquisition that holders of a majority of the outstanding Common Stock approve the terms of the Acquisition Agreement. The terms of the Acquisition Agreement were reviewed and approved by the ^ Special Transaction Committee of the Board of Directors of
    the Company (the "Special Transaction Committee") ^ on behalf of the stockholders of the
    Company (other than NBC and its affiliates). See "MANAGEMENT - Meetings and Committees of
    Board of Directors" for the names of the members of the Special Transaction Committee ^ and the functions of such committee. The vote of a majority of the unaffiliated stockholders of the Company is not required to approve the Acquisition Agreement. NBC, which currently holds approximately 36% of the shares of outstanding Common Stock, will vote in connection with the proposal to approve the Acquisition Agreement. A vote in favor of the Acquisition
    ^ Agreement may preclude a stockholder of the Company from challenging the Acquisition and the other transactions described in this Proxy Statement and from participating in, and receiving damages, if any, as a result of any action which has been or may be filed on behalf of any or  all of the stockholders  with respect to
such transactions.   See "CERTAIN
    TRANSACTIONS AND LITIGATION" for a description of a class action and derivative complaint relating to, among other things, the Acquisition Agreement and certain other transactions
    described in this  Proxy Statement.   On November  16, 1993,
the  Board of Directors  of the
    Company approved the Acquisition. ^


          The  Redemption.    The  Acquisition  Agreement
provides  ^  as  a  condition to  the
    consummation of the Acquisition by the stockholders of CT and CTF and the Company that (i)
    the Company shall have entered into a written agreement with NBC ^ pursuant to which the
    Company ^ shall have agreed to redeem 3,153,847 shares of Common Stock owned by NBC ^(the
    "Redemption", together with the Acquisition, the "Transaction"), (ii) all of the conditions to the consummation of the Redemption shall have been satisfied or waived, except the condition requiring  consummation of the Acquisition,  and
(iii) the  stockholders of CT and
    CTF shall have received a written certificate from the Chief Executive Officer and Chief
    Financial Officer of the Company that all of the conditions to the consummation of the
    Redemption shall have been satisfied or waived, except the condition to the Redemption that the Acquisition shall have occurred, which certificate shall be supported by a certificate from the Chief Executive Officer of NBC, to the same effect. Accordingly, the Acquisition will be consummated prior to the Redemption. The Redemption was negotiated and approved by the Special Transaction Committee on behalf of the stockholders of the Company (other than
    NBC and its affiliates). The Redemption will not be consummated unless the Acquisition shall
    have  occurred.    Accordingly,  assuming  satisfaction  of
all  other  conditions  to  the
    consummation of the Acquisition, approval by stockholders of the Acquisition Agreement shall result in consummation of the Redemption. The consideration for the Redemption will be the cancellation of the outstanding principal of $17,500,000 of a 14% Subordinated Debenture
    (the "Subordinated Debenture") owed to the Company by NBC and ^ crediting the next succeeding principal payments in the amount of $592,313 of a promissory note with an outstanding principal amount of ^ $1,371,430 owed to the Company by NBC (the "Other
    Indebtedness"). Nick A. Caporella, the Chairman of the Board of Directors, President and
    Chief Executive Officer of the Company is also the Chairman of the Board of Directors,

    President, Chief  Executive Officer and controlling
stockholder of  NBC.   On November  16,
    1993, the Board of Directors of the Company approved the Redemption. The Board of Directors of NBC has not yet met to consider the terms of the Redemption. See "PROPOSAL TO APPROVE
    ACQUISITION  AGREEMENT WITH  CHURCH &  TOWER, INC.  AND
CHURCH  & TOWER  OF FLORIDA,  INC. -
    Interest of Certain Persons in Matters to be Acted Upon^", and CERTAIN TRANSACTIONS AND
    LITIGATION."


          Fairness  Opinion.    The  Special  Transaction
Committee  has  retained  PaineWebber
    Incorporated ("PaineWebber") as a financial advisor in connection with the Acquisition and the transactions contemplated thereby to render an opinion to the Special Transaction
    Committee as to the fairness from a financial point of view of the Transaction. On
    November 16, 1993, representatives of PaineWebber advised the Special Transaction Committee of its valuation analysis and indicated that they were not aware of any facts on such date that would preclude such representatives from recommending to PaineWebber's fairness opinion committee that on such date, the Transaction is fair, from a financial point of view to the
    Company and the holders of Common Stock other than NBC and its affiliates. On January 18,
    1994, PaineWebber delivered their written opinion which is attached hereto as Appendix B indicating that each of the Acquisition, Redemption and Transaction is fair, from a financial point of view to the Company and the holders of Common Stock, other than NBC and its affiliates. The opinion of PaineWebber sets forth the assumptions made, the matters
    considered  and the scope of the review.   PaineWebber will
reaffirm its opinion immediately
    prior to the Meeting.   See "PROPOSAL TO APPROVE ACQUISITION
AGREEMENT WITH CHURCH  & TOWER,
    INC. AND CHURCH & TOWER OF FLORIDA, INC. - Report and Opinion of Financial Advisor."

          Outstanding Stock Options. Pursuant to the terms of the Acquisition Agreement, the
    Company is required to take all necessary action to cause the acceleration, in certain instances, of the vesting periods of options and rights to elect alternative settlement methods issued pursuant to the Company's 1976 Stock Option Plan and 1978 Stock Option Plan.
    See "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER
    OF FLORIDA, INC. -Certain Effects of the Acquisition -- Outstanding Stock Options."

          Conditions to Acquisition.   There are a number of
conditions  which must be satisfied
    prior to or simultaneous with the Acquisition, including certain matters relating to the
    Redemption. See "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND
    CHURCH & TOWER OF FLORIDA, INC. -Terms of the Acquisition Agreement -- Conditions of the
    Acquisition."

          Reasons  for the  Acquisition.   ^ In  determining to
recommend  the approval  of the
    Acquisition Agreement and the transactions contemplated thereby to the Board of Directors, and in approving the Acquisition Agreement and the transactions contemplated thereby and recommending that stockholders approve and adopt the Acquisition Agreement and the transactions contemplated thereby, the Special Transaction Committee and the Board, respectively, considered and based their opinion as to the fairness of the transactions contemplated by the Acquisition Agreement, on a number of factors, including the following:
    (i) the belief of the Board and Special Transaction Committee that the combination of the
    Company, CT and CTF is an attractive business opportunity because the Company's financial condition, business prospects and senior management will be strengthened through the consummation of the Acquisition and greater economies of scale and synergies will be created through the Acquisition; (ii) the ^ belief of the Board and Special Transaction Committee that  significant favorable  recent  developments  are
taking  place  in the  domestic  and
    international telecommunications industry and the combined entity will be better able to compete in the global marketplace; and (iii) the oral and written presentations and the written opinion of PaineWebber as to the fairness from a financial point of view of the ^
    Transaction to the Company and the holders of Common Stock other than NBC and its
    affiliates.   See "PROPOSAL TO APPROVE  ACQUISITION AGREEMENT
WITH CHURCH &  TOWER, INC. AND
    CHURCH & TOWER OF FLORIDA, INC. - ^"Background of Transaction and Reasons for Engaging in
    the Acquisition."


          Directors  and Management of the  Company Following the
Acquisition.   The Acquisition
    Agreement provides that upon consummation of the Acquisition and the ^ transactions contemplated thereby, the Board of Directors will hold a meeting at which (i) Jorge Mas will be elected as President and Chief Executive Officer of the Company and the Board will determine his compensation and (ii) the size of the Board will be expanded from five to
    seven members.   The directors intend to appoint Jorge L. Mas
Canosa  as a Class II director
    and Jorge Mas as a Class I director. Prior to the conducting of any other business at such meeting, Nick A. Caporella (a Class I Director) and Leo J. Hussey (a Class III Director)
    will resign from the Board of Directors. The remaining directors will appoint Eliot C.
    Abbott as a Class II Director and Arthur B. Laffer as a Class III Director to fill the resulting vacancies. Messrs. Mas Canosa and Mas are controlling stockholders of ^ CTF and ^
    CT, respectively. See "MANAGEMENT -Proposed Directors and Executive Officers" and EXECUTIVE
    COMPENSATION - Report of Compensation and Stock Option
Committee."

          Appraisal Rights.   The holders of Common  Stock are
not entitled to  appraisal rights
    under Delaware law with respect to the Acquisition or any transactions contemplated by the
    Acquisition Agreement.

          Restrictions  on  Resales  of Burnup  Shares.    The
Burnup  Shares  received  by the
    stockholders of ^ CT and CTF in connection with the Acquisition will be subject to certain restrictions on transfer. Pursuant to the Acquisition Agreement, however, the Company has agreed,  under certain  circumstances, to  register  the
Burnup  Shares.   See  "PROPOSAL TO
    APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH AND TOWER OF FLORIDA,
    INC. - Terms of the Acquisition Agreement -- Registration Rights" and "PROPOSAL TO APPROVE
    ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC.
    -Restrictions on Resales of Burnup Shares to be Issued in the Acquisition."


          Indemnification. The Acquisition Agreement provides that in certain circumstances (i)
    the Company will  indemnify and hold   harmless CT, CTF and
their respective  stockholders ^
    and (ii) the CT and CTF stockholders will indemnify and hold ^ harmless the Company, its subsidiaries and their respective officers and directors.
The aggregate liability of the CT
    and CTF stockholders is limited to the sum of $1,000,000 plus the aggregate fair market value of 350,000 Burnup Shares on the date of payment. The Company's aggregate liability is limited to the sum of $2,500,000. The Acquisition Agreement also provides that at Closing the Company will enter into an Indemnification Agreement with certain current and former directors and officers of the Company pursuant to which the Company will be obligated to indemnify and hold harmless such directors and officers to the fullest extent permitted under Delaware law, subject to certain limitations, for a period of six years after Closing for all damages and costs which they suffer or incur by reason of the fact that they were or
    are  a director or officer  of the Company.   See "PROPOSAL
TO APPROVE ACQUISITION AGREEMENT
    WITH CHURCH & TOWER, INC. AND CHURCH AND TOWER OF FLORIDA, INC. ^- Terms of the Acquisition
    Agreement - Indemnification."


          Accounting Treatment. The Acquisition will be accounted for as a "purchase", as such term is used under generally accepted accounting principles, for accounting and financial reporting purposes. Because of certain factors, including the fact that the ^ stockholders of the CT Group will hold a majority of the Common Stock subsequent to the ^ Closing and that they or their designees will constitute a majority of the Board of Directors, it is anticipated that the Acquisition will be treated as a "reverse acquisition", with the CT

    Group considered to be the acquiring entity.  See "PROPOSAL
TO APPROVE ACQUISITION AGREEMENT
    WITH CHURCH  & TOWER,  INC. AND CHURCH  & TOWER  OF FLORIDA,
INC.  - Certain  Effects of the
    Acquisition -- Accounting Treatment."


          Certain  Federal  Income Tax  Considerations.   The
stockholders of  CT and  CTF have
    received an opinion from Price Waterhouse ^ substantially to the effect that, on the basis of the facts in existence at the Closing Date, the Acquisition constitutes a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as
    amended (the "Code"). See "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER,
    INC. AND CHURCH & TOWER OF FLORIDA, INC. - Certain Effects of the Acquisition -- Federal
    Income Tax Considerations."


          Other  Approvals.     The   Acquisition  is  subject
to  the   requirements  of  the
    Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the
    rules and regulations thereunder.   ^ On January 21, 1994,
the Company and the CT Group made
    the necessary filings under the HSR Act with the Federal Trade Commission and Justice
    Department. Under the provisions of the HSR Act, the Acquisition ^ may not be consummated until ^ the thirty day waiting period expires, unless the request for early termination of the waiting period by the Company and the CT Group is granted. Additionally, under certain of the loan documents between the Company and its senior bank lender, and between the CT
    Group and its bank lender (which is the same as the Company's lender), the written consent
    of  such ^   lender  is  required to  consummate the
Acquisition.   Such lender  has orally
    indicated to each of the Company and the CT Group that it intends to provide its written consent for consummation of the Acquisition, subject to certain conditions. The Company and the CT Group are not currently aware of any other material permits, approvals, consents or similar actions that are required for consummation of the Acquisition.

          Approval  by CT  and CTF Stockholders.   The
stockholders of each of CT and CTF have unanimously approved the Acquisition Agreement^.


          Amendments to the Company's Certificate. As a condition to the consummation of the
    Acquisition, the Company is required to have approved certain amendments to ^ the
    Certificate  proposed by  the ^  CT  Group.   See "PROPOSAL
TO APPROVE   AMENDMENTS  TO THE
    COMPANY'S CERTIFICATE OF INCORPORATION." The affirmative votes of the holders of a majority of the outstanding Common Stock will be required for approval of ^ each amendment to the
    Certificate.    The  proposed  amendments  to  the
Certificate  are  contingent  upon   the
    consummation of the Acquisition and, as such, will not be effected unless the terms of the
    Acquisition Agreement are approved at the Meeting.


          The Proposal to Approve the Company's ^ 1994 Stock Option Plan for Non-Employee
    Directors.   The CT and CTF stockholders have proposed,
subject  to approval by the Board of
    Directors and the holders of the Common Stock, the ^ 1994 Stock Option Plan for Non-Employee
    Directors  (the "Directors'  Plan").   ^  There will  be
400,000  shares  of Common  Stock ^
    reserved for issuance pursuant to the Directors' Plan. The members of the Special
    Transaction Committee have agreed not to participate in the Directors' Plan. See "PROPOSAL
    TO APPROVE 1994 STOCK OPTION PLAN FOR NON-EMPLOYEE
DIRECTORS."


          The Proposal to Approve ^ 1994 Stock Incentive Plan. The CT and CTF stockholders have proposed, subject to approval by the Board of Directors and the holders of Common Stock ^, the ^ 1994 Stock Incentive Plan (the "Incentive Plan") for key employees of the Company and its subsidiaries  to replace the existing  1976 Stock Option
Plan  (the "Current Plan").   ^
    There will be 800,000 shares of Common Stock ^ reserved for issuance pursuant to the
    Incentive Plan.  See "PROPOSAL TO APPROVE ^ 1994 STOCK
INCENTIVE PLAN."


          Operations Following the Acquisition. Following consummation of the Acquisition, each of CT and CTF will become a wholly-owned subsidiary of the Company. Other than as described herein, it is the present intention of the CT and CTF stockholders to operate the Company under their present names and related trade names in substantially the same manner following consummation  of  the  Acquisition as  currently  being
operated.    The  proposed Board  of
    Directors will, upon consummation of the Acquisition, review additional information about the Company and, upon completion of such review, may develop or propose plans which may result in changes in the operations of the Company. See "PROPOSAL TO APPROVE ACQUISITION
    AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC. - Operations
    Following the Acquisition."

                             PROPOSAL TO APPROVE ACQUISITION
AGREEMENT
                                   WITH CHURCH & TOWER, INC. AND
                                  CHURCH & TOWER OF FLORIDA, INC.

    General

          ^ A copy of the Acquisition Agreement ^ is attached to this Proxy Statement as
    Appendix A  and incorporated  herein by reference.   The
following  summary of the  material
    terms of the Acquisition Agreement, and the potential consequences thereof does not purport to be complete. The discussion of the Acquisition Agreement is qualified in its entirety by reference to the text of the Acquisition Agreement. The Company's stockholders are urged to read the entire proxy statement carefully, including all appendices hereto and all documents incorporated herein by reference.


          The Closing under the Acquisition Agreement will occur on the business day immediately following receipt of stockholder approval and satisfaction or waiver of all other conditions
    set  forth in  the Acquisition  Agreement.   As a  result,
each  of CT  and CTF  will become
    wholly-owned subsidiaries of the Company and the former stockholders of CT and CTF will own approximately ^ 65% of the outstanding Common Stock after giving effect to the Acquisition and the transactions contemplated thereby and, to the extent they act in concert, will be
    controlling stockholders  of the Company.   See "  - Certain
Effects of  the Acquisition  -
    Change in Control".


          The ^ listing requirements of NASDAQ require stockholder approval of any acquisition transaction in which the issuer proposes to issue new shares of a listed class of securities constituting 20% or more of the outstanding shares of such class prior to the date of
    issuance.   The Burnup Shares will constitute 65% of the
outstanding Common Stock following
    consummation of the Acquisition and the transactions contemplated thereby. Accordingly, it is a condition to the Acquisition that holders of a majority of the outstanding Common Stock of the Company approve the terms of the Acquisition
Agreement.


          The  terms of  the Acquisition  Agreement were
reviewed and  approved by  the Special
    Transaction Committee on behalf of the stockholders of the Company (other than NBC and its affiliates). The vote of a majority of the unaffiliated stockholders of the Company is not required to approve the Acquisition Agreement. NBC, which currently holds approximately 36%
    of the shares of outstanding Common Stock, will vote in connection with the proposal to
    approve  the Acquisition  Agreement.   A  vote in  favor of
the  Acquisition Agreement  may
    preclude a stockholder of the Company from challenging the Acquisition and the other transactions described in this Proxy Statement and from participating in, and receiving damages, if any, as a result of any action which has been or may be filed on behalf of any or all of the stockholders with respect to such transactions. See "CERTAIN TRANSACTIONS AND
    LITIGATION" for a description of a class action and derivative complaint relating to, among other things, the Acquisition Agreement and certain other transactions described in this
    Proxy Statement.


    Background ^ of CT and CTF

          CTF was incorporated under the laws of Florida in 1968. Since 1969, CTF has performed engineering, construction and maintenance services on behalf of Southern Bell, an affiliate of BellSouth, pursuant to master contracts covering outside plant work. CTF currently holds three such master contracts, expiring at various times through 1996, for Dade County and
    south Broward  County, Florida.    The revenues  generated
under  such contracts  constitute
    approximately  70% of  its total  combined  revenues.   CTF
also provides  construction and
    maintenance services under individual contracts to local utilities, including the Miami-Dade
    Water and Sewer Department.

          CT was incorporated under the laws of Florida in 1990 to engage in selected construction projects  in the public and  private sectors.
In 1990,  a joint venture  (the
    "9001 Joint Venture") of which CT is the majority partner was established for the purpose of constructing a detention facility in Dade County with a capacity of approximately 2,500 beds
    which was completed in 1993.   In September, 1990, CT entered
into a joint venture (the "OCT
    Joint Venture") of which CT is a 20% minority partner with ^ Constructora Norberto
    Odebrecht, an international construction contractor, to construct governmental projects.
    The OCT Joint Venture has completed the Brickell Extension Project of the City of Miami's
    Metro Mover, an elevated transportation system, and has begun construction of a landfill in south Dade County.

          In  May 1992,  CT merged  with Communication
Contractors, Inc.,  an affiliate  of CTF
    engaged primarily in providing manpower and equipment to CTF.
Since  the merger, work under
    the Southern Bell master contracts has been subcontracted to CT. The principal offices of

    CT and CTF are located at 10441 S.W. 187th Street, Miami,
Florida  33157 and their telephone
    number is (305) 233-6540.

    ^ Background of Transaction


          The acquisition by the Company of CT and CTF represents the culmination of the
    Company's efforts to implement a transactional solution to the operational and strategic challenges resulting from the impact of the recession on the Company's core operations.


          The recent recession resulted in the deferral or cancellation of construction projects and a general contraction in the market for the services comprising the Company's core
    business.   The  Company believed  that while  it had
adequate resources to  participate in
    renewed growth in the market expected to occur following the recession's anticipated end, its ability to participate in that growth would be enhanced if it combined with a strategic partner. It was the Company's view that an appropriate partner would be one which conducted substantial business in the telecommunications services industry, had strong operational management and a history of positive operating results. The Company's management and Board recognized that the search for a strategic partner would have to be conducted with sensitivity to the possible detrimental effects that such a search could have on the
    Company's core business.


          In February 1992, the Company announced that it had entered into an agreement with certain stockholders of Dycom Industries, Inc. ("Dycom"), a company engaged in the telecommunications industry, pursuant to which, among other things, ^ the Company acquired an option to purchase approximately 9.9% of the outstanding common stock of Dycom. At the time, the Company was seeking to effect a merger or business combination with Dycom. The
    Company believed that the combined entity would result in cost saving efficiencies that
    would enhance  earnings.   Over the course  of the next  few
months,  representatives of the
    Company unsuccessfully attempted to commence discussions with members of senior management
    of Dycom,  as well as  its Board of Directors.   On December
3, 1992,  the Company announced
    that the agreement had expired pursuant to its terms.

          ^ In August 1992, after numerous attempts to negotiate with Dycom had failed, a meeting of the Special Transaction Committee of the Board of Directors was held to consider
    alternatives  in light  of   the  decline  in profitability.
 The members  of  the Special
    Transaction Committee  are Messrs.  Conlee, Morse  and
Hathorn.   During  the course  of the
    meeting, representatives of PaineWebber discussed with members of the Committee a variety of alternatives to enhance shareholder value, including a merger, sale of all or substantially all of the assets or other business combination. In addition, the Committee discussed the lack of any expression of interest by third parties to engage in a business combination with the Company in spite of the Company's public announcements that it was seeking to effect such a transaction. The difficulty of managing the Company's business during any attempt to seek strategic partners was also discussed. Prior to conclusion of the meeting, the Special
    Transaction Committee requested PaineWebber to prepare a proposal for the Committee's review with respect to engaging PaineWebber as financial advisor in connection with the sale or merger of the Company.


          In October 1992, the  Board of Directors of the Company
^   held a meeting to  discuss
    the engagement of PaineWebber by the Special Transaction Committee to explore strategic alternatives for the Company, including the sale of part or all of the Company. Although
    PaineWebber was not formally engaged by the Special Transaction Committee, PaineWebber reflected upon strategic merger and acquisition alternatives and attempted to identify likely candidates for merger, joint ventures and/or partners for all or part of the Company.
    While PaineWebber considered certain companies as potential candidates, preliminary analysis and efforts by PaineWebber led it to conclude that there was a very low likelihood of
    effecting  a transaction  with  any  such candidates.    In
the course  of  its activities,
    PaineWebber noted that the impact of the economic recession on the industry of which the
    Company is a part substantially reduced the likelihood of successfully concluding a transaction, both because of effects of that recession on the Company's performance and the effects of the recession on potential other parties to a transaction. In addition, the interrelationship between the Company and NBC increased the difficulty of effecting a transaction.


          In April 1993, representatives of the Company were contacted by Jorge Mas, President of CT, who expressed an interest in meeting with the Company to discuss a possible business combination with the Company. From late April 1993 through July 1993, Nick A. Caporella,
    Chairman of the Board, President and Chief Executive Officer of the Company, met with representatives of the CT Group and discussed in conceptual terms the possibility of such a
    transaction.    At these  meetings,  which  were informal
and  general  in  nature, various
    structural possibilities pursuant to which the companies could be combined were explored.


          On July 10, 1993, a meeting of the Strategic Planning Committee of the Board of
    Directors of the Company (which includes the members of the Special Transaction Committee)
    was held. The members of the Committee, who had been advised from time to time of the discussions with CT Group prior to the meeting, were informed of the nature of the business of CT and CTF, their management and financial results and the impact an acquisition would have on the operations of the Company. Mr. Caporella informed the members of the Strategic
    Planning Committee of the discussions he had held with representatives of the CT Group and explored with the members of the Committee the possibility of a business combination transaction. Mr. Caporella also advised the Committee that the CT Group indicated that it may require that the repurchase of the Company's stock held by NBC be a condition to any such acquisition. Mr. Caporella also noted that a likely result of the transaction would be that the stockholders of the CT Group would become significant stockholders of the Company.
    Mr. Caporella also indicated that in light of a condition requiring repurchase of Common
    Stock from NBC, the terms of any such transaction would require the review and approval of the  Special  Transaction Committee  of  the  Board of
Directors.    Mr.  Caporella further
    indicated that stockholder approval would be required for such an acquisition in accordance
    with the  rules of  NASDAQ.   The Strategic  Planning
Committee  then discussed the  various
    alternatives available to the Company, including the lack of any viable alternatives which could maximize shareholder value, such as a recapitalization, extraordinary dividend, or sale of assets to other third parties. The Committee noted that previous attempts to find a buyer for the Company were unsuccessful and that a recapitalization or extraordinary dividend could not be effectuated in light of the losses being reported by the Company, the effect such a transaction would have on the Company's cash flow and the inability of the
    Company to obtain sufficient borrowings to fund such transactions. At the conclusion of the meeting, the Committee determined that Mr. Caporella should hold further meetings with the
    CT Group and report his progress to the Committee or the full Board at a later date.


          From late July through mid August 1993, the parties and their respective advisers negotiated the terms of a letter agreement (the "Letter Agreement"). On August 18, 1993, a meeting was held among representatives of the Company and the stockholders of the CT Group and their advisors at which time the Letter Agreement was executed. The Letter Agreement provided a format to proceed forward with a possible transaction pursuant to which the stockholders of the CT Group would exchange the CT and CTF Shares for shares of Common Stock of the Company and contained a number of conditions, including satisfactory completion of due diligence, an agreement as to the number of shares of Common Stock to be issued in the
    Acquisition, the requirement by the CT Group that the ownership by NBC of Common Stock of the Company be reduced or eliminated on terms acceptable to the Company and the stockholders of the CT Group and approval of the transaction by the stockholders and Board of Directors of the Company. During the meeting, the parties also discussed the due diligence process, regulatory requirements and fiduciary obligations applicable to such a transaction.


          Effective August 1, 1993, PaineWebber was retained by the Special Transaction
    Committee for the purpose of acting as its financial adviser to render an opinion with
    respect to  the terms of  the Acquisition.   See "PROPOSAL TO
APPROVE  ACQUISITION AGREEMENT
    WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC. - Report and Opinion of
    Financial Advisor."


          In  September  1993,  representatives  of  the  Company
and  the  CT  Group  commenced
    negotiations  of the terms of the Agreement.   Various issues
regarding the structure of the
    transaction, indemnification obligations, conditions to the transaction and other material terms of the Agreement were discussed and reviewed.


          In  September 1993, representatives of  PaineWebber met
with management of the Company
    and management of the CT Group to review the respective
businesses, operations and prospects
    of  each of  the Company,  CT and  CTF.   Thereafter,
numerous  discussions were  held among
    PaineWebber, the Company and CT Group with respect to the financial results of each company.


          On September 20, 1993, a meeting of the Board of Directors of the Company was held to discuss the status of the negotiations with the CT Group as well as financial due diligence
    .   During the  meeting,  representatives of  PaineWebber,
at the  request of  the  Special
    Transaction Committee, provided an overview of the due diligence that had been conducted to
    date  by  PaineWebber.    The  Committee  also  held  lengthy
discussions  concerning   the
    negotiations that had taken place to date with respect to the terms of the transaction. The
    Board discussed the desire to promptly pursue negotiations with representatives of the CT

    Group and the need to engage in negotiations which would result in the most favorable
    transaction for shareholders of the Company.   The Board
noted that the initial negotiations
    were held between management of each company and concluded that engaging outside advisors to negotiate the transaction would only increase the costs and length of time to complete the transaction and negatively impact  the relationship which
had been established between  the
    managements  of  each  Company.    The  Board  authorized
management  of  the  Company,  in
    consultation with the advisors to the Special Transaction Committee, to proceed forward with its negotiations based upon the matters discussed at the meeting and to review with the
    Board the final terms of the Acquisition Agreement prior to its execution.


          Subsequent to this meeting, the Special Transaction
Committee engaged outside  counsel
    to represent it in connection with the transaction.


          On September 23, 1993, the Company issued a press
release announcing its negotiations
    with the CT Group.   The high and low sales prices for  the
Common Stock as quoted on NASDAQ
    as of September 22, 1993 were $3.25 and $3.00, respectively.


          ^ On October 18, 1993, a meeting of the Board of Directors was held to discuss the terms of the Acquisition  Agreement ^ and other  related
matters.   During the meeting,  the
    Board reviewed the terms of the Acquisition Agreement as well as the financial results of the CT Group. The Board also discussed the number of shares of Common Stock that would be issued by the Company to the stockholders of the CT Group, including the fact that the CT
    Group had made known its intentions to be a significant shareholder following consummation of the Acquisition and the transactions contemplated thereby.


          ^ Later that day, a meeting of the Special Transaction Committee was held for the purpose of reviewing the terms of the Acquisition ^ Agreement and for representatives of
    PaineWebber to present its preliminary valuation analysis. During the meeting, PaineWebber reviewed for the Committee its financial analysis, including background, operating and financial information of the Company and the CT Group, based upon various valuation analyses. PaineWebber advised the Committee that, subject to completion of its due diligence, the CT Group would have a preliminary range of value between approximately $45 million to $55 million, depending upon the amount of the distribution the CT Group makes to its stockholders prior to closing the Acquisition for previously taxed earnings not distributed to such stockholders. In addition, the Committee was informed by PaineWebber that a preliminary range of value for the shares of the Company's Common Stock was between
    $4.50 to $6.00 per share. For information concerning the analysis undertaken by PaineWebber see "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER
    OF FLORIDA, INC. - Report and Opinion of Financial Advisor." It was also noted that since
    September 23, 1993, the date negotiations with the CT Group were publicly disclosed, no offers or expressions of interest had been received by the Company from other third parties with respect to a potential business combination or other significant transaction.


          The Committee also discussed the manner in which to negotiate the exchange ratio with
    the CT Group.   The Committee indicated that  the exchange
ratio should be  arrived at based
    upon an agreed upon valuation for the CT Group and the percentage of stock to be held by the stockholders of the CT Group following the Acquisition. PaineWebber advised the Committee that, based upon its preliminary analysis approximately 56% to 67% of the outstanding Common
    Stock could be held by the stockholders of the CT Group following the Acquisition and the transactions contemplated thereby. This analysis was based upon the relative values of the
    Company and the CT Group utilizing various valuation analyses. The Committee authorized Mr.
    Caporella to negotiate the terms of the exchange ratio with representatives of the CT Group within the parameters discussed by the Committee and in consultation with the members of the
    Special Transaction Committee and its legal and financial
advisors.   The Committee required
    that the exchange ratio for purposes of the Redemption would not be negotiated unless and
    until an  agreement was  reached with the  CT Group.   See
"PROPOSAL  TO APPROVE ACQUISITION
    AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC. - Report and Opinion
    of Financial Advisor."


          ^ The Committee also reviewed the terms of the Acquisition Agreement ^ with its
    special  counsel.   The  Committee  reviewed the  overall
structure  of the  transaction and
    certain material terms of the Acquisition Agreement, including: (i) the terms of the
    Memorandum of Understanding and the requirement that the memoranda to be executed prior to approval of the Acquisition Agreement, (ii) the provisions permitting the Board to review other proposals received by the Company with respect to an acquisition proposal, (iii) the right to terminate the Acquisition Agreement without the Company being liable for "break-up"
    fees in excess of $500,000, (iv) the requirement for stockholder approval and delivery of a fairness opinion from PaineWebber, and (v) the fact that the Redemption would not occur unless and until the Acquisition was consummated.


          After conclusion of the meeting of the Special Transaction Committee, a reconvened meeting of the Board of Directors was held. During the meeting, the Special Transaction
    Committee updated the Board concerning the discussions held at the Special Transaction
    Committee meeting. After discussing the terms of the Acquisition Agreement, ^ the Board approved the execution of the Memorandum of Understanding and the Acquisition Agreement,
    subject to a number of conditions, including satisfactory conclusion of the negotiation of the valuation of the CT Group and the number of shares of Common Stock ^ to be issued by the
    Company, approval by the stockholders and Special Transaction Committee of the Company and
    receipt of a written fairness opinion from PaineWebber.


          ^ On October 19, 1993, the Company, CT and CTF issued a press release announcing the execution ^ of the Acquisition Agreement. The high and low sales price for the Common Stock as quoted on NASDAQ as of October 18, 1993, was $4.00 and $3.75^, respectively.


          ^ Pursuant  to the  terms of  the Acquisition
Agreement, the parties completed their respective due diligence by November 1, 1993.


          ^ During the period from late October 1993 through November 4, 1993, representatives of the parties engaged in lengthy negotiations concerning the relative values of the Company and the CT Group for the purpose of determining the number of shares of Common Stock to be owned by the CT Group following consummation of the Acquisition and the transactions
    contemplated thereby.   During this period, there were
differing views regarding the proper
    relative valuations of the  Company and the CT Group.   On
November 4, 1993, the Company and
    CT Group reached an agreement pursuant to which 10,250,000 shares of Common Stock would be
    exchanged for  the CT and CTF Shares.   In addition, in light
of the fact  that the CT Group
    would no longer be afforded Subchapter S status under the Internal Revenue Code of 1986, an aggregate distribution of $11.5 million in the form of cash and notes would be made to the stockholders of the CT Group for undistributed earnings on which the stockholders of the CT
    Group had paid income taxes (a portion of which distribution was made during the period
    ended September 30,  1993).   In a  press release issued  on
November  5, 1993,  the parties
    announced that 10,250,000 shares of Common Stock would be issued to the stockholders of CT and CTF upon consummation of the Acquisition subject to,^ among other things, ^ receipt of financial advisory opinions, ratification by the Board of Directors of the Company, approval by the stockholders of the Company, and execution of an agreement with NBC regarding the
    Redemption.


          ^ In November, 1993, a purported class action and derivative suit was filed against the Company, the members of the Board of Directors, CT, CTF, Jorge Mas Canosa, Jorge Mas and
    Juan Carlos Mas with respect to the Acquisition Agreement and the transactions contemplated thereby.  See "CERTAIN TRANSACTIONS AND LITIGATIONS".


           At a meeting of the Special Transaction Committee on November 9, 1993, the status of the Acquisition was reviewed by the Committee and the terms of the Redemption were discussed among the members of the Committee and their financial and legal advisers. It was indicated
    that a proposal had been received from NBC subsequent to November 4, 1993 pursuant to which
    (i) the Company would redeem the shares of Burnup Common Stock owned by NBC for $6.00 per share or a total redemption price of $18,923,082, and (ii) the Company would cancel (x) the
    Subordinated Debenture, having a book value of 17,291,000, at an amount equal to $17,250,000 and  (y) the  remaining balance  outstanding under  the Other
Indebtedness.   The Committee
    expressed the view that the per share redemption price should not exceed the value negotiated for the shares of Burnup Common Stock being issued in the Acquisition.


          On November 10, 1993, discussions were held between PaineWebber and representatives of NBC with respect to the terms of the Redemption. During these discussions, the relative values of the Company, the Subordinated Debenture and the Other Indebtedness were analyzed
    by  the respective  parties.   Later  that evening,  a
meeting  of  the Special  Transaction
    Committee was held. PaineWebber indicated to the Committee that NBC was prepared to accept the per  share value  arrived at in  the Acquisition, but
was insistent  on discounting the
    Subordinated Debenture, in light of the fact that the Subordinated Debenture could be prepaid at any time without penalty. In addition, NBC had requested that all interest cease accruing  on the  Subordinated  Debenture commencing
December 1,  1993.   PaineWebber  then
    answered numerous questions concerning the terms proposed by NBC, including an analysis of the  valuation of  the Subordinated  Debenture and  Other
Indebtedness.   A  discussion also
    ensued concerning the preferred stock of NBC owned by the Company and whether all or a portion  of such  preferred stock  should be  utilized in
the Redemption.   The Committee's
    advisers stated that NBC indicated it would not accept any terms requiring NBC to retire its
    preferred stock.   The Committee  concluded that it would  be
inappropriate to  discount the
    Subordinated Debenture in connection with the Redemption and directed PaineWebber to propose the following to NBC: (i) the Company would redeem the shares of Common Stock owned by NBC at $5.74 per share (the per  share value in the Acquisition),
(ii) the Company would  cancel
    the Subordinated Debenture at its face value of $17,500,000 and (iii) the balance of
    $592,313 would be applied to reduce the Other Indebtedness.


          Discussions continued on November 11, 1993 between PaineWebber and representatives of
    NBC. At a meeting of the Special Transaction Committee later that day, PaineWebber advised the Committee that representatives of NBC were prepared to recommend to the Board of
    Directors ^ of NBC the Special Transaction Committee's proposal made by PaineWebber earlier in the day; provided all collateral underlying the Other Indebtedness was released by the
    Company. PaineWebber then reviewed for the Committee the terms of the Other Indebtedness and the security underlying the obligations. The Committee concluded that it would not agree to release any collateral and would not alter from its previous proposal and directed
    PaineWebber to communicate the Committee's position to representatives of NBC.


          On November 16, 1993, a meeting of the Special Transaction Committee was held. During the meeting, an overview of the negotiations was presented as well as the historical and pro forma financial results of the CT Group and the Company. Representatives from PaineWebber answered  questions  and discussed  in  detail  the
structure of  the  transaction and  the
    valuations  utilized  to negotiate  the  Acquisition and
Redemption.   During  the meeting,
    PaineWebber advised the Committee of its valuation analysis and indicated that they were not aware of any facts on such date that would preclude such representatives from recommending to PaineWebber's fairness opinion committee that on such date, the Transaction is fair, from a financial point of view, to the Company and the holders of Common Stock other than NBC and
    its affiliates.    The  Committee's  counsel  then  discussed
legal  issues  concerning  the
    Transaction and answered the questions of members of the Special Transaction Committee. The
    Special Transaction Committee then adopted a resolution to unanimously recommend that the
    Board approve the Acquisition Agreement and the transactions contemplated thereby, subject to receipt of stockholder approval and an amendment to the Agreement described below. At a meeting held immediately thereafter, the Board, by the unanimous vote of all directors
    (other than, Mr. Caporella, who abstained with respect to the Redemption), concluded that the transactions contemplated by the Acquisition Agreement was in the best interest of the

    Company's stockholders, and approved the Acquisition Agreement and the transactions contemplated thereby (including the Redemption), subject to receipt of a written fairness opinion from PaineWebber, an executed Amendment to the Acquisition Agreement described below, waiver by the CT Group of its rights to terminate the Acquisition Agreement as a result of the filing of the 1993 Complaint (as defined herein) and the execution of the agreement  between the  Company and  NBC with  respect to
the Redemption.   The  Board also
    resolved to recommend that the stockholders approve and adopt the Acquisition Agreement and the transactions contemplated thereby.


          On November 23, 1993, the stockholders of the CT Group and the Company executed the
    First Amendment to the Agreement (the "First Amendment") which provided for, among other things: (i) the exchange ratio of the CT and CTF Shares for the Burnup Shares, (ii) the
    waiver by the stockholders of the CT Group of their rights with respect to the 1993
    Complaint and (iii) the amount and manner of payment of the distribution to the stockholders
    of the  CT Group.   In addition,  a Second  Amendment to the
Agreement was  executed by the
    parties, effective November 23, 1993, to clarify a mutual mistake in the First Amendment with respect to the calculation of the distribution to be made to the stockholders of the CT
    Group by CT and CTF.


          On January 18, 1993, PaineWebber delivered its written fairness opinion to the Special
    Transaction Committee that each of the Acquisition, Redemption and Transaction is fair, from a financial point of view, to the Company and the stockholders of the Company, other than
    NBC and its affiliates.


    Reasons for Engaging in the Acquisition


          In determining to recommend the approval of the Acquisition Agreement and the transactions contemplated thereby to the full Board of Directors, and in approving the
    Acquisition Agreement and the transactions contemplated thereby and recommending that stockholders approve and adopt the Acquisition Agreement and the transactions contemplated thereby, the Special Transaction Committee and the Board, respectively, considered and based their opinion as to the fairness of the transactions contemplated by the Acquisition
    Agreement, on a number  of factors, including the following:
(i)  the belief of  Board  and
    the Special Transaction Committee, that the combination of the Company and the CT Group is an attractive business opportunity because the Company's core business operations, business prospects and senior operating management will be strengthened through the consummation of the Acquisition and greater economies of scale and synergies will be created through the
    Acquisition; (ii) the belief of the Board and the Special Transaction Committee that significant favorable recent developments are taking place in the domestic and international telecommunications industry and that the combined entity will be better able to compete in the global marketplace; (iii) the fact that the transactions contemplated by the Acquisition
    Agreement require the approval of the stockholders of the Company; (iv) information with respect to the financial condition, results of operations, business and prospects of CT and
    CTF and the Company and current industry, economic and market conditions as well as the risks involved in achieving those prospects; (v) the possible alternatives to the
    Acquisition, including the prospects of the Company continuing to successfully operate as an independent entity, and in particular, the potential adverse consequences to the Company, including its business prospects and its ability to retain and attract talented operating management, in the event the Acquisition were not to occur; (vi) the fact that, notwithstanding the Company's objective to effect a business combination and the significant possibility of the Company being sold or a change in control of the Company occurring, no expressions of interest or proposals from third parties which might be interested in acquiring the Company were received by the Board of Directors; (vii) the fact that the
    Acquisition is not structured to preclude additional bona fide offers to acquire the Company and that the Acquisition Agreement permits the Board of Directors of the Company in the exercise of its fiduciary obligations under applicable law, to review and accept proposals from third parties relating to any acquisition of the Company; and (viii) the oral and written presentations of PaineWebber described under "Report and Opinion of Financial
    Advisor" and the written opinion of PaineWebber to the effect that, as of the date of its opinion, each of the Acquisition, Redemption, and the Transaction, is fair from a financial point of view to the Company and the stockholders of the Company other than NBC and its affiliates.


          In view of the wide variety of factors considered in connection with its evaluation of the transaction neither the Special Transaction Committee nor the Board found it practicable to and did not, quantify or otherwise attempt to assign relative weights to the specific factors in reaching its determination, although it viewed the matters set forth in (i),
    (ii), (iii), (iv) (v), (vi), (vii) and (viii) as favorable to its decision. Moreover, the
    Special Transaction Committee and the Board placed special emphasis on the financial terms of the Acquisition and the transactions contemplated thereby (including the Redemption) and the absence of any other proposals from third parties to acquire the Company. The factors discussed above were considered by the Special Transaction Committee and the Board in the
    manner set below:


    (i) As noted above, the Special Transaction Committee and the Board considered favorable the matters set forth in item (i). The Special Transaction Committee and the Board reviewed the financial results of the Company, including a three-year revenue decline and losses incurred during that period, and compared such results to the historical financial results of the CT
    Group and proforma  combined financial results of the Company
and the CT Group.   The Board
    and Special Transaction Committee noted that the CT Group results were obtained within a more contained geographic area. The Board and Special Transaction Committee also noted that recently the Company had been required to obtain waivers of certain violations of its loan
    documents.   The Special Transaction  Committee and the Board
considered  the synergies that
    would result from combining the companies, and concluded that increased economies of scale are attainable through the Acquisition, primarily due to the more efficient use of equipment and personnel and the elimination of certain administrative redundancies. In addition, the combination of the financial strength and operational capabilities of the CT Group along with the potential increased efficiencies that would result from the Acquisition were considered by the Special Transaction Committee and the Board as being favorable to the development of business prospects. The Special Transaction Committee and Board noted the closing stock price of the Common Stock on NASDAQ had increased approximately 44% since the initial announcement of the transaction through November 15, 1993 and interpreted the increase as a favorable perception of the combined entities by the investment community.
    The Board and the Special Transaction Committee also considered as favorable the potential strengthening of senior operating management through the consummation of the Acquisition.
    The attraction and retention of management personnel who are experienced within the telecommunications industry and have demonstrated knowledge of the business, the customer base, and operating efficiencies as demonstrated by the strong operating margins attained by the CT Group was considered important to the growth of the Company, particularly in view of anticipated capital spending programs expected to occur in the domestic and international telephone and cable industries.


    (ii) As noted above, the Special Transaction Committee and the Board considered as favorable
    the  matters  set forth  in item  (ii).   The  Special
Transaction  Committee and  the Board
    discussed the various opportunities which are available to the telecommunications industry in view of recent legislation allowing the formation of alliances between cable television and telephone companies and concluded that a business combination with the CT Group would result in  the enhancement of earnings  and shareholder
value.   Additionally, the  Special
    Transaction Committee and the Board considered as favorable the combination of experience and  customer  contacts  of  management  of  the  Company
and  the  CT  Group  relative  to
    international opportunities and the potential for further significant development of the
    Company's international telecommunications customer base resulting from the Acquisition, and concluded the combined entity would be better equipped and financially able to compete in the global marketplace. The Special Transaction Committee also noted the probable need for
    additional  capital   in  order   to  take   advantage  of
the  projected   expansion   of
    telecommunications construction and the likelihood of the Company obtaining such capital as a stand alone entity.


    (iii) As noted above, the Special Transaction Committee and the Board considered as favorable  the matters  set forth  in  item (iii).
Specifically, the  Special Transaction
    Committee and the Board viewed as favorable the requirement that the transactions contemplated by the Acquisition Agreement required the approval of holders of a majority of the outstanding  Common Stock.


    (iv) As noted above, the Special Transaction Committee and the Board considered as favorable the matters set forth in item (iv). The Special Transaction Committee and the Board reviewed the information provided in presentations by the Company's advisors and management, including summary historical financial information for both the Company and the CT Group and proforma financial information for the combined entity. The Special Transaction Committee and the Board also reviewed the historical volatility of the Company's financial performance and the demands placed on the Company and other large, telecommunications companies to compete effectively, particularly in view of the past prolonged economic pressures. On the basis of  such review, the Special  Transaction Committee
and the  Board reconfirmed  their
    understanding of the Company's and the CT Group's historical financial and business results
    and  prospects,  the   necessity  to  stabilize  and
strengthen  the   Company's  financial
    performance, and to increase the Company's presence in the global telecommunications
    marketplace.   The Special Transaction  Committee also
reviewed such risks  as currency and
    political risks associated with international opportunities and the potential returns to be realized if global business development can be efficiently implemented.

    (v) As noted above, the Special Transaction Committee and the Board considered as favorable the matters set forth in item (v). Possible alternatives to the transactions contemplated by the Acquisition Agreement were discussed at various meetings of the Special Transaction
    Committee and the Board.   In that connection, members of the
Special  Transaction Committee
    were advised of alternative transaction structures which had been discussed and rejected or
    withdrawn during the  period from 1990 through   1993.
Alternative transactions included the
    Company's entering into an agreement to acquire beneficial ownership of certain shares and other interests in Dycom for the purpose of effecting a merger with Dycom. See "Background
    of Transaction".    The members  of the  Special Transaction
Committee and  the Board  also
    explored the alternatives which may or may not be available to the Company in the event that the transactions contemplated by the Acquisition Agreement were not consummated, including the possible further deterioration in the Company's financial results. Based on its understanding of the potentially adverse consequences to the Company, including the potential loss of certain business opportunities and the Company's current ability to retain and attract talented operating management, the Special Transaction Committee considered favorably the terms of the Acquisition and the transactions contemplated thereby and recommended that the stockholders of the Company approve and adopt the Acquisition
    Agreement.


    (vi) As noted above, the Special Transaction Committee and the Board considered as favorable the matters set forth in item (vi). In connection with their consideration of such matters, the Special Transaction Committee and the Board reviewed the fact that, notwithstanding the fact that several press releases and newspaper articles were disseminated to the public concerning the Company's desire to enhance shareholder value through a business combination
    as well as  the announcement of the negotiations   between
the Company  and the CT Group and
    the execution of the Acquisition Agreement, no proposals from third parties which might be interested in acquiring the Company have been received by the Board of Directors.


    (vii) As noted above, the Special Transaction Committee and the Board considered as favorable  the matter set forth in item  (vii).
Specifically, the fact that the Acquisition
    is not structured to preclude consideration of additional bona fide offers by third parties to acquire the Company and the Acquisition Agreement permits the Special Transaction
    Committee to provide information and to accept, review and negotiate with such parties prior to  the  Closing is  fair  to the  stockholders of  the
Company.   The  Special Transaction
    Committee and the Board required that the terms of the Acquisition Agreement not preclude the Company from terminating the Acquisition Agreement if a more favorable transaction were to be proposed and noted that no "lock-up" arrangements were entered into in connection with the Acquisition nor would break-up fees in excess of $500,000 be payable in the event the
    Acquisition were terminated.


    (viii)   As  noted above,  the  Special Transaction
Committee and  the Board  considered as
    favorable the matter set forth in Item (viii). In connection with their consideration of such matters, the Special Transaction Committee and the Board relied in part on the presentation of PaineWebber described under "Report and Opinion of Financial Advisor" and adopted as reasonable both PaineWebber's presentations and analysis of various factors described therein.


    Report and Opinion of Financial Advisor


          The Special Transaction Committee has retained
PaineWebber as its financial advisor in
    connection with the Acquisition and to render a fairness opinion to the Special Transaction
    Committee with respect to the Company and the holders of Common Stock, other than NBC and its affiliates.


          ^ On November 16, 1993, in connection with the evaluation of the Acquisition and the transactions contemplated thereby by the Board of Directors ^ and the Special Transaction
    Committee, representatives of PaineWebber advised the Special Transaction Committee of its valuation analysis and indicated that they were not aware of any facts on such date that would preclude such representatives from recommending to PaineWebber's fairness opinion committee that on such date, the Transaction is fair from a financial point of view to the
    Company and holders of Common Stock other than NBC and its affiliates. On January 18, 1994,
    PaineWebber delivered its written opinion to the Special Transaction Committee indicating that each of the Acquisition, Redemption and Transaction is fair from a financial point of view to Company and the holders of Common Stock, other than NBC and its affiliates.
    Stockholders are urged to read such opinion in its entirety for a discussion of the assumptions made, the matters considered and the scope of the review undertaken in rendering such opinion. The fairness opinion will be updated by PaineWebber immediately prior to the
    Meeting. A copy of the opinion letter of PaineWebber dated the date of this Proxy Statement is attached as Appendix B and should be read carefully and in its entirety by the holders of
    Common Stock.


          In rendering its written opinion to the Special Transaction Committee, PaineWebber:
    (i) reviewed the audited financial statements for CT and CTF for the three fiscal years ended December 31, 1992, and reviewed the unaudited financial statements for CT and CTF for the six months ended June 30, 1993; (ii) reviewed the combined audited financial statements for the CT Group for the three years ended December 31, 1992, and reviewed the unaudited financial statements for the CT Group for the nine months ended September 30, 1993; (iii)
    reviewed the Company's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended April 30, 1993 and the Company's Form 10-Q and the related unaudited financial information for the six months ended October 31, 1993; (iv) reviewed an estimated income statement for the CT Group for the year ended December 31, 1993 and an estimated income statement for the Company for the year ended April 30, 1994; (v) conducted discussions with members of senior management of the CT Group and the Company concerning their respective businesses and prospects; (vi) reviewed the summary appraisal reports dated
    June and July of 1991 and an updated market analysis dated August 12, 1993 prepared by an outside appraisal firm with respect to certain of the Company's real estate assets; (vii)
    reviewed the historical market prices and trading activity of the Company's Common Stock and compared them with that of certain publicly traded companies which PaineWebber deemed to be reasonably similar to the Company; (viii) compared the results of operations of the CT Group and the Company and compared them with that of certain publicly traded companies which
    PaineWebber deemed to be reasonably similar to the CT Group and the Company, respectively;
    (ix) reviewed the terms of the Subordinated Debenture and Other Indebtedness; (x) reviewed the Acquisition Agreement; and (xi) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as PaineWebber deemed necessary, including PaineWebber's assessment of general economic, market and monetary conditions.


          In preparing its opinion, PaineWebber relied on the accuracy and completeness of all information supplied or otherwise made available to PaineWebber by the Company, CT and CTF and assumed that estimates have been reasonably prepared on bases reflecting the best currently available information and judgments of the managements of the Company, CT and CTF as to the expected future financial performance of their respective companies. PaineWebber did not independently verify such information or assumptions, including estimates, or undertake an independent appraisal of the assets of the Company, CT or CTF. PaineWebber's opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the opinion. PaineWebber's opinion does not constitute a recommendation to any holder of Common Stock of the Company as to how any such holder of
    Common Stock should vote on the Acquisition. The opinion does not address the relative merits of the Transaction and any other transactions or business strategies discussed by the
    Board of Directors of the Company as alternatives to the Transaction or the decision of ^
    the Board of Directors ^ of the Company to proceed with the Transaction. Although various estimates of value were developed with respect to the combined entities, no opinion is expressed by PaineWebber as to the price at which the securities to be issued in the
    Transaction may trade at any time.


          PaineWebber assumed that there had been no material change in the Company's, CT's or
    CTF's assets, financial condition, results of operations, business or prospects since the date  of the  last financial statements  made available to
PaineWebber.   PaineWebber relied
    upon the Company with respect to the accounting treatment to be accorded in the Acquisition.
    In addition, PaineWebber did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of the Company, CT or CTF. In rendering its opinion, PaineWebber has not been engaged to act as an agent or fiduciary of, and the
    Company has expressly waived any duties or liabilities PaineWebber may otherwise be deemed to have had to, the Company's equity holders or any other third party.


          The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not  readily susceptible  to partial  analysis or summary
description.   Furthermore,  in
    arriving at its fairness opinion, PaineWebber did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, PaineWebber believes that its analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create  a misleading  or incomplete  view of  the process
underlying its  opinion.   In its
    analyses, PaineWebber made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the
    control of  the Company,  CT and CTF.   Any estimates
contained in  these analyses are  not
    necessarily indicative of actual  values or predictive of
future   results or values,  which
    may be significantly more or less favorable than as set forth therein, and none of
    PaineWebber, the Company, CT or CTF assumes responsibility for the accuracy of such estimates. In addition, analyses relating to the value of such businesses do not purport to be appraisals or to reflect the prices at which business may actually be sold.


          The following paragraphs summarize the significant analyses performed by PaineWebber in its presentations to the Special Transaction Committee of the Company and in delivering its written opinion dated January 18, 1994. ^


    The ^ Acquisition


          Selected Comparable Public Company  Analysis.   Using
publicly available  information,
    PaineWebber compared selected historical and financial operating data of the Company and the
    CT Group and the stock market performance data of the Company to the corresponding data of
    certain  publicly   traded  companies.  These  comparable
companies  consisted  of  Butler
    International, Inc., CRSS Services, Inc., Dycom Industries, Inc., L.E. Myers Co. Group and
    UTILX Corporation.


          Because of the inherent differences between the operations of the Company, CT Group and the selected comparable companies, PaineWebber believed that a purely quantitative comparable company analysis would not be particularly meaningful in the context of the
    Acquisition.   As PaineWebber  informed the  Special
Transaction  Committee of  the Board of
    Directors of the Company, an appropriate use of comparable public company analysis in this instance would involve qualitative judgments concerning differences between the financial and operating characteristics which would affect the public trading values of the selected companies, the Company and CT Group.


          To determine a valuation range for the CT Group based upon comparable public company analysis but subject to the foregoing limitations, PaineWebber determined ranges of multiples of total value to revenues, total value to earnings before interest, taxes, depreciation and amortization ("EBITDA"), total value to earnings before interest and taxes
    ("EBIT"), and equity value to net income. The comparable public company analysis resulted in a total value range for the CT Group of $50.0 million to $65.0 million, from which
    PaineWebber deducted the CT Group's pro forma total outstanding debt and added back its cash balance (after giving effect to the transactions contemplated by the Acquisition Agreement), resulting in an equity value range of $54.9 million to $69.9 million. PaineWebber noted
    that the negotiated equity value for the CT Group as disclosed in the Acquisition Agreement was $58.8 million.


          Implied Stock Price Analysis. PaineWebber noted that because the stockholders of the
    CT Group will hold approximately 65% of the outstanding common stock of the Company on a pro forma basis after giving effect to the Acquisition and the Redemption, the historical market prices of the Company's Common Stock are not necessarily indicative of the fair value of the
    Company's Common Stock being issued in the Acquisition. Using the range of equity values that resulted from the comparable public company analysis and dividing by the 10.25 million shares of Common Stock to be issued in the Acquisition, PaineWebber determined an implied stock price range of $5.36 to $6.82 per share at which the shares of Common Stock were being issued in the Acquisition. PaineWebber then compared the implied stock price to the price of ^ the Company's Common Stock ^ on September 23, 1993 (the announcement date of the
    Transaction), and for an average of the Company's stock price for one month prior to the announcement to determine the premiums of the implied stock price over the price of the
    Company's Common Stock. ^ This analysis indicated that the range of implied premiums to the
    September 23, 1993 stock market price is 64.8% to 109.9% and that the range to average stock market price is 96.2% to 149.8%.

          Multiples Paid Analysis.      PaineWebber  performed
an  analysis  of  the   implied
    multiples of the Acquisition for various historical operating results for the CT Group's nine months ended September 30, 1993, and the estimated operating results for the fiscal year ended December 31, 1993. PaineWebber utilized the same range of values derived from the  comparable public company  analysis to analyze  the
resulting multiples.   Using the CT
    Group's historical operating results for the twelve months ended September 30, 1993 resulted in the following ranges: 0.9x to 1.2x sales; 3.6x to 4.7x EBITDA; 3.8x to 5.0x EBIT; and
    6.8x to 8.6x net income. Using the CT Group's estimated operating results for the fiscal year ended December 31, 1993 resulted in the following ranges: 1.1x to 1.5x sales; 4.3x to
    5.7x EBITDA; 4.6x to 6.0x EBIT; and 8.2x to 10.4x net income.

          Discounted  Cash Flow  Analysis.   PaineWebber
analyzed the  CT Group    based on  an
    unlevered discounted cash flow analysis of the projected financial performance of the CT
    Group. Because the management of CT Group did not provide projections other than an estimate of the financial results for the fiscal year ended December 31, 1993, PaineWebber performed several different discounted cash flow analyses utilizing a range of revenue growth rates and EBIT margins selected by PaineWebber based on discussions with the management of the
    Company and the CT Group.


          The discounted cash flow analysis determined the present value of the CT Group's unlevered after-tax cash flows generated over a five year period and then added to such discounted value the present value of the estimated residual valuation at the end of the five years for each scenario to provide a total value. "Unlevered after-tax cash flows"
    were calculated as tax-effected EBIT plus depreciation and amortization, plus (or minus) net changes in non-cash working capital, minus capital expenditures. The analysis utilized two
    methodologies  for  determining the  terminal  value.   The
first  methodology  calculated a
    terminal value  based upon  a range of  multiples of EBIT
from 6.0x  to 7.5x.   The  second
    methodology calculated a terminal value based on a range of perpetual growth rates from 2.0%
    to 5.0% of the unlevered after-tax cash flows. The unlevered after-tax cash flows and the terminal values were discounted using a range of discount rates from 12.0% to 18.0% which were selected by PaineWebber based on PaineWebber's investment banking experience. This range also reflects the risk assumptions applied by PaineWebber to the financial forecasts.
    PaineWebber noted that because of the inherent uncertainties of the projections used in this analysis, the results of this analysis may not be considered particularly reliable.


    The Redemption


          Analysis of the Redemption.   PaineWebber noted that,
as set forth in  the Acquisition
    Agreement, the satisfaction of all of the conditions to the Redemption (other than consummation of the Acquisition) was a condition to consummation of the Acquisition and its analysis of the Redemption was performed in that context.

          PaineWebber reviewed  the terms  of the 14%
Subordinated Debenture  in the  principal
    amount of $17,500,000 and the Promissory Note in the then principal amount of $1,374,000
    issued  by NBC  to the Company.   PaineWebber noted  that the
terms of  the 14% Subordinated
    Debenture included a provision which rendered the Subordinated Debenture callable at any
    time.   PaineWebber  also noted that  the Company  carried
the  Subordinated Debenture  at a
    discount on its books, but in arriving at the terms of the Redemption , the Company valued the Subordinated  Debenture at its face amount.


          Break-up Analysis. PaineWebber analyzed the net book value per share of the Company assuming the termination of the Company's operating activities and the liquidation of the
    Company's  assets  and  liabilities.    This  analysis  was
based  upon:  (i)  the Company's
    October 31, 1993 balance sheet; (ii) discussions with the Company's management, including their estimates of the realizable value of certain assets and liabilities; (iii) real estate appraisals prepared by an outside appraisal firm and provided by the Company to PaineWebber;
    and (iv) assumptions made by PaineWebber as to the liquidation value of certain assets and
    liabilities.   To  determine the  net book  value per  share
of  the Company  in a  break-up
    scenario, PaineWebber determined the realizable value (net of taxes) of the Company's assets, deducted the book value of the Company's liabilities and an estimate of liquidation expenses, and then divided the result by approximately 8.8 million shares, the number of outstanding shares of the Company's Common Stock as of December 1, 1993. In performing this
    analysis,  PaineWebber   applied  a  range  of   discounts
from  0.0%   to  15.0%   to  the
    appraised/estimated  value of  the Company's plant, property
and equipment.   This analysis
    resulted in a range of net book  value per share from $4.61
to $5.34.   The negotiated stock
    price of $5.74 reflected in the Acquisition Agreement was used by PaineWebber to determine the implied premium  to the range of net  book values per
share.   This analysis indicated a
    range  of premiums of  7.5% to  24.5% to the negotiated
stock price  of $5.74 per  share as
    reflected in the Acquisition Agreement.    In addition,
PaineWebber applied a 27.1% premium,
    the average premium for the four week period prior to the announcement of selected transactions of between $30 to $400 million from January 1, 1992 to November 9, 1993, to the range  of net  book value  per share  determined by  the
break-up  analysis.   This analysis
    resulted in a range of stock prices for the Company from $5.86 to $6.79 per share.


          Post-Acquisition; Pre-Redemption Analysis.
PaineWebber analyzed the equity value per
    share of the Company assuming consummation of the
Acquisition but prior to the consummation
    of the Redemption.   In this analysis,  the range of  equity
values ($54.9  million to $69.9
    million)  for the CT Group derived from the comparable
public company analysis was added to
    the range of equity values ($40.4 million to $46.8) for the Company derived from the break-up analysis resulting in a combined equity value from $95.3 million to $116.7 million.
    Dividing this result by the number of shares outstanding after the Acquisition and prior to the Redemption (19.02 million shares) resulted in an equity value per share range of $5.01
    to $6.14.   PaineWebber used  the resulting net book values
per share to analyze the implied
    premiums to the negotiated stock price of the Company.


          On the basis of, and subject to the foregoing,
PaineWebber delivered a written opinion
    to  the  Special Transaction  Committee  that  each of    the
Acquisition,  Redemption, and
    Transaction is fair, from a financial point of view, to the Company and holders of Common
    Stock other than NBC and its affiliates.


          PaineWebber was selected by the Special Transaction Committee as its financial advisor in connection with the Acquisition because of its background, reputation and expertise as
    investment  bankers  and financial  advisors.   PaineWebber
regularly provides  a  range of
    financial advisory and investment banking services, including providing financial advisory services to and valuations of companies involved in merger and acquisition transactions.
    PaineWebber has provided investment banking services to the Special Transaction Committee from time to time. During the past two years, PaineWebber was paid approximately $275,000 in connection with investment banking services provided.


          For  financial  advisory   services  in  connection
with  the  consummation   of  the
    Acquisition, including the rendering of its opinion, the Company has agreed to pay
    PaineWebber a fee of $10,000 per month for twelve months and $125,000 upon delivery of their written opinion. The Company has also agreed to reimburse PaineWebber for its reasonable fees and expenses of legal counsel, and to indemnify it against certain expenses and liabilities in connection with its services, including those arising under federal securities laws.


    Terms of the Acquisition Agreement

          Sale and  Purchase of Shares.   The Acquisition
Agreement provides  that the  Company
    shall acquire all of the issued and outstanding capital stock of CT and CTF in exchange for
    10,250,000 shares of the Common Stock of the Company.


          Representations  and   Warranties.     The  Acquisition
 Agreement  contains  various
    representations and warranties made by each of the Company, CT and CTF and relating to, among other things, organization and similar corporate matters, financial statements, taxes, title to property and certain other matters.


          Conditions of the Acquisition.   The respective
obligations of the Company, CT and CTF
    to effect the Acquisition are conditioned upon, among other things, (i) approval of the
    Acquisition Agreement and the transactions contemplated thereby by the Board of Directors of the Company and the holders of Common Stock; (ii) no action or proceeding having been instituted to restrain or prohibit any of the transactions contemplated by the Acquisition
    Agreement; (iii) expiration or termination of the waiting period under the HSR Act and receipt of all material consents and approvals required to permit the consummation of the transactions contemplated  by the  Acquisition Agreement;
(iv) the  agreement effecting  the
    Redemption having been duly executed and delivered and not having been terminated or amended, and all conditions to the consummation of the agreement between NBC and the Company
    dated           ,  1994 (the "NBC Agreement") contemplated
thereby having been  satisfied or
    waived to the satisfaction of CT and CTF, except the condition requiring the consummation of the Acquisition; (v) the receipt of a written fairness opinion from PaineWebber and (vi) the fulfillment or waiver of certain other conditions, including the receipt of the written consent of certain lenders to the Company and the CT Group. Under the terms and conditions of the First Amendment, the parties waived their rights under the Acquisition Agreement not to consummate the Acquisition pursuant to Article VII of the Acquisition Agreement as a result of the filing of the 1993 Complaint.


          Certain Covenants. Each of the Company, CT and CTF have agreed, among other things, that, during the period from the date of the Acquisition Agreement to the Closing Date, except as permitted by the Acquisition Agreement or as consented to in writing by the other party, each will conduct its operations in the ordinary course of business, use its best efforts to do all things necessary in order to consummate the Acquisition and refrain from entering into certain transactions in excess of certain specified amounts.

          Directors and Management of The Company Following the Acquisition. The Acquisition
    Agreement provides that upon consummation of the Acquisition, the Board of Directors will hold a meeting at which (i) Jorge Mas will be elected as President and Chief Executive
    Officer of the Company and the Board will determine his compensation and (ii) the size of the Board will  be expanded from  five to  seven members.
The directors intend  to appoint
    Jorge L. Mas Canosa as a Class II Director and Jorge Mas as a Class I Director. Prior to
    the conducting of any other business at such meeting, Nick A. Caporella (a Class I Director)
    and Leo J. Hussey (a Class III Director) will resign from the Board of Directors. The remaining directors will appoint Eliot C. Abbott as a Class II Director and Arthur B. Laffer
    as a Class III Director, to fill the resulting vacancies. Messrs. Canosa and Mas are controlling stockholders of CT and CTF, respectively.


          Registration Rights. The Acquisition Agreement provides that commencing six months after the Closing Date, the Company would register on two occasions such number of Burnup
    Shares as the CT and CTF stockholders requested (which would not be less than 1,000,000
    Burnup Shares in any one request) provided that at the time of such request the CT and CTF stockholders shall have owned in the aggregate at least 20% of the shares of Common Stock then outstanding. Upon such request, the Company had agreed, subject to certain conditions, to promptly prepare and file, at its expense, a registration statement with the SEC.


          The Acquisition Agreement also provides that commencing six months following the
    Closing Date, if the Company shall conduct an offering of its securities, the Company will allow the CT and CTF stockholders, subject to certain conditions, to include a minimum of
    50,000 shares in any such registration at the Company's expense.


          Indemnification.   The  Acquisition Agreement  provides
that  (i) the  Company  shall
    indemnify and hold harmless CT, CTF and their respective stockholders and (ii) the CT and
    CTF stockholders shall indemnify and hold harmless the Company, its subsidiaries and their respective officers and directors from all damages arising out of a misrepresentation or breach of a warranty or covenant, agreement or obligation contained in the Acquisition
    Agreement.   The CT and CTF stockholders shall be deemed to
have made a misrepresentation or
    breached a warranty only if the damages suffered by the Company exceed $1,000,000 and the aggregate liability of the CT and CTF stockholders is limited to the sum of $1,000,000 plus the  aggregate fair  market value  of 350,000 Burnup  Shares
on  the date  of payment.   The
    Company shall be deemed to have made a misrepresentation or have breached a warranty only if the damages suffered by the CT and CTF stockholders exceed $2,750,000 and the Company's aggregate liability is limited to the sum of $2,500,000. The Acquisition Agreement provides that at Closing, the Company will enter into an Indemnification Agreement with certain current and former directors and officers of the Company pursuant to which the Company is obligated to indemnify and hold harmless such directors and officers to the fullest extent permitted under Delaware law, subject to certain limitations, for a period of six years after Closing for all damages and costs which arise by reason of the fact that they were or are a director or officer of the Company.


          Termination; Expenses. The Acquisition Agreement will terminate if the Closing does not occur prior to February 28, 1994 unless extended by mutual agreement of the Company and
    the CT Group.   The Acquisition Agreement also  provides that
in the event  the Closing does
    not occur due to the failure of the Company or CT and CTF to fulfill certain conditions
    (other than approval of the Acquisition Agreement by the Company's stockholders) or due to a party's failure to close, the breaching/non-fulfilling party will pay the sum of $500,000 in damages.


          Government Approvals. The Acquisition is subject to the requirements of the HSR Act and the rules and regulations thereunder. On January 21, 1994, the Company and the CT Group
    made the necessary filings under the HSR Act with the Federal Trade Commission and Justice
    Department.   Under the provisions of  the HSR Act, the
Acquisition may not  be consummated
    until the thirty day waiting period expires, unless the request for early termination of the waiting period by the Company and the CT Group is granted.


    Certain Effects of the Acquisition


          General Effect. Upon consummation of the Acquisition, all the issued and outstanding capital stock of CT and CTF will be acquired by the Company and each of CT and CTF will be wholly-owned subsidiaries of the Company.

          Change  of  Control.    Upon  consummation  of the
Acquisition  and  the transactions
    contemplated thereby, the former stockholders of CT and CTF will own approximately 65% of the outstanding Common Stock and to the extent they act in concert will be controlling
    stockholders of the Company.   Accordingly, the former
stockholders of CT  and CTF will have
    the ability to control the affairs of the Company and control the election of the Company's directors regardless of how the other stockholders may vote. Furthermore, such persons will have the ability to control other actions requiring stockholder approval, including certain fundamental corporate transactions such as a merger or sale of substantially all of the assets of the Company, regardless of how the other stockholders may vote. This ability may be enhanced by the adoption of the proposed amendments to the Certificate, including those which would (i) increase the number of authorized shares of the Company's common stock from twenty-five million (25,000,000) to fifty million (50,000,000) and (ii) eliminate all designations, powers, preferences, rights, qualifications, limitations and restrictions in the Certificate of Incorporation  relating to the Company's
preferred stock.   See "PROPOSAL
    TO APPROVE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF
INCORPORATION".


          These proposed amendments to the Certificate may be deemed to have the effect of making more difficult the acquisition of control of the Company after the consummation of the Acquisition by means of a hostile tender offer, open market purchases, a proxy contest or otherwise. On the one hand, these amendments may be seen as encouraging persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company; on the other hand, the amendments may have the effect of discouraging a third party form making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt may be economically beneficial to the
    Company and its stockholders. Furthermore, the proposed amendments to the Certificate and the fact that the CT and CTF stockholders will own approximately 65% of the Common Stock of the Company after the consummation of the Acquisition may have a negative effect on the market price and liquidity of the Common Stock ^ of the Company.


          ^ Dilution. The issuance, pursuant to the Acquisition Agreement of the Burnup Shares to the stockholders of CT and CTF, will dilute proportionately the aggregate voting power of present holders of Common Stock. The stockholders of CT and CTF will have the ability to elect the entire Board of Directors and to approve certain transactions at meetings of the
    Company's stockholders regardless of the vote of the minority stockholders.

          ^ Outstanding Stock Options. Pursuant to the terms of the Acquisition Agreement, the
    Company is required to take such action as is necessary so that its 1976 Stock Option Plan and 1978 Stock Option Plan (the "Current Plans") provides that each option to purchase
    Common Stock (an "Option") and each right to elect an alternate settlement method ("SAR")
    held by (i) any employee of the Company who is terminated other than for just cause by the
    Company at any time during the twelve (12) month period subsequent to October 15, 1993 shall become immediately exercisable and vested, whether or not previously exercisable or vested, on the date of receipt by such employee of notice of termination of employment by the
    Company or receipt by the Company of notice of voluntary termination, as the case may be, and such employee shall, for a period of three months thereafter, have the right to exercise such Option or SAR, and (ii) any employee who is terminated for just cause, or who voluntarily terminates his employment subsequent to the Closing Date shall not become exercisable  or  vested except  as  currently provided  under
such  plans.   The Acquisition
    Agreement states that "termination for just cause" includes termination by reason of a material breach by the employee of his duties (after 10-day notice thereof and opportunity to cure), gross negligence, fraud or willful misconduct by the employee in the performance of his duties, excessive absences by the employee not related to illness, misappropriation by the employee of any assets of the Company or any of its subsidiaries, commission by the employee of any crime involving moral turpitude and conviction of a felony. On November 16,
    1993, the Compensation and Stock Option Committee and Board of Directors ^ authorized amendments to the Current Plans to comply with the terms of the Acquisition Agreement.


          Federal Income Tax Considerations. The Company, CT and CTF do not intend to request a ruling from the Internal Revenue Service (the "IRS") regarding the federal income tax consequences of the Acquisition. CT and CTF have received an opinion from Price Waterhouse to the effect that the Acquisition constitutes as a "reorganization" within the meaning of
    Section 368(a)  of the Code.   This opinion  (referred to
herein as the  "Tax Opinion") will
    neither bind the IRS nor preclude the IRS from successfully asserting a contrary position.
    In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based on the truth and accuracy of representations made by CT and CTF and the CT and
    CTF stockholders.

          A successful IRS challenge to the reorganization status of the Acquisition would result in each of the CT and CTF stockholders recognizing gain or loss with respect to each share of common stock of CT and CTF equal to the difference between such stockholder's basis in such share and the aggregate amount of consideration received in exchange therefor. Such stockholder's aggregate basis in the Common Stock so received would then equal its fair market value and his holding period for such stock would begin the day after the
    Acquisition.


          Accounting Treatment. The Acquisition will be accounted for as a "purchase", as such term is used under generally accepted accounting principles, for accounting and financial
    reporting  purposes.    Because  of  certain  factors
including the  fact  that  the former
    stockholders of the CT Group will hold a majority of the Common Stock subsequent to the closing of the Acquisition and that they or their designees will constitute a majority of the Board of Directors, it is anticipated that the Acquisition will be treated as a "reverse acquisition," with the CT Group considered to be the acquiring entity. As a result, the
    Company will establish a new accounting basis for its assets and liabilities based upon the fair values thereof and the CT Group's purchase price (based on the market value of Common
    Stock immediately prior to Closing), including the costs of acquisition incurred by CT and
    CTF.  A  final determination  of required purchase
accounting adjustments  and of  the fair
    value of the assets and liabilities of the Company has not been made as of the date of this
    Proxy Statement. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma financial information appearing elsewhere in this
    Proxy Statement are preliminary and have been made solely for purposes of developing such pro forma financial information to comply with disclosure requirements of the SEC. The
    Company will undertake a study to determine the fair value of its assets and liabilities and will make appropriate purchase accounting adjustments upon completion of that study. For financial purposes, the Company  will consolidate the
results of operations  of CT and  CTF
    with those of the Company's operations beginning with the consummation of the Acquisition, and the Company's financial statements for prior periods will reflect the historical results
    of CT  and CTF.    See "THE  COMPANY, CT  AND  CTF UNAUDITED
COMBINED  PRO FORMA  CONDENSED
    CONSOLIDATED FINANCIAL STATEMENTS."


          Bonus  Service Pool.   At or  prior to  Closing, the
Company may  pay compensation in
    recognition of loyalty and past service in the aggregate amount of up to $1,000,000, to such executive officers and employees of the Company and in such amounts, as Nick A. Caporella shall determine in his sole discretion (after consultation with Jorge Mas). No bonuses will be awarded to Mr. Caporella.


    Interest of Certain Persons in Matters to be Acted Upon


          The Acquisition Agreement provides as a condition to the consummation of the
    Acquisition by the stockholders of CT and CTF and the Company that (i) the Company shall have entered into an agreement with NBC pursuant to which the Company shall have agreed to redeem and purchase 3,153,847 shares of Common Stock owned by NBC, (ii) all of the conditions to the consummation of the Redemption shall have been satisfied or waived, except the condition requiring consummation of the Acquisition, and (iii) the stockholders of CT and CTF shall have received a written certificate from the Chief Executive Officer and ^
    Chief Financial Officer of the Company that all of the conditions to the consummation of the
    Redemption shall have been satisfied or waived, except the condition to the Redemption that the Acquisition shall have occurred, which certificate shall be supported by a certificate from the Chief Executive Officer ^ of NBC, to the same effect. Accordingly, the Acquisition will be consummated prior to the Redemption.


          ^ The Redemption was negotiated and approved by the Special Transaction Committee on behalf of  the  stockholders of  the  Company (other  than
NBC and  its affiliates).    The
    Redemption will not be consummated unless the Acquisition shall have occurred. Accordingly, assuming satisfaction of all other conditions to the consummation of the Acquisition, approval by stockholders of the Acquisition Agreement shall result in consummation of the
    Redemption. NBC, which currently holds approximately 36% of the Common Stock, will vote in connection  with the proposal to approve  the Acquisition
Agreement.   The consideration for
    the Redemption and purchase will be the cancellation of the outstanding principal of
    $17,500,000 under the Subordinated Debenture owed to the Company by NBC and crediting the next succeeding principal payments in the amount of $592,313 of Other Indebtedness with an outstanding principal amount of $1,371,430 owed to the Company by NBC. Nick A. Caporella, the Chairman of the Board of Directors, President and Chief Executive Officer of the Company
    is also the Chairman of the Board of Directors, President, Chief Executive Officer and
    controlling  stockholder of  NBC.    On November  16, 1993,
the Board  of Directors  of the
    Company approved the Redemption. The Board of Directors of NBC has not yet met to consider the terms of the Redemption. See " PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH &

    TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC. - ^ Interest of Certain Persons in Matters
    to be Acted Upon." For a discussion of the negotiations relating to the Acquisition and
    Redemption and a description of the terms of the Acquisition Agreement^, see "PROPOSAL TO
    APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC.
    - Background of Transaction" and "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH &
    TOWER, INC. AND CHURCH & TOWER OF FLORIDA, INC. - Terms of the Acquisition Agreement."


    ^ Operations Following the Acquisition


          ^ Following consummation of the Acquisition, each of CT and CTF will be a wholly-owned
    subsidiary of the Company.   Other than as  described below,
it is the  present intention of
    the Company to operate CT and CTF under their present names and related trade names in substantially the same manner following consummation of the Acquisition as currently being operated.


          ^ Following consummation of the Acquisition, it is anticipated that the Board of
    Directors will attempt to integrate the businesses of the Company, CT and CTF as promptly and cost efficiently as is practicable, to assess the strengths and weaknesses of the combined enterprise and, in light of the foregoing, to attempt to capitalize on emerging opportunities both in the United States and abroad. In the process, changes may be effected in  the  Company's  capitalization,  dividend  policy,
corporate  structure,  business   or
    management as the Board of Directors may from time to time determine to be necessary or
    desirable.   However,  except  as noted  in this  Proxy
Statement,  the proposed  Board  of
    Directors ^(after the Acquisition) has no present plans or proposals which would result in an extraordinary corporate transaction, such as a merger, reorganization, liquidation, relocation of operations, or sale or transfer of assets involving the Company, or any material changes in the Company's corporate structure, or business.


    Appraisal Rights

          Holders of Common Stock are not entitled to dissenters' rights of appraisal or other dissenters' rights under Delaware law with respect to the Acquisition or any transactions contemplated by the Acquisition Agreement.


    Restrictions on Resales of Burnup Shares to be Issued in the Acquisition


          The Burnup Shares to be issued in the Acquisition shall be restricted from transfer, subject to the resale limitations of Rule 144 under the Securities Act of 1933, as amended
    (the "Securities Act") or pursuant to an exemption from the registration requirements of the
    Securities Act.


          In general, under Rule 144 as currently in effect, a person who has beneficially owned restricted shares for at least two years, including an "affiliate" as that term is defined under the Securities Act, is entitled to sell, within any three-month period, a number of such shares that does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the common stock during the four calendar
    weeks  preceding  such sale.    Rule 144  also  generally
permits  a  person (other  than an
    affiliate of the Company) who has owned restricted shares for at least three years to sell such shares without any volume limitation. For purposes of Rule 144, some or all of the ^
    stockholders of CT and CTF prior to closing will be deemed to be affiliates of the Company
    following  the  consummation of  the  Acquisition.   See
"PROPOSAL  TO APPROVE  ACQUISITION
    AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH ^ AND TOWER OF FLORIDA, INC. - ^ Terms of the
    Acquisition Agreement - Registration Rights."


    Certain ^ Expenses of the Acquisition


          ^ It is estimated that the expenses to be incurred in connection with the Acquisition and  Redemption  will  be  approximately  $900,000.
Included in  this  amount  are legal,
    accounting, printing, solicitation and other costs in connection with the preparation and dissemination of this Proxy Statement, and the fees for financial advisory services and fairness opinions.

    ^ Memorandum of Understanding


    ^


          The Company's Certificate requires the affirmative vote or consent of the holders of four-fifths of all classes of the Company's stock entitled to vote in elections of directors of the Company (the "Voting Shares") in connection with certain transactions with any person, corporation or other entity ("Affiliated Entity") beneficially owning 10% or more of
    the  outstanding Voting  Shares.   The  Certificate provides,
however,  that the  foregoing
    provision is not applicable to such transactions if the Board of Directors has approved by resolution a memorandum of understanding (a "Memorandum of Understanding") with such
    Affiliated Entity with respect to such transactions prior to the time such Affiliated Entity became an Affiliated Entity. In order to induce the stockholders of CT and CTF to enter into the Acquisition Agreement and by eliminating the effects of the foregoing provisions of the Certificate, the Company entered into a Memorandum of Understanding with each of Neff
    Machinery, Inc., Neff Rental, Inc. and Atlantic Real Estate Holding Corp. ("Neff Machinery,"
    "Neff Rental" and "Atlantic," respectively) prior to the execution of the Acquisition
    Agreement . Each of Neff Machinery, Neff Rental and Atlantic is ^ controlled by ^ one or more stockholders of CT and CTF ^ and accordingly, following consummation of the Acquisition and by virtue of the ownership of the Burnup Shares by the CT Group, would be deemed
    affiliates  of the  Company.   Although  the  stockholders of
CT  and CTF  have  no present
    intention of selling these companies to the Company, following consummation of the
    Acquisition, the Company ^ will ^ purchase and lease equipment and parts from, and obtain services from, these companies upon such terms and conditions as the Board of Directors shall approve, which terms and conditions will be no less favorable to the ^ Company than
    those that  would be  obtained in transactions   of a
similar type with  unaffiliated third
    parties.


          ^ THE   BOARD OF  DIRECTORS OF  THE COMPANY,  BY THE
UNANIMOUS VOTE  OF ALL  DIRECTORS
    (OTHER THAN WITH RESPECT TO THE REDEMPTION, MR. CAPORELLA, WHO ABSTAINED) HAVE CONCLUDED
    THAT THE TRANSACTIONS CONTEMPLATED BY THE ACQUISITION AGREEMENT ARE FAIR AND IN THE BEST
    INTEREST OF THE COMPANY'S STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS APPROVE AND
    ADOPT THE ACQUISITION AGREEMENT. THE COMPANY'S DIRECTORS AND NAMED EXECUTIVE OFFICERS ARE

    THE RECORD OWNERS OF 296,877 SHARES OF COMMON STOCK
(APPROXIMATELY  3.3% OF THE OUTSTANDING
    SHARES) AND HAVE  INDICATED THAT THEY INTEND TO  VOTE THEIR
SHARES FOR  THE APPROVAL OF  THE
    ACQUISITION AGREEMENT.

                               PROPOSAL TO APPROVE AMENDMENTS TO
THE
                               COMPANY'S CERTIFICATE OF
INCORPORATION


          As a condition to the consummation of the Acquisition, the Company is required to have approved each of the amendments to its Certificate proposed by the CT and CTF stockholders.
    The Board of Directors has approved a resolution proposing to amend and restate the
    Certificate, as described below, subject to approval of the Acquisition by the Company's
    stockholders.   The proposed amendments  to the  Certificate
will not  be effected  unless a
    majority of the  shares of outstanding Common Stock  vote in
favor of  each amendment.   The
    Board of Directors believes that it is advisable and in the best interest of the Company to approve each of the amendments to the Certificate in order to assure that, assuming the requisite stockholder vote is obtained and all other conditions to the Acquisition Agreement
    are  fulfilled, the  Acquisition can  be consummated.   The
adoption  of the  amendments is
    contingent upon the consummation of the Acquisition ^ and, as such, will not be approved unless the Acquisition Agreement is approved by a vote of a majority of the shares of Common
    Stock represented in person or by proxy at the Meeting.


          Upon consummation of the Acquisition, the former stockholders of CT and CTF will own approximately 65% of the issued and outstanding shares of voting common stock of the
    Company.    Accordingly,  the former stockholders of  CT and
CTF will  have the ability  to
    control the affairs of the Company and control the election of the Company's directors regardless of how the other stockholders may vote. Furthermore, such persons will have the
    ability  to  control  other   actions  requiring  stockholder
approval,  including  certain
    fundamental corporate transactions such as a merger or sale of substantially all of the assets of the Company, regardless of how the other stockholders may vote. This ability may be enhanced by the adoption of the proposed amendments to the Certificate, including those which would (i) increase the number of authorized shares of the Company's common stock from twenty-five million (25,000,000) to fifty million (50,000,000) and (ii) eliminate all designations, powers, preferences, rights, qualifications, limitations and restrictions in the Certificate relating to the Company's preferred stock.


          These proposed amendments to the Certificate may be deemed to have the effect of making more difficult the acquisition of control of the Company after the consummation of the acquisition by means of a hostile tender offer, open market purchases, a proxy contest or otherwise. On the one hand, these amendments may be seen as encouraging persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company; on the other hand, the amendments may have the effect of discouraging a third party form making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt may be economically beneficial to the
    Company and its stockholders.  Furthermore,   the proposed
amendments to the Certificate and
    the fact that the CT and CTF stockholders will own approximately 65% of the common stock of the Company after the consummation of the Acquisition may have a negative effect on the market price and liquidity of the common stock of the Company.


          The principal features of the proposed amendments are described below but this discussion is qualified in its entirety by reference to the text of the Company's
    Certificate  as previously amended, and of the proposed
Amended and Restated Certificate set
    forth in Appendices D and E hereto, respectively.


          Generally. The proposed amendment to the Certificate would:


          1.    Change the name of the Company to MasTec Inc.;


          2. Increase the total number of shares of common stock which the Company is authorized to issue from 25,000,000 to 50,000,000;


          3.    Eliminate  all   designations,  powers,
preferences,  rights,  qualifications,
    limitations and restrictions prescribed in the Certificate relating to the 5,000,000 shares of preferred stock authorized by the Certificate and which may in the future be issued by the Company; and


          4. Approve the provisions of Section 102(b)(7) of Delaware General Corporation Law
    relating to the liability of directors (the "Delaware Law").

          In addition to the foregoing amendments, the Board of Directors has approved resolutions proposing to restate the Certificate in order to (i) clarify and/or shorten certain provisions of the Certificate, (ii) update the language of certain provisions of the
    Certificate to conform with applicable sections of the Delaware Law, (iii) incorporate into a single document various amendments made to the original Certificate since July 26, 1968, and (iv) renumber the various articles and paragraphs of the Certificate for ease of reference.


          Copies of the Company's Certificate, as previously amended, and of the proposed
    Amended and Restated Certificate are set forth in Appendices
D and E hereto, respectively.


          Change of Corporate Name.   The first  of the proposed
amendments to the  Certificate
    would change the name of the Company to MasTec Inc.


          The CT and CTF stockholders have required this amendment to the Certificate because they believe that (i) the proposed name will make it easier for the financial community and others with whom the Company does business to associate the Company with its principal business, (ii) the proposed name, by indicating the Company's principal business, also indicates the technological and other resources of the Company, thus making it easier to attribute such resources to the Company's subsidiaries and affiliates and (iii) the founders of the Company, whose surnames form the current name of the Company, are no longer involved in its management.


          THE  BOARD OF  DIRECTORS  HAS  UNANIMOUSLY APPROVED
THE  FOREGOING AMENDMENT  TO  THE
    CERTIFICATE OF INCORPORATION AND RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE
    AMENDMENT.   THE  COMPANY'S DIRECTORS  AND NAMED  EXECUTIVE
OFFICERS  ARE THE  RECORD OWNERS
    296,877 SHARES OF COMMON STOCK (APPROXIMATELY 3.3% OF THE OUTSTANDING SHARES) AND HAVE
    INDICATED  THAT  THEY  INTEND TO  VOTE    THEIR SHARES  FOR
THE  APPROVAL  OF  THE FOREGOING
    AMENDMENT.

          Increase In Authorized Capital Stock. The second of the proposed amendments to the
    Certificate would amend existing Article FIRST of the Certificate to increase the number of shares of Common Stock authorized to be issued by the Company from 25,000,000 to 50,000,000
    shares.   Such additional shares  of Common Stock  will be a
part of the  existing class of
    Common Stock of the Company and, if and when issued, will have the same rights and privileges as the shares of Common Stock of the Company presently outstanding.


          As of the Record Date, the Company had 8,768,339 shares of Common Stock outstanding,
    1,459,000 shares of Common Stock reserved for issuance upon conversion of the Company's 12%
    Convertible Subordinated Debentures due November 15, 2000, and 547,000 shares of Common
    Stock reserved for issuance under the Company's 1976 and 1978 Non-Qualified Stock Option
    Plans. See "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH
    ^ & TOWER OF FLORIDA, INC. - ^"Certain Effects of the Acquisition - Outstanding Stock
    Options."


          ^ Set forth below are the number of shares of capital stock authorized, issued and outstanding, and unissued, as of the Record Date, and assuming the Certificate is amended as proposed and the Acquisition and the Redemption ^ are consummated:


                              At January    , 1994           If
Acquisition is Consummated


                                               Authorized
                Authorized
                                   Issued and    & Not
    Issued and    & Not
          Class        Authorized Outstanding Outstanding
Authorized Outstanding Outstanding
    Common Stock       25,000,000   8,768,000  16,232,000
50,000,000  15,864,153  34,135,847

    Preferred Stock     5,000,000           0           0
5,000,000          0           0

          Once  authorized, the  additional  shares of  Common
Stock  will  be issuable  without
    further authorization of the stockholders and on such terms and for such consideration as may be determined by the Board of Directors provided that such consideration is at least equal to the par value thereof. No stockholder has preemptive rights.


          The proposed increase in the number of authorized but unissued shares of Common Stock of the Company could have the effect of frustrating or discouraging an attempt to take over control of or merge with the Company because such shares could be issued to dilute the stock ownership of any person seeking to obtain control of or merge with the Company.


          CT ^ and CTF have required, as a condition of the Acquisition, that the Company increase the number of authorized and unissued shares of Common Stock of the Company. Such shares would be available for possible use in the future in connection with the ^ raising of additional capital, the acquisition of other companies or assets, the payment of stock dividends, the subdivision of outstanding shares through stock splits, the adoption and implementation of additional share incentive plans and other corporate purposes approved by
    the Board of Directors.   Except as discussed elsewhere in
this  Proxy Statement, the CT and
    CTF stockholders have no present plan to utilize any of the additional shares of Common
    Stock for which authorization is sought.

    THE BOARD OF  DIRECTORS HAS UNANIMOUSLY APPROVED THE
FOREGOING AMENDMENT TO THE CERTIFICATE
    OF  INCORPORATION AND  RECOMMENDS THAT  STOCKHOLDERS VOTE  IN
FAVOR OF  THE AMENDMENT.   THE
    COMPANY'S DIRECTORS  AND NAMED EXECUTIVE OFFICERS  ARE THE
RECORD  OWNERS 296,877  SHARES OF
    COMMON STOCK  (APPROXIMATELY 3.3% OF  THE OUTSTANDING
SHARES) AND HAVE  INDICATED THAT THEY
    INTEND TO VOTE  THEIR SHARES FOR THE APPROVAL OF THE
FOREGOING AMENDMENT.


          Designations,   Powers,   Preferences,   Rights,
Qualifications,   Limitations   and
    Restrictions  Relating to  Preferred Stock.   The third  of
the  proposed amendments  to the
    Certificate would delete paragraphs 3 through 14 from Section B of existing Article FOURTH of the Certificate. Paragraphs 3 through 14 prescribe certain powers, preferences, rights, qualifications, limitations and restrictions for all series of preferred stock issued by the
    Company, including, among other things, (i) the declaration and payment of dividends on preferred stock, (ii) the distribution of the assets of the Company with respect to the preferred stock upon any liquidation, dissolution or winding up of the Company, (iii) the status of shares of preferred stock upon redemption or purchase thereof by the Company, (iv)
    restrictions on the declaration and payment of dividends on, and the redemption or purchase of, any shares of common stock or other class of stock of the Company ranking junior to the preferred stock, (v) restrictions concerning the creation of other classes of preferred stock, (vi) restrictions concerning the ability of the Company to increase the authorized number of shares of preferred stock and (v) the automatic right of holders of preferred stock to elect, as a separate class, two additional directors to the Board of Directors
    under  certain  circumstances.   No  shares  of preferred
stock  are  currently  issued and
    outstanding.


          By deleting 3 through 14 of Section B of existing Article FOURTH of the Certificate, the Board of Directors would have the authority to determine, among other things, with respect to each series of preferred stock which may be issued (i) the distinctive designation and number of shares constituting such  series,
(ii) the dividend rates, if any,
    on the shares of that series and whether dividends would be payable in cash, property, rights or securities, (iii) whether dividends would be non-cumulative, cumulative to the extent earned, partially cumulative or cumulative and, if cumulative, the date from which dividends on the series would accumulate, (iv) whether, and upon what terms and conditions, the shares of that series would be convertible into or exchangeable for other securities or cash or other property or rights, (v) whether, and upon what terms and conditions, the shares of that series would be redeemable, (vi) the rights and the preferences, if any, to which the shares of that series would be entitled in the event of voluntary or involuntary dissolution or liquidation of the corporation, (vii) whether a sinking fund would be provided for the redemption of the series and, if so, the terms of and amounts payable into such sinking fund, (viii) whether the holders of such securities would have voting rights and the extent of those voting rights, (ix) whether the issuance of any additional shares of such series, or any other series, would be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series and (x) any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable.


          It is not possible to state the precise effect of the deletion of paragraphs 3 through
    14 of Section B of existing Article FOURTH upon the rights of holders of Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of  the holders  of one or  more series  of the
preferred  stock.   Such effect might
    include, however, (i) reduction of the amount otherwise available for payment of dividends on Common Stock, (ii) restrictions on dividends on Common Stock if dividends on the preferred stock are in arrears, (iii) dilution of the voting power of the Common Stock to the extent that the preferred stock has voting rights and
(iv) reduction in the interests of
    the holders of Common Stock in the Company's assets upon liquidation to the extent of any liquidation preference granted to the preferred stock.


          Deletion of paragraphs 3 through 14 of Section B of existing Article FOURTH may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Issuances of authorized preferred shares can be implemented with voting or conversion privileges which make acquisition of control of the
    Company more  difficult or  more costly.   Such an issuance
could discourage  or limit  the
    stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by a majority of the stockholders, and could enhance the ability of officers and directors to retain their positions with the Company.


          The CT and CTF stockholders believe that paragraphs 3 through 14 of Section B of existing Article FOURTH of the Certificate overly restrict the ability of the Board of
    Directors to issue shares of preferred stock with such powers, preferences and rights as may
    be suitable for  achieving a valid corporate purpose.   The
CT and CTF  stockholders believe
    that the complexity of modern business financing and acquisition transactions requires greater  flexibility in  the corporation's capital  structure
than now exists.   By deleting
    paragraphs 3 through 14 of Section B of Article FOURTH, the Board of Directors would have the authority to issue shares of preferred stock from time to time with such powers, preferences and rights as the Board of Directors may determine appropriate to achieve a valid corporate purpose, including, the raising of additional capital and the acquisition of
    other companies or assets.   The CT and CTF stockholders do
not presently have any plan  to
    issue any shares of preferred stock.


    THE BOARD OF DIRECTORS  HAS UNANIMOUSLY APPROVED THE
FOREGOING AMENDMENT TO  THE CERTIFICATE
    OF  INCORPORATION AND  RECOMMENDS THAT  STOCKHOLDERS VOTE IN
FAVOR OF  THE AMENDMENT.   THE
    COMPANY'S DIRECTORS  AND NAMED EXECUTIVE  OFFICERS ARE  THE
RECORD OWNERS  296,877 SHARES OF
    COMMON  STOCK (APPROXIMATELY  3.3% OF THE  OUTSTANDING
SHARES) AND HAVE  INDICATED THAT THEY
    INTEND TO VOTE  THEIR SHARES FOR THE APPROVAL OF THE
FOREGOING AMENDMENT.

          Liability of Directors  for Monetary Damages for
Certain Breaches of Fiduciary  Duty.
    Pursuant  to Section 102(b)(7) of the Delaware  Law, the
Company is  permitted to include in
    its Certificate a provision limiting the liability of its directors for monetary damages for breaches of their fiduciary duty of care.


          In accordance with such statute, it is proposed that the Certificate be amended by adding thereto the following:


          No director of the Company shall have personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except (i) for any breach of such director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of
          Delaware Law  relating to  unlawful distributions and
(iv)  for any  transaction
          from which such director derives an improper personal benefit.


          The proposed limitations on a director's liability to the Company and its stockholders
    (i) will have no effect on the availability of equitable remedies such as injunction or rescission in the event of a breach of a director's fiduciary duty of care and (ii) relates only to future conduct and will not eliminate liability, even monetary, for conduct which pre-dates the effectiveness of the proposed amendment. The Company is not aware of any pending or threatened claims which would be affected or covered by the proposed amendment.


          The proposed limitations will reduce the availability of remedies to the Company and its stockholders for negligent misconduct by directors in certain circumstances. However, the CT and CTF stockholders believe that it is in the best interests of the Company to approve such limitations for two reasons. First, although the CT and CTF stockholders have received no indications that qualified persons would be unwilling to serve as independent directors in the absence of such limitations, the CT and CTF stockholders believe, based on discussions with some of the proposed nominees, that the presence of such provisions makes it easier to attract qualified independent directors to serve on the Company's Board of

    Directors, Second, the CT and CTF stockholders believe that such limitations may reduce the
    Company's cost to maintain directors' and officers' liability insurance coverage.


    THE BOARD OF  DIRECTORS HAS UNANIMOUSLY APPROVED THE
FOREGOING AMENDMENT TO THE CERTIFICATE
    OF INCORPORATION  AND RECOMMENDS  THAT STOCKHOLDERS  VOTE IN
FAVOR OF THE  AMENDMENT.   THE
    COMPANY'S DIRECTORS  AND NAMED EXECUTIVE OFFICERS  ARE THE
RECORD  OWNERS 296,877  SHARES OF
    COMMON STOCK  (APPROXIMATELY 3.3% OF  THE OUTSTANDING
SHARES) AND HAVE  INDICATED THAT THEY
    INTEND TO VOTE  THEIR SHARES FOR THE APPROVAL OF THE
FOREGOING AMENDMENT.


          Restatement of  Certificate.   The Company,  directly
or  through one  or more  of its
    subsidiaries, conducts a variety of businesses. The conduct of some of those businesses is specifically authorized under Paragraphs 1 through 9 of existing Article THIRD of the
    Certificate while others are conducted under Paragraph 10 of existing Article THIRD which authorizes the Company "to conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized."



          The authority granted under Paragraph 10 of existing Article THIRD of the Certificate is sufficiently broad to authorize the Company to conduct all businesses in which it is currently engaged or may in the future engage. Accordingly, the CT and CTF Stockholders believe that Paragraphs 1 through 9 of existing Article THIRD are unnecessary and have proposed that they be deleted from the Certificate and that the text of Article THIRD of the
    Certificate be restated to read in its entirety as follows:


          The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under Delaware Law.


          The CT and CTF stockholders have proposed that the text of paragraph 3 of Section A of existing Article FOURTH of the Certificate be restated as follows in order to clarify its meaning and conform it with Sections 243 and 244 of Delaware
Law:

          The Board of Directors may retire any and all shares of Common Stock that are issued but are not outstanding, including shares of Common Stock purchased or otherwise reacquired by the Company, and may reduce the capital of the Company in connection with the retirement of such shares in the manner provided for under Delaware Law.


          The CT and CTF stockholders have proposed that the text of paragraph 4 of Section A of existing Article FOURTH of the Certificate be restated in order to clarify that upon liquidation of the Company each holder of Common Stock will be entitled, after payment or provision for payment of the debts and other liabilities of the Company and the amounts to which the holders of the Preferred Stock are entitled, to share in the remaining net assets of the Company on a pro-rata basis based on the number of shares of Common Stock held by such holder and the total number of shares of Common Stock then outstanding.


          Section 245 of Delaware Law permits the Company to omit from a restated certificate of incorporation any provision of the original certificate of incorporation which named the
    incorporator.   Accordingly, the CT and CTF stockholders have
proposed that Article FIFTH of
    the existing Certificate be deleted from the proposed Amended and Restated Certificate of the Company.


          In addition to the amendments and restatements described above, the CT and CTF stockholders have proposed that (i) certain other provisions of the Certificate be restated
    for the purpose of clarifying such provisions or making them consistent with the proposed amendments described above, without changing the substance of such provisions, (ii) the various amendments made to the original Certificate since July 26, 1968 to the extent not amended in the foregoing amendments be incorporated into a single document, and (iii) the various articles and paragraphs of the Certificate be renumbered for ease of reference.


    THE BOARD OF DIRECTORS  HAS UNANIMOUSLY APPROVED THE
FOREGOING AMENDMENT TO  THE CERTIFICATE
    OF  INCORPORATION AND  RECOMMENDS THAT  STOCKHOLDERS VOTE IN
FAVOR OF  THE AMENDMENT.   THE
    COMPANY'S DIRECTORS  AND NAMED EXECUTIVE  OFFICERS ARE  THE
RECORD OWNERS  296,877 SHARES OF
    COMMON  STOCK (APPROXIMATELY  3.3% OF THE  OUTSTANDING
SHARES) AND HAVE  INDICATED THAT THEY
    INTEND TO VOTE  THEIR SHARES FOR THE APPROVAL OF THE
FOREGOING AMENDMENT.

                               PROPOSAL TO APPROVE 1994 STOCK
OPTION
                                  PLAN FOR NON-EMPLOYEE DIRECTORS


          The CT and CTF Stockholders have proposed, subject to approval by the Board of
    Directors and the holders of Common Stock, the Burnup & Sims Inc. 1994 Stock Option Plan for
    Non-Employee Directors (the "Directors' Plan"). The Directors' Plan is designed to maintain the Company's ability to attract and retain the services of experienced and highly qualified non-employee or outside directors and to increase the proprietary interest of such directors in the Company's continued success. In the event the Directors Plan is approved by the
    Board of Directors, the Directors' Plan will have been approved if a majority of the shares present, or represented, and entitled to vote at the Meeting ^ are voted in favor of it.
    The adoption of the Directors' Plan is contingent upon consummation of the Acquisition and, as such, will not be approved unless the Acquisition Agreement is approved by a vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting.


          The ^ principal features of the Directors' Plan are summarized below, but this summary is qualified in its entirety by reference to the terms of the Directors' Plan, which is attached hereto as Appendix F.


    Summary of Directors' Plan


          If authorized at the Meeting, grants of stock options will automatically be made to each individual who is elected to the Board of Directors at a meeting of stockholders held at any time after the day on which the Directors' Plan is approved by the stockholders, provided the individual (i) is not and has not been an employee of the Company or any of its subsidiaries and (ii) is not otherwise eligible to participate in any plan of the Company or any of its subsidiaries which would entitle such director to acquire securities or derivative securities of the Company. Grants of stock options will also be automatically made to each director who is at any time after the Directors' Plan is approved by the stockholders appointed by the Board of Directors to fill a vacancy on the Board, subject to the same eligibility requirements stated above.

          An aggregate of 400,000 shares of Common Stock (subject to adjustment as described below and provided in the Directors' Plan) will be subject to the Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants. Subject to the maximum number of shares which are subject to the Plan, options will be granted to each then eligible director on the day after the day on which the Directors'
    Plan is approved by the stockholders and on the day after each annual meeting of stockholders held thereafter, until that held in the year
2004.


          Subject to certain restrictions and limitations set forth below, each option will permit the  non-employee director, for a  period of up to
ten years from  the date of grant
    (unless the period is shortened as indicated below), to purchase from the Company 30,000 shares of the Company's Common Stock (subject to adjustment as provided in the Directors'
    Plan) at the fair market value of such shares on the date the option is granted as reported on NASDAQ.


          Except as noted below, an option shall not be exercisable prior to the expiration of
    one year from  the date of grant.   One half of  the total
number of  shares covered by  the
    option shall become exercisable on the first anniversary date of the grant and an additional one-quarter of the total number of shares covered by the option shall become exercisable on each of  the two succeeding anniversary dates of the grant
date.   Except as noted below, an
    option may be exercised, only if the optionee at the time of exercise is, and at all times since  the  grant of  the option,  has  been a  director of
the  Company.   Each  option is
    nonassignable and non-transferable other than by will or the laws of descent and distribution.


          In the event a non-employee director terminates service on the Board of Directors by reason of retirement, each unexpired option held by the optionee will, to the extent otherwise exercisable on such date, remain exercisable until the earlier of ten years from the date  of grant or three  years following such retirement.
 The term  "retirement" means
    termination after at least six years of service as a director.

          In the event a non-employee director terminates service on the Board of Directors by reason of death or disability, any then unexpired option that has been outstanding for at least one year (six months in the case of death) will become exercisable in its entirety and those and all other exercisable options will continue to be exercisable until the earlier of ten years  from the date of  grant or three  years after such
termination.   In the  event a
    non-employee director terminates service on the Board of Directors other than by reason of retirement, death or disability, all unexercised options shall terminate upon such termination of service.


          In the event of a "change in control" of the Company at any time on or after March 1,
    1994, then all of the optionee's outstanding options become immediately exercisable ^.
    However, the provisions regarding termination of service as a director continue to apply and in no event may an option be exercised prior to the expiration of six months from the date
    of grant or after ten years from the date of grant.   Change
in control is generally defined
    to include (i) a merger or consolidation in which the Company is not the surviving corporation or pursuant to which any shares of the Company are to be converted into cash, securities or other property, or any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Company, (ii) the approval by the shareholders of any plan for the liquidation or dissolution of the Company, (iii) the acquisition by a
    "person" or "group," as defined in the Directors' Plan, of 33% or more of the Company's
    Common Stock or (iv) if individuals constituting the "Incumbent Board," as defined in the
    Directors' Plan, cease to constitute a majority of the whole Board of Directors of the
    Company.


          Payment of the option price upon exercise may be made in cash, by the delivery of
    Common Stock already owned by the non-employee director, a combination of cash and shares, or in accordance with a cashless exercise program under which shares of Common Stock may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and has paid in full for such shares. The optionee shall be required to pay to the Company, such amount as the Company may demand to
    satisfy  any  tax withholding  obligation.   Tax  withholding
obligations  may  be met  by a
    withholding of stock otherwise deliverable to the optionee under procedures approved by the
    Board of Directors.

          The Directors' Plan will be administered by the Board of Directors who will be
    authorized to interpret the Directors' Plan.   However, the
Board will have no  authority in
    respect of the selection of directors to receive options, the number of shares subject to the Directors' Plan, the number of options to be granted, the number of shares in each grant, the option price for shares subject to options, the period during which options may be granted or exercised, or the class of persons eligible to receive options. The Board also may not materially increase the benefits under the Directors' Plan or, without further approval  of the stockholders, amend  the Plan  in any of
the foregoing  respects provided,
    however, that the Directors' Plan provisions affecting the amount of Common Stock to be awarded to eligible directors, the timing of those awards or the determination of those eligible to receive such awards may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of
    1974,  as amended,  or the  rules thereunder.   No
stockholder  approval will  be required,
    however, if the Board of Directors obtains a legal opinion stating that such approval is not required under the Securities Exchange Act of 1934, in order for the options granted under the Plan to continue to be exempt from the operation of
Section 16(b) of such Act.


          Adjustments shall be made in the number and class of shares available under the
    Directors' Plan and the number, class and price of shares subject to outstanding option grants, in each such case to reflect changes in the Company's Common Stock through changes in the Company's corporate structure or capitalization, such as through a merger or stock split.


    Federal Income Tax Consequences


          The following is a brief description of the federal income tax consequences, under existing law, of the Directors' Plan:


          The options under the Directors' Plan are nonstatutory options not intended to qualify as incentive  stock options under  Section 422 of  the
Internal Revenue Code.   The grant of
    options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and, if applicable withholding requirements are satisfied, a corresponding deduction for the Company, in each case equal to the difference between the fair market value of the acquired shares on the date the option was exercised and the fair market value of such shares on the date the option was granted (the option price).


          An optionee's tax basis for shares acquired upon exercise of an option will be equal to the fair market  value of such shares on the date  the
option is exercised.   The holding
    period for such shares will commence on such date and, accordingly, will not include the
    period during  which the  option was  held.   The payment  of
the option  exercise price  by
    delivery of Common Stock of the Company will constitute a non-taxable exchange by the optionee. Use of Common Stock in payment of the option price will result in the same tax consequences to the Company as if the exercise were effected by a cash payment.


          In the event of a sale of shares received upon exercise
of an option, any gain or loss
    will  generally be a  capital gain or loss.   The capital
gain or loss  will be a long-term
    capital gain or loss if the shares were held for more than one year after the date on which the option was exercised.



          THE BOARD OF DIRECTORS HAS NOT YET VOTED ON THE 1994 STOCK OPTION PLAN FOR
    NON-EMPLOYEE DIRECTORS.   IN THE EVENT THE  BOARD OF
DIRECTORS  APPROVES THE COMPANY'S  1994
    STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, THE BOARD OF DIRECTORS WOULD RECOMMEND THAT
    THE HOLDERS OF COMMON STOCK VOTE FOR APPROVAL OF THE COMPANY'S 1994 STOCK OPTION PLAN FOR
    NON-EMPLOYEE DIRECTORS. THE COMPANY'S DIRECTORS AND NAMED EXECUTIVE OFFICERS ARE THE RECORD
    OWNERS OF 296,877 SHARES OF COMMON STOCK (APPROXIMATELY 3.3% OF OUTSTANDING SHARES) AND
    HAVE INDICATED THAT THEY INTEND TO VOTE THEIR SHARES FOR THE APPROVAL OF THE 1994 STOCK
    OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

                                        PROPOSAL TO APPROVE
                                     1994 STOCK INCENTIVE PLAN


          The CT and CTF Stockholders have proposed, subject to approval by the Board of
    Directors and the holders of Common Stock, the Burnup & Sims Inc. 1994 Stock Incentive Plan
    (the "Incentive Plan") for key employees, including officers, of the Company and its subsidiaries to replace the Current Plans. The Incentive Plan is more flexible than the
    Current Plans, containing provisions which the Company believes are similar to those presently approved by other large corporations. The Incentive Plan is designed to provide for the grant of options that qualify as "incentive stock options" under the Internal
    Revenue Code of 1986, as amended (the "Code"), or options other than "incentive stock options," as well as provide for the award of restricted stock and bonuses payable in stock.
    In addition to the replacement of the Current Plan, the purpose of approving the Incentive
    Plan, consistent with the purposes of the Current Plans is to continue to have available a stock compensation plan that will encourage and enable participating employees of the
    Company to acquire a proprietary interest in the Company through stock ownership and will assist the Company  in attracting and retaining  key
employees.   In the event  the Board of
    Directors approves the Incentive Plan, the Incentive Plan will have been approved if a majority of the shares present or represented, and entitled to vote at the Meeting are voted
    in favor of it.   The adoption of the Incentive  Plan is
contingent upon consummation of the
    Acquisition and, as such, will not be approved unless the Acquisition Agreement is approved by a vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting.


          The principal features of the Incentive Plan are summarized below, but this summary is qualified in its entirety by reference to the terms of the Incentive Plan, which is attached hereto as Appendix G.


    Summary of Incentive Plan


          Subject to adjustment as noted below, the total number of shares that may be optioned or awarded under the Incentive Plan is 800,000 shares of the Company's Common Stock of which

    200,000 shares may be awarded as restricted stock. If the Incentive Plan is approved by
    stockholders,  no  further  awards  will   be  made  under
the  Current  Plans.    However,
    approximately 252,000 shares will continue to be reserved with respect to the shares outstanding under Current Plans. No employee may receive, over the term of the Incentive
    Plan, awards in the form of options, whether incentive stock options or options other than incentive stock options, to purchase more than 200,000 shares of the Company's Common Stock.
    Any shares subject to an option under the Incentive Plan which for any reason expires, is relinquished or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Incentive Plan, provided, however, that forfeited shares shall not be available for further awards if the employee has realized any benefits of ownership from such shares.


          Key salaried employees, including officers, of the Company and its subsidiaries, shall
    be  eligible to participate in the Incentive Plan.   The
Compensation Committee of the Board
    of Directors (the "Committee") will administer the Incentive Plan and determine the recipients of options and awards, their terms and conditions within the parameters of the
    Incentive Plan and the number of shares covered by each option or award. The Committee may approve rules and regulations to carry out the Incentive Plan and its decision with regard to any question arising under the Plan shall be final and conclusive on all employees of the
    Company  or its  subsidiaries participating  or eligible to
participate in  the Plan.   The
    Committee shall consist of not less than three outside non-employee directors of the
    Company. Such directors are not eligible to participate in the Incentive Plan. No award or option may be granted under the Incentive Plan after January, 2004, but awards or options theretofore granted may extend beyond that date.


          The Board of Directors of the Company may amend, alter or discontinue the Incentive
    Plan, but no amendment, alteration or discontinuation may be made which would (i) impair the rights of any recipient of restricted stock or option or stock bonus already granted, without his or her written consent, or (ii) without the approval of the stockholders (A)
    increase the total number of shares reserved for the Incentive Plan, (B) decrease the option price of an incentive stock option to less than 100% of the fair market value of the stock on the date the option was granted, (C) change the class of persons eligible to receive an award of restricted stock or options under the Incentive Plan, or (D) extend the duration of the Incentive Plan. The Committee may, retroactively or prospectively, amend the terms of any award of restricted stock or option already granted, provided no such amendment will impair the rights of any holder without his or her written consent.


          The option price per share shall be determined by the Committee, but shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted as reported on NASDAQ. Options granted under the Incentive Plan will expire on a date fixed by the Committee, but not more than ten years from the date of grant in the case of incentive stock  options or such  later date as may  be
permitted under  the Code.   Each
    option will state whether it is immediately exercisable in full or when and to what extent
    it  shall be  exercisable.   In the absence  of any  contrary
provision,  no option  will be
    exercisable within six months from the date of grant.


          Payment of the option price upon exercise of an option may be made in cash, by the delivery of Common Stock already owned by the optionee, a combination of cash and shares, or in accordance with a cashless exercise program under which shares of Common Stock may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and has paid in full for such shares. Tax withholding obligations may be met by a withholding of stock otherwise deliverable to the optionee under procedures approved by the Committee.


          Each option granted under the Incentive Plan may provide for stock appreciation rights, that is, the right to exercise such option in whole or in part without payment of the option price. If an option is exercised without payment, the optionee shall be entitled to receive the excess of the fair market value of the stock covered by the option on the date of exercise over the option exercise price. Such amount is payable in stock or in cash or in a combination of stock and cash at the discretion of the Committee.


          If an optionee's employment terminates by reason of his or her retirement under a retirement plan of the Company or a subsidiary or death, the optionee's option may thereafter be exercised by the optionee or by his or her estate or beneficiary within the period specified in the option (not to exceed 3 years from the date of termination) but not beyond the termination date of the option. Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death or retirement, the optionee's option shall thereupon terminate. During the optionee's lifetime, the option is exercisable only by the optionee and shall not be transferable except by will or the laws of descent and distribution.


          No incentive stock option will be granted to an employee who owns or would own immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the  total combined voting power of all classes
of stock of the Company.   This
    restriction will not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of one share of Common Stock on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.


          Awards of restricted stock may be in addition to or in lieu of option grants. During the restriction period (as set by the Committee) the recipient of restricted stock is not permitted to sell, transfer, pledge, or assign the shares. Shares of restricted stock shall become free of all restrictions if the recipient dies or his or her employment is terminated by reason of permanent disability during the restriction period, and to the extent set by the Committee, if the recipient retires under a retirement plan of the Company or any subsidiary. In the event of a termination of employment during the restriction period for any reason other than death, disability or, to the extent determined by the Committee, retirement under a retirement plan of the Company or a subsidiary, shares of restricted stock will be forfeited and revert to the Company, except to the extent that the Committee determines that such forfeiture is not in the best interests of the Company and waives the forfeiture provision with respect to all or some of the restricted stock held by the employee.


          The recipient of restricted stock shall be entitled to vote the shares and receive all dividends paid thereon, except that dividends paid in Company
Common Stock or other property
    shall also be subject to the same restrictions. Tax withholding obligations shall be paid in cash by the recipient or may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee.

          In lieu of cash bonuses otherwise payable to eligible employees under the Company's compensation practices, the Committee may determine that such bonuses shall be payable in
    Common Stock or partly in Common Stock and partly in cash. Any such shares of Common Stock shall be free of any restrictions imposed by the Plan. The Company shall withhold from any such cash bonuses an amount of cash sufficient to meet its tax withholding obligations. If the cash portion of the bonus is not sufficient, the tax withholding obligations shall be paid in cash by the recipient or may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee.


          In the event of a "change in control" of the Company, in addition to any action required or authorized by the option or award, the Committee may in its discretion recommend that the Board of Directors take certain actions as a result of, or in anticipation, of the change in control, to assure fair and equitable treatment of the employees who hold options or restricted stock, including an offer to purchase any outstanding option or restricted stock granted or issued pursuant to the Incentive Plan for its cash value as determined by
    the Committee.   However,  in  no event  may  an option  be
made  exercisable prior  to  the
    expiration of six months from the date of grant or, in the case of an incentive stock option, after ten years from the date it was granted.


          Change in  control is generally  defined to  include
(i) a merger  or consolidation in
    which the Company is not the surviving corporation ^ or pursuant to which any shares of the
    Company are to be converted into cash, securities or other property, or any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Company,
    (ii) the approval by the stockholders of any plan for the liquidation or dissolution of the
    Company, (iii) the acquisition by a "person" or "group," as defined in the Incentive Plan, of 33% or more of the Company's Common Stock or (iv) if individuals constituting the
    "Incumbent Board," as defined in the Incentive Plan, cease to constitute a majority of the whole Board of Directors of the Company.


          Adjustments shall be made in the number and class of shares available under the
    Incentive Plan and the number, class and price of shares subject to outstanding option grants, in each such case to reflect changes in the Company's Common Stock through changes in the Company's corporate structure or capitalization such as through a merger or stock split.


    Federal Income Tax Consequences


          ^ The following is a brief description of the federal income tax consequences, under existing law, of the Incentive Plan:


                Incentive Stock Options


          (a) Neither the grant nor the exercise (while the employee is employed or within three  months after termination of employment,
or twelve months in  the case of
                termination on account of disability) of an incentive stock option will be treated as the receipt of taxable income by the employee or a deductible item by
                the Company.   The amount by  which the fair
market  value of the  shares issued
                upon exercise exceeds the option price will constitute an item of "tax preference" to the employee for purposes of the alternative minimum tax. For alternative minimum tax purposes only the tax basis of the Common Stock acquired upon the exercise of such option, is increased by the amount of such excess.


          (b) If the employee holds shares acquired by him or her upon the exercise of an option for  the two-year period  from the date
of grant  of the option and  the
                one-year period beginning on the day after such exercise, and if he or she has been  an employee of the Company or its
subsidiaries  at all times from the date
                of grant to the day  three months before
exercise, or twelve months in  the case
                of termination on account of disability, then any gain realized by the employee on a later sale or exchange of such shares will be a long-term capital gain and any loss sustained will  be a long-term capital
loss.   The Company will realize
                no tax deduction with respect to any such sale or exchange of option shares.

          (c) If the employee disposes of any shares acquired upon the exercise of an option during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise, the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of the exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option price, and the Company will be entitled to a deduction equal to the amount of such ordinary income. Any such ordinary income will increase the employee's tax basis for the purpose of determining gain or loss.


          (d) If an option holder who has acquired stock upon the exercise of an incentive stock option makes a disposition within the two-year period described above, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized to the option holder, then the amount includible in the option holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.


                Non-Qualified Stock Options


                In the case  of an option granted under the
Incentive Plan  that is not an
          incentive stock option, the grant of the option will not result in taxable income  to the option  holder or  a tax  deduction to
the Company.   The option
          holder recognizes ordinary income at the time the option is exercised in the amount by which the fair market value of the shares acquired exceeds the option price. The Company is entitled to a corresponding ordinary income tax deduction at that time, if applicable withholding requirements are satisfied. The option holder's tax basis for purposes of determining gain or loss on a subsequent sale of the shares is the fair market value of the shares at the date of exercise of the option. The holding period for such shares will commence on such date and, accordingly, will not include the period  during which
the option was held.   In
          the event of a sale of shares received upon exercise of the option, any gain or loss will generally be a capital gain or loss. The capital gain or loss will be a long-term capital gain or loss if the shares were held for more than one year after the date on which the option was exercised.


                Use of Stock to Exercise Options


                The payment of the option exercise price by delivery of Common Stock of the Company will constitute a non-taxable exchange by the optionee and will not affect the incentive stock option status of the stock acquired in the case of an
          incentive stock option.   However, if the Common Stock
delivered in  payment was
          previously acquired pursuant to the exercise of an incentive stock option and has not been held for the requisite one-year period, the exchange would constitute a premature disposition of such Common Stock for purposes of the incentive stock option holding requirements. Use of Common Stock in payment of the option price will result in the same tax consequences to the Company as if the exercise were effected by a cash payment.


                Stock Appreciation Rights


                The amount received by an optionee who exercises a stock appreciation right with respect to his or her option is taxable as ordinary income at the time of exercise and the Company is entitled to a corresponding ordinary income tax deduction.


                Bonus Stock


                The grantee will realize ordinary income during his or her taxable year in which the shares of Common Stock are issued pursuant to the award of Bonus Stock in an amount equal to the fair market value of the shares of Common Stock at the date of issue. The Company is entitled to a corresponding ordinary income tax deduction. If the grantee thereafter disposes of such shares of Common Stock, any amount received in excess of the market value of the shares on the date of issue will be treated as long-or short-term capital gain depending upon the holding period of the shares.


                Restricted Stock


                A grantee will not realize any taxable income upon the award of Restricted
          Stock unless a grantee elects under Section 83(b) of the Code to have the fair market value of the Common Stock (determined without regard to the possibility of forfeiture) included in his or her gross income in the year the Restricted
          Stock is issued. In the absence of such an election, the grantee will realize ordinary income during his or her taxable year in which the possibility of forfeiture lapses. If the grantee thereafter disposes of the Common Stock, any amount received in excess of the fair market value of the shares on the date the possibility of forfeiture lapsed will be treated as long- or short-term gain depending upon the holding period (measured from the date the possibility of
          forfeiture lapsed) of the shares.   The Company will be
entitled to  an ordinary
          tax deduction in the same amount and at the same time the grantee is considered to have realized ordinary income.


                Change in Control


                Under certain circumstances, accelerated vesting or exercise of options or stock  appreciation  rights,  or  the  accelerated
lapse  of   restrictions  on
          restricted stock, in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax
          provisions of Section 280G of the Code.   To the extent
it is so considered, the
          optionee or grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

          THE BOARD  OF DIRECTORS HAS  NOT YET ACTED ON THE  1994
STOCK INCENTIVE PLAN.   IN THE
    EVENT THE BOARD OF DIRECTORS APPROVES THE COMPANY'S 1994 STOCK INCENTIVE PLAN, THE BOARD OF
    DIRECTORS WOULD RECOMMEND THAT THE HOLDERS OF COMMON STOCK VOTE FOR APPROVAL OF THE
    COMPANY'S 1994 STOCK INCENTIVE PLAN. THE COMPANY'S DIRECTORS AND NAMED EXECUTIVE OFFICERS
    ARE  THE  RECORD  OWNERS OF  296,877  SHARES OF  COMMON
STOCK  (APPROXIMATELY  3.3% OF  THE
    OUTSTANDING SHARES) AND HAVE INDICATED THAT THEY INTEND TO VOTE THEIR SHARES FOR THE
    APPROVAL OF THE 1994 STOCK INCENTIVE PLAN .

                                        ELECTION OF DIRECTOR


          The Board of Directors is currently comprised of five directors elected in three classes (the "Classes"), with two Class I, one Class II and two Class III directors.
    Directors in each Class hold office for three-year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class
    II Director expires at the Meeting and when his respective successor has been duly elected and qualified.


          Samuel C. Hathorn, Jr., the current Class II Director, has been nominated by the Board of Directors to be reelected as the Class II Director at the Meeting. The Company has no
    reason to believe that Mr. Hathorn will refuse or be unable to accept election; however, in the event he is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for such other person as may be designated by the Board of Directors.


                                             MANAGEMENT


    Information as to Nominees and Other Directorships


          The following information concerning principal occupation or employment during the past five years, other directorships and age, has been furnished to the Company by the nominee for director in Class II, by the directors in Classes III and I whose terms expire at the Company's Annual Meetings of Stockholders in 1994 and 1995, respectively, and when their respective successors have been duly elected and qualified, all executive officers of the Company, and the individuals who will become additional executive officers and directors of the Company if the Acquisition is consummated.


    Nominee for Director

          Class II (Term, if elected, expires at the Annual
Meeting of Stockholders in 1996)


                                          Principal Occupation
                                             or Employment
     Director
              Name           Age       During the Past Five Years
       Since

     Samuel C. Hathorn, Jr.   50   President of Trendmaker Homes,
and     1981
                                   since December  1, 1990,
President
                                   of    Centennial    Homes,
Inc.,
                                   subsidiaries of  Weyerhaeuser
Co.,
                                   Houston    and   Dallas,
Texas,
                                   homebuilders   and   real
estate
                                   developers


    Directors Whose Terms of Office will Continue After the
Annual Meeting


          Class III (Terms expire at the Annual Meeting of
Stockholders in 1994)


                                          Principal Occupation
                                             or Employment
     Director
              Name           Age       During the Past Five Years
       Since

     Cecil D. Conlee          57   Chairman,  CGR Advisors,
Atlanta,     1973
                                   Georgia,  real  estate
investment
                                   advisors

     Leo J. Hussey            54    Executive  Vice President  of
the     1976
                                   Company    and     President
of
                                   Southeastern   Printing
Company,
                                   Inc.,  and  The  Deviney
Company,
                                   wholly-owned  subsidiaries of
the
                                   Company

                                                 75
          Class I (Terms expire at the Annual Meeting of
Stockholders in 1995)


                                          Principal Occupation
                                             or Employment
     Director
              Name           Age       During the Past Five Years
       Since

     Nick A. Caporella        57   Chairman    of   the    Board
of     1974
                                   Directors, Chief Executive
Officer
                                   and President of  the Company
and
                                   Chairman    of   the    Board
of
                                   Directors, Chief Executive
Officer
                                   and President of NBC
     William A. Morse         66   Attorney-at-Law,
Danville,     1977
                                   California
                                   President,
Behring-Hofmann
                                   Educational
                                   Institute, Danville,
California


          Mr. Caporella is a director of NBC. Mr. Conlee is a director of Cousins Properties,
    Inc. and Oxford Industries, Inc. Mr. Morse is a director of Behring-Hofmann Educational
    Institute, Inc.


    Executive Officers

                                                   Principal
Occupation
                                                      or
Employment
              Name           Age                During the Past
Five Years

     George R. Bracken        48   Vice  President &  Treasurer
of the  Company, since
                                   March 1992; Vice President
Financial Planning of the
                                   Company since May 1985
     Michael Brenner          45    General Counsel of the
Company since June 1988

     Gerald W. Hartman        53    Senior   Vice  President   of
the   Company  since
                                   September 1988

      Margaret M. Madden      41   Vice President of the Company
since  September 1987;
                                   Corporate Secretary since
August 1984
     Linda L. Rine            46   Vice  President  - Insurance
of  the Company  since
                                   September 1987


    Proposed Directors and  Executive Officers.  The following individuals will be appointed as
    officers  and  directors  of  the  Company,  in  the
capacities  indicated below,  assuming
    consummation  of the  Acquisition.   See "ELECTION  OF
DIRECTOR"  and  "PROPOSAL TO  APPROVE
    ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH &
TOWER OF  FLORIDA, INC. - Terms
    of the Acquisition Agreement -- Directors and Management of the Company Following the
    Acquisition."




  Percentage   Percentage

  Ownership   Ownership of
                                  Principal Occupation
   of Common     Common
                                     or Employment
Proposed  Stock Before  Stock After
                          Age  During the Past Five Years  Class
  Acquisition  Acquisition
            Name

    Jorge L. Mas Canosa   54   Proposed  Director; during    II
     -0-          33.6%
                               the  past  five  years has
                               served  as  President  and
                               Chief Executive Officer of
                               CTF

    Jorge Mas             30   Proposed         Director,     I
     -0-          24.8%
                               President     and    Chief
                               Executive  Officer; during
                               the  past  five  years has
                               served for part  or all of
                               such  period  as President
                               and     Chief    Executive
                               Officer  of  CT  (and  its
                               predecessor        company
                               Communication Contractors,
                               Inc.), Neff Rental,  Inc.,
                               Neff    Machinery,   Inc.,
                               Atlantic    Real    Estate
                               Holding  Corp.  and   U.S.
                               Development Corp.,  each a
                               company controlled  by the
                               CT and CTF stockholders
    Eliot C. Abbott       44   Proposed  Director; during    II
     -0-           -0-
                               the  past  five  years has
                               been a  shareholder in the
                               law   firm   of   Carlos &
                               Abbott,    P.A.,    Miami,
                               Florida

    Arthur B. Laffer      53    Proposed        Director;    III
     -0-           -0-
                               President,  Canto Advisors
                               Incorporated,           an
                               investment  advisor, since
                               May 1993;  Chief Executive
                               Officer,   Calport   Asset
                               Management,     a    money
                               management   firm,   since
                               June 1992;  Chairman, A.B.
                               Laffer,   V.A.   Canto   &
                               Associates,   an  economic
                               research   and   financial
                               consulting  firm (formerly
                               known   as   A.B.   Laffer
                               Associates),  since  1979;
                               Chief  Executive  Officer,
                               Laffer            Advisors
                               Incorporated,           an
                               investment   advisor   and
                               broker-dealer, since 1975


          Mr. Laffer is a director  of U.S. Filter Corporation,
Nicholas Applegate Growth Equity
    Fund  and Nicholas  Applegate Mutual Fund.   Mr. Mas  Canosa
is a director  of The Wackenhut
    Corporation and Landair Transport, Inc.


          Jorge L. Mas Canosa is the father of Jorge Mas.


    Directors Following Consummation of the Acquisition


          In the event Mr. Hathorn is elected and the Acquisition is consummated, the Company's
    Board of Directors will be comprised of the following individuals:

                Name                    Class       Term Expires

          Cecil D. Conlee               III           1994
          Arthur B. Laffer              III           1994
          Jorge Mas                       I           1995
          William A. Morse                I           1995
          Eliot C. Abbott                II           1996
          Jorge L. Mas Canosa            II           1996
          Samuel C. Hathorn, Jr.         II           1996


    Meetings and Committees of the Board of Directors


          During Fiscal 1993, (i) the Board of Directors held four meetings and all of the members of the Board of Directors attended each of such meetings and (ii) each member of the
    Board of Directors also attended all meetings of those committees of which he was a member.
    The Board of Directors has standing Audit, Compensation and Stock Option, Finance, Stock
    Purchase Plan, Nominating, Special Transaction and Executive Strategic Planning Committees.


          The members of the Company's Audit Committee are Messrs. Conlee, Hathorn and Morse.
    During Fiscal 1993, the Audit Committee met four times. The principal functions of the
    Audit Committee are to review with management and the Company's independent accountants the scope of proposed audits, the Company's annual financial statements, the results of audits and the Company's system of internal accounting controls and to be available to meet with the independent accountants to resolve matters, if any, that may arise in connection with audits or otherwise.


          The members of the Company's Compensation and Stock Option Committee are Messrs.
    Hathorn and Morse.   During  Fiscal 1993, the  Compensation
and  Stock Option  Committee met
    twice.   The  principal functions  of the  Compensation and
Stock Option  Committee are  to
    recommend to and review with the Board of Directors the compensation arrangements for the executive officers of the Company, and to review with management grants under the Company's non-qualified stock option plans, and overall compensation arrangements and employee benefits for the Company's employees.


          The members of the Company's Finance Committee are Messrs. Morse, Conlee, Hathorn and
    Hussey. The principal function of the Finance Committee, which met twice during Fiscal
    1993, is to review the Company's long and short-term financial strategies with management and the Board of Directors.


          The members of  the Company's Stock Purchase Plan
Committee are Messrs. Morse, Hussey
    and  Hathorn.   During  Fiscal 1993,  the  Stock Purchase
Plan Committee,  whose  principal
    function is to monitor the administration of the Company's
Employee Stock Purchase Plan, met
    once.


          The members of the Company's Nominating Committee are Messrs. Hathorn, Caporella and
    Hussey.   The Nominating Committee, which  met once  during
Fiscal 1993,  recommends to  the
    Board of  Directors  candidates for  election to  the  Board
of  Directors.   The  Committee
    considers candidates recommended by the stockholders pursuant to written applications submitted to the Corporate Secretary.


          The members of  the Company's Special Transaction
Committee are Messrs.  Conlee, Morse
    and Hathorn.   The primary  function of the  Special
Transaction Committee,  which met twice
    during Fiscal 1993, is to review related party transactions between the Company and any officer, director  or affiliate of the Company.  The
Committee was responsible for reviewing
    and approving the terms of the Acquisition and negotiating and approving the Redemption on behalf of stockholders of the Company (other than NBC and its affiliates).


          The members of the  Executive Strategic Planning
Committee  are Messrs. Conlee, Morse,
    Hathorn,  and Caporella.  During Fiscal 1993, the Executive
Strategic Planning Committee met
    twice. The  principal function of the  Executive Strategic
Planning  Committee is  to review
    future strategic courses available to the Company.

          If the Acquisition is consummated, the composition of some or all of the foregoing committees may change.


    Director Compensation


          The directors, except directors who are employees of the Company or of any subsidiary, are paid attendance fees at the rate of $600 for each meeting of the Board of Directors and
    $400 for each committee meeting attended ($1,000 for Executive Strategic Planning Committee meetings),  regardless  of the  number of  committees  on
which  they serve.    In addition,
    directors who are not employees of the Company or any of its subsidiaries are paid retainer fees at the rate of $15,000 per annum and Chairmen of committees are paid an additional $200 for each meeting of their respective committees attended by them.


                                       EXECUTIVE COMPENSATION


    Summary Compensation Table


          The following table sets forth certain information for the last three fiscal years concerning the compensation earned by or awarded to the Chief Executive Officer of the
    Company and each of the other three most highly compensated executive officers of the
    Company whose combined salary and bonus exceeded $100,000 in such fiscal year. The table does not set forth certain of the tabular formats set forth in the SEC's recently expanded rules on executive compensation disclosure in proxy statements dealing with other annual compensation and long-term compensation awards and pay-outs, since none of these executive officers received any such compensation during such three-year period.

                                                          Annual
Compensation
    Name and
    Principal Position                        Year        Salary
($)         Bonus ($)

    Nick A. Caporella, Chairman of the        1993
0                 0
    Board, President and Chief                1992
0                 0
    Executive Officer                         1991
600,000           375,000

    Gerald W. Hartman, Senior Vice
    President of the Company and
    President of Burnup & Sims ComTec, Inc.   1993
211,870            60,000
    and Burnup & Sims of California, Inc.,    1992
200,922            40,000
    wholly-owned subsidiaries of the Company  1991
200,288            70,000

    Leo J. Hussey, Executive Vice President,
    and Director of the Company, and President1993
193,694            30,000
    of Southeastern Printing Company, Inc.    1992
155,000            25,000
    and The Deviney Company, wholly-          1991
155,000            25,000
    owned subsidiaries of the Company

    George R. Bracken, Vice President &       1993
105,945            28,000
    Treasurer                                 1992
101,345            25,000
                                              1991
101,474            20,000


    Options Granted in Last Fiscal Year


          No stock options were granted during Fiscal 1993.


    Aggregate Fiscal Year-End Stock Option Value Table

          The following table summarizes the options held at April 30, 1993 by individuals named in the Summary Compensation Table; no stock options were exercised by such persons during
    Fiscal 1993.


                            Number of Unexercised           Value
of Unexercised
                                  Options at
In-the-Money Options
                              April 30, 1993(#)            at
April 30, 1993 ($)

     Name                Exercisable    Unexercisable
Exercisable   Unexercisable

     Nick A. Caporella     200,000            0              0
         0

     Leo J. Hussey           2,000            0              0
         0
     Gerald W. Hartman       2,800            0              0
         0
     George R. Bracken        500             0               0
         0


    Long-Term Incentive and Pension Plans


          The Company does not have any long-term incentive or pension plans.


          Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of
    1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation and Stock Option Committee Report and
    Performance Graph on page 38 shall not be incorporated by reference into any such filings.


    Report of the Compensation and Stock Option Committee


          The  Compensation  and  Stock  Option  Committee  of
the  Board   of  Directors  (the
    "Compensation Committee" or the "Committee") is responsible for approving the compensation levels of the executive officers of the Company, including the Chief Executive Officer. The
    Committee also reviews with the Chief Executive Officer guidelines for salary adjustments and aggregate bonus awards applicable to management and employees other than executive
    officers.   The Committee, which is  composed of two
non-employee  directors of the Company,
    reviews its  recommendations  with the  members of  the
Board.   The  following  report  is
    submitted by the Committee regarding compensation paid during fiscal year 1993:


          The compensation program  of the Company is designed to
enable the Company to attract,
    motivate, reasonably reward,  and retain professional
personnel who will  effectively manage
    the assets  of the  Company and  maximize corporate
performance and  stockholder value over
    time.   Compensation packages  include a mix  of salary,
incentive bonus  awards, and stock
    options.


          Salaries of executive officers are established based on an individual's performance and general market conditions. Salary levels are determined based upon the challenge and responsibility of an individual's position with the Company and are dependent on subjective considerations. In addition to paying a base salary, the Company provides incentive bonus awards as a component of overall compensation. Bonus awards are measured based upon overall performance of the executive officer's area of responsibility or operating performance of the operation under control of the executive, if any. Due to the fact that the Company's financial results for the last three years reflect volume declines and net losses, salaries of executive officers during fiscal 1994 (with certain exceptions for outstanding merit) are frozen at previous levels. In addition, in light of these factors, the Company's President and Chief Executive Officer and Chairman of the Board, Nick
A. Caporella, declined to accept
    any salary or bonus compensation for either fiscal year 1992 and 1993.


          Long-term incentive compensation for executives consists of stock-based awards made under the Company's two non-qualified stock option plans (the "Option Plans"). The Option
    Plans provide for the granting of options to purchase Common Stock to key employees at prices equal to the fair market value on the date of grant. The Committee believes that the maximization of stockholder wealth through appreciation in the value of Common Stock is
    created through  the use  of stock options.   At April  30,
1993,  there were 205,300  stock
    options granted under the Option Plans held by executive officers.

    Compensation and Stock Option Committee
    Samuel C. Hathorn, Jr.
    William A. Morse

          The proposed Board of Directors has no plans to materially change the Company's overall compensation structure after the Acquisition. The Board of Directors, however, will meet after the Acquisition to determine the compensation of Jorge Mas who will serve as the
    President and Chief Executive Officer of the Company. It is anticipated that Mr. Mas' will be paid annual base compensation of $300,000 and bonus compensation as determined by the
    Compensation  Committee of the  Board of  Directors.   If the
1994 Stock  Incentive Plan is
    approved, both Mr. Mas and other key salaried employees of the Company will be eligible to receive options and awards as determined from time to time by the Compensation Committee of the Board of Directors, which shall consist of not less than three non-employee directors.
    If the Stock Option Plan for non-employee directors is approved, directors who have never been employees of the Company or any of its subsidiaries, and who are not otherwise eligible to participate in any plan of the Company or any of its subsidiaries which would entitle such directors to receive securities of the Company, would automatically receive stock options upon their election as directors.


                                         PERFORMANCE GRAPH


          The following graph compares the cumulative total stockholder return on Common Stock from April 30, 1988 through April 30, 1993 with the cumulative total return of the S & P 500
    Stock Index and a Company constructed index of two peer companies consisting of Dycom
    Industries, Inc.  and the  L.E. Myers  Company.   The graph
assumes that the  value of  the
    investment in Common Stock was $100 on April 30, 1988 and that all dividends were reinvested.

                       Comparison of Five Year Cumulative Total
Return Among
                Burnup & Sims Inc., S & P 500 Stock Index, and
Peer Group Companies

                   210
    DOLLARS        190

                   170

                   150

                   130

                   110
                    90

                    70

                    50

                    30

                    10

                     1988         1989          1990
1991          1992         1993

                               + Burnup & Sims      * S & P 500
   . (A) Peer Group




                                CERTAIN TRANSACTIONS AND
LITIGATION


          The Company has billed NBC approximately $662,000 for certain services rendered and expenses for the year ended April 30, 1993. NBC owns approximately 36% of the outstanding
    Common Stock.  Nick A. Caporella, the President, Chief
Executive Officer and Chairman of the

    Board of the Company is also the Chairman of the Board, Chief Executive Officer, President
    and the controlling stockholder of NBC.


          As described elsewhere in this Proxy Statement, it is
a condition to the consummation
    of the Acquisition by the stockholders of CT and CTF and the Company that (i) the Company shall have entered into a written agreement with NBC, pursuant to which the Company will redeem and purchase 3,153,847 shares of Common Stock owned by NBC (which constitutes all of the Common Stock owned by NBC), (ii) all of the conditions to the consummation of the
    Redemption shall have been satisfied or waived, and (iii) the stockholders of CT and CTF shall  have received  a  written  certificate from  the
Chief Executive  Officer  and Chief
    Financial Officer of the Company that all of the conditions to the consummation of the
    Redemption shall have been satisfied or waived, except the condition to the Redemption that the Acquisition shall have occurred, which certificate shall be supported by a certificate from the Chief Executive Officer of NBC, to the same effect. Accordingly, the Acquisition will be consummated prior to the Redemption. The Redemption was negotiated and approved by the Special Transaction Committee on behalf of the stockholders of the Company (other than
    NBC and its affiliates). The Redemption will not be consummated unless the Acquisition shall have occurred. Accordingly, assuming satisfaction of all other conditions to the consummation of the Acquisition, approval by stockholders of the Company of the Acquisition
    Agreement shall  result  in  consummation of  the
Redemption.     A vote  in favor  of  the
    Acquisition Agreement may preclude a stockholder of the Company from challenging the
    Acquisition and the other transactions described in this Proxy Statement and from participating in, and receiving damages, if any, as a result of any action which has been or may be filed on behalf of any or all of the stockholders with respect to such transactions.
    See below for a description of a class action and derivative complaint relating to, among other things, the Agreement and certain other transactions described in this Proxy
    Statement. The consideration for the Redemption and purchase, will be the cancellation of the outstanding principal of $17,500,000 under the Subordinated Debenture owed to the
    Company by NBC and crediting the next succeeding principal payments in the amount of
    $592,313 of Other Indebtedness with an outstanding principal amount of $1,371,430 owed to the Company by NBC. On November 16, 1993, the Board of Directors of the Company approved the Redemption. The Board of Directors of NBC has not yet met to consider the terms of the
    Redemption. See "PROPOSAL TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND
    CHURCH & TOWER OF FLORIDA, INC. - Interest of Certain Persons in Matters to be Acted Upon."

          Albert H. Kahn v. Nick A. Caporella, et al., Civil Action No. 11890 was filed in
    December 1990 by a stockholder of the Company in the Court of Chancery of the State of
    Delaware in  and for New  Castle County  against the
Company, the members of  the Board  of
    Directors, and against NBC, as a purported class action and derivative lawsuit. In May
    1993, plaintiff filed a motion to amend its class action and shareholder derivative
    complaint (the  "Amended Complaint").   The class action
claims allege,  among other things,
    that the Board of Directors, and NBC as its largest stockholder, breached their respective fiduciary duties in approving (i) the distribution to the Company's stockholders of all of the common stock of NBC owned by it (the "Distribution") and (ii) the exchange by NBC of
    3,846,153 shares of Common Stock for certain indebtedness of NBC held by the Company (the
    "Exchange") (the Distribution and the Exchange are hereinafter referred to as the "1991
    Transaction"), in allegedly placing the interests of NBC ahead of the interests of the other stockholders of the Company. The derivative action claims allege, among other things, that the Board of Directors has breached its fiduciary duties by approving executive officer compensation arrangements, by financing NBC's operations on a current basis, and by permitting the interests of the Company to be subordinated to those of NBC. In the lawsuit, plaintiff seeks to rescind the 1991 Transaction and to recover damages in an unspecified amount.


          The Amended Complaint alleges that the Special Transaction Committee that approved the
    1991 Transaction was not independent and that, therefore, the 1991 Transaction was not protected by the business judgment rule or in accordance with a settlement agreement (the
    "1990 Settlement") entered into in 1990 pertaining to certain prior litigation. The Amended
    Complaint also makes other allegations which involve (i) further violations of the 1990
    Settlement by the Company's engaging in certain transactions not approved by the Special
    Transaction Committee; (ii) the sale of a subsidiary of the Company to a former officer of the Company; (iii) the timing  of the 1991 Transaction  and
(iv) the treatment  of executive
    stock options in the 1991 Transaction.


          In November 1993, plaintiff filed a class action and derivative complaint, Civil
    Action No. 13248 (the "1993 Complaint") against the Company, the members of the Board of
    Directors, CT, CTF, Jorge Mas Canosa, Jorge Mas and Juan Carlos Mas (CT, CTF, Jorge Mas
    Canosa, Jorge Mas and Juan Carlos Mas are referred to as the
"CT Defendants").   In December
    1993, plaintiff amended the 1993 Complaint ("1993 Amended Complaint"). The 1993 Amended
    Complaint alleges, among other things, that (i) the Board of Directors and NBC, as the

    Company's largest stockholder, breached their respective fiduciary duties by approving the
    Acquisition Agreement and the Redemption which, according to the allegations of the 1993
    Complaint, benefits Mr. Caporella at the expense of the Company's stockholders, (ii) the CT
    Defendants had knowledge of the fiduciary duties owed by NBC and the Board of Directors and knowingly and substantially participated in their breach thereof; (iii) the Special
    Transaction Committee of the Board of Directors which approved the Acquisition Agreement and the Redemption was not independent and, as such, was not in accordance with the 1990
    Settlement; (iv) the Board of Directors breached its fiduciary duties by failing to take an active and direct role in the sale of the Company and failing to ensure the maximization of shareholder value in the sale of  control of the Company; and
(v) the Board of Directors and
    NBC, as the Company's largest stockholder, breached their respective fiduciary duties by failing to disclose completely all material information regarding the Acquisition Agreement
    and the Redemption.   The 1993  Complaint also claims
derivatively  that each member of  the
    Board of Directors engaged in mismanagement, waste and breach of their fiduciary duties in
    managing the Company's affairs.   The 1993 Amended  Complaint
seeks, among other  things, to
    enjoin the Acquisition and Redemption or in the alternative, rescission and damages in an unspecified amount.


          The Company believes that the allegations in the complaint, the Amended Complaint, the
    1993 Complaint and the 1993 Amended Complaint are without merit, and intends to vigorously defend this action.



                                  CERTAIN CT AND CTF TRANSACTIONS


          CT currently  leases equipment  storage facilities
from Jorge  L. Mas  Canosa and his
    spouse, Irma Mas.   The term of the lease  expires on October
31, 1998, and the  annual rent
    under the lease is $48,000.


          The Company's Certificate requires the affirmative vote or consent of the holders of four-fifths of all classes of the Company's stock entitled to vote in elections of directors of the Company (the "Voting Shares") in connection with certain transactions with any person, corporation or other entity ("Affiliated Entity") beneficially owning 10% or more of
    the  outstanding Voting  Shares.   The  Certificate provides,
however,  that the  foregoing
    provision is not applicable to such transactions if the Board of Directors has approved by resolution a memorandum of understanding (a "Memorandum of Understanding") with such
    Affiliated Entity with respect to such transactions prior to the time such Affiliated Entity
    became an  Affiliated Entity.   In order to induce the
stockholders of CT and  CTF to enter
    into the Acquisition Agreement and by eliminating the effects of the foregoing provisions of the Certificate, the Company entered into a Memorandum of Understanding with each of Neff
    Machinery, Neff Rental and Atlantic prior to execution of the Acquisition Agreement. Each of Neff Machinery, Neff Rental and Atlantic is a Florida corporation controlled by the stockholders of CT and CTF and accordingly, following consummation of the Acquisition and by virtue of the ownership of the Burnup Shares by the CT Group, would be deemed affiliates of
    the  Company.   CT and  CTF currently  rent  and purchase
construction equipment  from Neff
    Machinery and Neff Rental. The Company anticipates that, following the Acquisition, the
    Company and its subsidiaries, including CT and CTF, will from time to time purchase and lease equipment and parts, and obtain services from, these companies upon such terms and conditions as the Board of Directors shall approve, which terms and conditions will be no less favorable to the stockholders of the Company than those that would be obtained in transactions of a similar type with unaffiliated third
parties.   The stockholders of CT and
    CTF have no present intentions of selling Neff Machinery, Neff Rental or Atlantic to the
    Company following  consummation of  the Acquisition.   See
"PROPOSAL  TO APPROVE ACQUISITION
    AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH AND TOWER OF FLORIDA, INC. - Memorandum of
    Understanding."


          Carlos & Abbott, P.A. a law firm of which Eliot C. Abbott is a shareholder, has provided legal services to CT and CTF and their stockholders since 1983, and such representation will continue following the Acquisition. For the fiscal year ended March 31,
    1993, such legal fees were approximately $52,000. It is anticipated that Carlos & Abbott,
    P.A. will also provide legal services to the Company if the Acquisition is consummated.

                                      SELECTED FINANCIAL DATA


          The following information sets forth selected consolidated historical data of the
    Company, the selected combined historical data of CT and CTF and the pro forma consolidated selected  financial  data  giving effect  to  the
Acquisition and  the  Redemption.    This
    information   should  be  read  in  conjunction  with  the
unaudited  pro  forma  condensed
    consolidated financial statements and the separate historical consolidated financial statements of the Company incorporated by reference herein and combined financial statements of CT and CTF and the notes thereto appearing elsewhere herein. The financial information relating to the CT Group contained in this Proxy Statement was provided to the Company by the CT Group in connection with the Acquisition for the preparation of this Proxy Statement and the Company has relied upon such financial information in the preparation of this Proxy
    Statement.

                                                             The
Company
                                                 Selected
Historical Financial Data
     (Dollars in Thousands Except Per Share Amounts)

                                          Six Months
                                         Ended Oct. 31,
          Fiscal Years Ended April 30

                                        1993         1992
1993          1992           1991          1990         1989
     Statement of Operations Data:

     Revenues                         $ 72,004    $ 73,834
$140,987      $ 153,521     $ 175,236     $ 192,712   $ 178,380
     Costs and Expenses                 74,023      73,439
151,917         157,114       174,155       192,007     174,695
     Interest Expense                    2,043       2,402
4,583           4,847         6,161         8,362       6,616

     Interest and Other Income(1)      (5,256)     (2,781)
(2,255)        (6,833)       (2,388)      (10,411)    (15,503)
     Income (Loss) Before Income
     Taxes and Equity in Net
     Income of NBC                       1,194         774
(13,258)        (1,607)       (2,692)         2,754      12,572
     Provisions (Credit) for               284         286
(3,950)          (560)       (1,082)         2,120       4,858
     Income Taxes

      Income (Loss) Before
      Equity in Net Income of NBC          910         488
(9,308)        (1,047)       (1,610)           634       7,714

     Equity in Net Income of NBC             0           0
   0               0           828           151       1,525
     Net Income (Loss)                    $910        $488     $
(9,308)       $(1,047)      $  (782)      $    785    $  9,239

     Average Shares Outstanding          8,815       8,768
8,768           8,768         9,460         9,662      10,304
     (000)
     Earnings (Loss) Per Share          $ 0.10      $ 0.06     $
(1.06)       $  (.12)      $  (.08)      $    .08    $    .90
     Balance Sheet Data
       (at end of period):

     Capital Expenditures               $1,133                  $
4,338       $  4,493      $  4,395      $  7,449    $  9,533


93

     Working Capital                    14,220
16,199         21,798        21,103        50,907      48,934

     Property - Net                     17,904
18,036         19,211        23,933        28,544      30,202
     Total Assets                      103,393
108,917        118,460       122,673       158,922     150,697
     Non-Current Debt                   32,085
36,756         40,030        37,087        43,784      50,079

      Deferred Income                    4,390
3,612          3,218         4,272         4,424       4,766
     Taxes-Non-Current
     Shareholders' Equity               34,574
33,664         41,788        42,835        60,135      58,955
     Number of Employees                 2,225
2,255          2,250         2,565         3,151       3,174


     Book Value Per Share                $3.94
$3.84          $4.77         $4.89         $4.77       $4.69


          See the Notes to Consolidated Financial Statements for information relating to accounting policies and other disclosures.

          (1)  Includes gains  on real estate  transactions of
$2.4  million for the six  months
    ended October 31,  1993 and $5.6  million for the fiscal
year ended April  30, 1989.   Also
    includes gains (losses) related to subsidiaries sold of $1.1 million and ($7.4) million for the fiscal years ended April 30, 1992 and 1991 respectively.

                                                              CT
Group

                                                 Selected
Historical Financial Data



     (Dollars In Thousands, Except Earnings Per Common Share)

                                      Nine Months Ended
                                         September 30
               Years Ended December 31
                                       1993        1992
1992          1991           1990          1989         1988
     Statement of Income Data:

     Contract Revenue                  $37,034     $17,325
$34,136        $31,588       $18,640       $15,670     $14,807
     Costs and Expenses                 28,358      12,856
25,474         26,124        14,196        12,896      12,180
     Income from Operations              8,676       4,469
8,662          5,464         4,444         2,774       2,627

     Other Income (Expense) - Net      (1,240)       (154)
(340)            462           350           319         766
     Income before Minority              7,436       4,315
8,322          5,926         4,794         3,093       3,393
     Interest

     Minority Interest                     (4)        (43)
 (42)          (625)          (36)             0           0
     Net Income                         $7,432      $4,272
$8,280         $5,301        $4,758        $3,093      $3,393
     Common Shares Outstanding           1,100       1,100
1,100          1,100         1,100         1,100       1,100

     Earnings per Common Share (1)      $6,756      $3,884
$7,527         $4,819        $4,325        $2,812      $3,085
     Balance Sheet Data
       (at end of period):

     Working Capital                   $15,354
$13,752       $  7,154        $5,209        $4,254      $3,762
      Property - Net                     4,867
3,657          2,406         2,100         2,039       1,752
     Total Assets                       27,499
24,432         11,733         8,849         7,613       6,849

     Non-Current Debt                    1,076
1,840            371           333           323         276


95

     Stockholders' Equity               19,203
15,690          9,436         7,296         6,127       5,292

     Book Value Per Share              $17,457
$14,264        $ 8,574        $3,906        $5,570      $4,811




          See the Notes to the Combined Financial Statements of the Church & Tower Group.


    (1) Reflects the exchange of shares pursuant to a business combination effected June 1,1992.

                                      The Company and CT Group


                          Pro Forma Consolidated Selected
Fiinancial Data


          The following pro forma consolidated statement of operations information reflects the effects of the Acquisition and the Redemption as if they had occurred on January 1, 1992.
    The amounts are provided for comparative purposes only and do not purport to be indicative
    of  results which  may be  obtained in  the future.   The
following pro  forma consolidated
    balance sheet information which is presented reflects amounts as if the Acquisition
    Redemption occurred on September 30, 1993. See "Unaudited Pro Forma Condensed Consolidated
    Financial  Statements"  and  the  notes  thereto  for  a
description  of   assumptions  and
    adjustments.


    (Dollars in thousands except per share data)


                                  Nine Months
Twelve Months
                           Ended September 30, 1993         Ended
December 31, 1992

    Revenues                          $143,415
    $178,126
    Earnings (Loss) from Continuing
      Operations                        (3,427)
         525Earnings (Loss) per  Share
      from Continuing Operations         ($.22)
        $.03


                                  Sept. 30, 1993

    Working Capital               $ 22,483
    Total Assets                   137,984
    Non-Current Debt                35,160
    Shareholders' Equity            43,231
    Book Value per Share          $   2.73


                                     COMPARATIVE PER SHARE DATA


    The following table sets forth certain historical per share data for the Company and the CT
    Group and combined unaudited pro forma per share data giving effect to the Transaction.
    This data should be read in conjunction with the Selected Financial Data, Unaudited

    Consolidated Condensed Proforma Financial Statements, and the historical Financial
    Statements of the Company and the CT Group and the notes thereto included elsewhere herein.
    The amounts are provided for comparative purposes only and do not purport to be indicative of results which may be obtained in the future.

                                       CT Group
The Company
                                   Year       9 Months       Year
      9 Months
                                   Ended       Ended
Ended        Ended
                                  12/31/92    9/30/93
1/31/93      10/31/93

    Earnings (Loss) per Share
    from Continuing Operations
         Historical (1)         $4,592         $4,122
($.34)      ($0.77)
         Pro Forma
0.03        (0.22)
     Equivalent Pro Forma(2)       308         (2,013)


                                           As of
As of
                                          9/30/93
10/31/93
    Book Value per Share
         Historical                       $17,457
$3.94
         Pro Forma
2.73
         Equivalent Pro Forma (2)          25,392


          (1) Includes pro forma provision for income taxes for the CT Group as if it were taxed as a C corporation.


          (2) Equivalent pro forma per share amounts are calculated by multiplying the pro forma amounts by the exchange ratio of 9,318 shares of Company Common Stock to be issued for each share of CT Group common stock.


                            THE COMPANY, CT AND CTF UNAUDITED PRO
FORMA
                            CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS

          The following pro forma condensed consolidated statements of operations of the Company and the CT Group for the year ended December 31, 1992 and the nine months ended September
    30, 1993 are presented as if the Acquisition and the Redemption had occurred on January 1,
    1992. The pro forma condensed consolidated balance sheet is presented as if the Acquisition and Redemption had occurred on September 30, 1993.

          It is anticipated that the Acquisition will be treated as a "reverse acquisition" for financial reporting purposes, with the CT Group considered to be the acquiring entity. As a result, the pro forma adjustments include adjustments to reflect the estimated fair values of certain assets of the Company and the capital structure of the CT Group has been adjusted to reflect the outstanding capital structure of the surviving legal entity. A final determination of required purchase accounting adjustments and of the fair value of the assets and liabilities of the Company has not been made as of the date of this Proxy
    Statement. In addition, certain purchase accounting adjustments have been made assuming a fair value of $5.74 per share for the Company's Common Stock. Actual adjustments will be made based on the market price of the Common Stock immediately prior to Closing.
    Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial information are preliminary and have been made solely for purposes of developing such pro forma financial information to comply with disclosure requirements of the SEC. The Company will undertake a study to determine the fair value of its assets and liabilities and will make appropriate purchase accounting adjustments upon completion of that study.


          The pro forma condensed consolidated financial statements are derived from the historical financial statements of the Company and the CT Group which are included elsewhere
    in this Proxy Statement.    The pro forma condensed
consolidated balance sheet  combines the
    Company's October 31, 1993 balance sheet with the CT Group's September 30, 1993 balance
    sheet.   The pro forma condensed consolidated statements of
operations combine the Company's
    historical statements of operations for the twelve months ended January 31, 1993 and the nine months ended October 31, 1993 with the CT Group's historical statements of operations for the fiscal year ended December 31, 1992 and the nine months ended September 30, 1993, respectively.


         The financial information relating to the CT Group contained in this Proxy Statement was provided to the Company by the CT Group in connection with the Acquisition for the preparation of this Proxy Statement and the Company has relied upon such financial information in the preparation of this Proxy Statement.

          The pro forma data is presented for informational purposes only and may not be indicative of the future results of operations or financial position of the Company or the
    CT Group, or what the results of operations or financial position of the Company would have been if the Acquisition and Redemption had occurred on the dates set forth.

          These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company and the CT Group included elsewhere herein. See "Index to Financial Statements."

                                       Burnup & Sims/CT Group
                                   Pro Forma Financial Statements
                           Unaudited Consolidated Condensed
Balance Sheet
                                           (In thousands)


                                        CT        Burnup     ^
Pro Forma          ^ Combined
                                       Group      & Sims     ^
Adjust's           ^ Pro Forma

                 ASSETS

      Current Assets
        Cash                           $14,163    $  6,853
($4,580)   (1)      $ 16,436
        Receivables                      7,811      19,300
    0               27,111

        Other Current Assets               582      11,179
    0               11,761

             Total Current Assets       22,556      37,332
(4,580)              55,308

      Investment in NBC                             31,134
(18,918)   (2)        12,216
      Property - Net                     4,867      17,904
21,499    (3)        44,270
      Real Estate Investments                       12,514
12,402    (3)        24,916
      Goodwill                                       3,209
(3,209)    (3)             0
      Other Assets                          76       1,300
(102)    (3)         1,274


                                       $27,499    $103,393
$ 7,092             $137,984

         LIABILITIES AND EQUITY
      Current Liabilities
        Current Portion of Debt           $597      $4,006
$1,000   (1)       $ 5,603

        Accounts Payable and             5,286      12,749
 1,900   (4)        19,935
           Accrued Expenses
        Other Current Liabilities        1,320       6,357
 (390)   (5)         7,287

            Total Current                7,203      23,112
 2,510              32,825
      Liabilities

      Other Liabilities                     18      13,622
13,128   (6)        26,768

      Long-Term Debt                     1,075      32,085
 2,000   (1)        35,160
       Shareholders' Equity

        Common Stock                         6       1,602
(1,047)   (7)         1,586

 1,025   (8)

        Capital Surplus                     42      72,860
(73,429)   (9)        41,645

30,933   (8)

11,239  (10)
        Retained Earnings               19,169      34,252
(34,252)  (11)             0

(7,930)  (12)

(11,239)  (10)
        Treasury Stock                             (74,140)
74,154  (13)             0
                                           (14)

            Total Shareholders'         19,203      34,574
(10,546)              43,231
      Equity
                                       $27,499     $103,393
$ 7,092            $137,984



          See Notes to  Pro Forma Financial Statements.

                                       Burnup & Sims/CT Group
                                   Pro Forma Financial Statements
                      Unaudited Consolidated Condensed Statement of Operations
                                           Twelve Months
                        (Dollar amounts in thousands except per
share data)



                                        CT              Burnup
Pro Forma          Combined
                                      Group             & Sims
Adjust's         Pro Forma



     Revenues                         $34,136          $143,990
$       0          $178,126
     Costs and Expenses
       Cost of Sales                   22,163           126,233
       0           148,396
       General and Administrative       2,937            17,075
       0            20,012
       Depreciation and                   371             6,600
    (207)  (14)      6,764
     Amortization
       Interest Expense                    35             4,718
     240   (15)      4,993
       Other - Net                        350            (5,906)
   2,681   (16)     (2,875)
           Total Costs and             25,856           148,720
   2,714           177,290
     Expenses
     Income (Loss) Before Income        8,280            (4,730)
  (2,714)              836
         Taxes

     Provision (Credit) for             3,229   (17)     (1,738)
 (1,180)   (18)         311
       Income Taxes
     Earnings (Loss)
       from Continuing Operations    $  5,051            ($2,992)
 ($1,534)          $    525

     Earnings (Loss) per Share
       from Continuing Operations    $  4,592             ($0.34)
                   $   0.03

     Average Shares Outstanding             1              8,768
   7,095   (19)      15,864
         (000's)

     See Notes to Pro Forma Financial Statements.

                                       Burnup & Sims/CT Group
                                   Pro Forma Financial Statements
                      Unaudited Consolidated Condensed Statement of Operations
                                            Nine Months
                        (Dollar amounts in thousands except per
share data)





                                       CT               Burnup
Pro Forma         Combined
                                     Group             & Sims
Adjust's          Pro Forma

    Revenues                         $37,034           $106,381
$      0           $143,415

    ^ Costs and Expenses
      Cost of Sales                    23,730            97,991
       0            121,721
      General and Administrative        4,075            14,695
       0             18,770
      Depreciation and                    553             4,013
    (53)              4,513
    Amortization
          (14)
      Interest Expense                    115             3,108
     180  (15)        3,403
      Other - Net                       1,129           (4,045)
   2,011  (16)         (905)
          Total Costs and Expenses     29,602           115,762
  2,138             147,502
    Income (Loss) Before Income         7,432           (9,381)
 (2,138)             (4,087)
       Taxes
    Provision (Credit) for              2,898  (17)     (2,673)
   (885)  (18)         (660)
      Income Taxes
    Earnings (Loss)
     ^ from Continuing Operations      $4,534           ($6,708)
$ (1,253)            ($3,427)
    Earnings (Loss) per Share

      from Continuing Operations       $4,122           ($0.77)
                    ($ 0.22)
    Average Shares Outstanding              1             8,768
  7,095   (19)       15,864
    (000's)


                See Notes to Pro Forma Financial Statements.

                                       Burnup & Sims/CT Group
                              Notes to Pro Forma Financial
Statements


    Balance Sheet:


          (1)   CT Group dividend to  be paid prior  to Closing,
including  notes payable of  $3
                million, payable in semi-annual installments of $500,000.


          (2) Exchange of Subordinated Debenture in the face amount of $17,500,000 (book value of  $17,291,000) and  $592,000 reduction  of
Other  Indebtedness for  3,153,847
                shares of Common Stock ($17,883,000), net of the allocation of the excess of estimated fair value over the purchase price ($1,035,000). (See (3) below).


          (3) Adjust Company's net assets to estimated fair value, net of the excess of fair value over the purchase price as follows (in thousands):


                             Company's equity at October 31,
1993        $34,574
                             Bonus service pool and other costs,
net of tax (685)
                             Adjustment of net assets to fair
value
                                  Property, net
       $24,838
                                  Real estate investments
        14,513
                                  Goodwill
       (3,209)
                                  Deferred taxes related to
property and
                                    real estate adjustments
      (15,347)
                                  Net asset step up in basis
        20,795
                             Redemption of 3,153,847 shares of
Common Stock(17,958)


                             Estimated fair value of Company's
net assets  36,726

                             Purchase Price
                                  Value of Common Stock (See (8)
below)   $32,208
                                  Estimated CT Group transaction
costs        500


                                  Total purchase price
        32,708


                             Excess of estimated fair value over
                                   purchase price
        $4,018


                             Allocation of excess of estimated
fair value over purchase price:
                                  Investment in NBC
        $1,035
                                  Property, net
         3,339
                                  Real estate investments
         2,111
                                  Other assets
           102
                                  Deferred taxes related to above
adjustments(2,569)


                                  Total
        $4,018




          (4)   Estimated transaction  costs of  $900,000
including CT Group  costs of  $500,000
                included in  the purchase  price, and
establishment of  Company's bonus  service
                pool of $1,000,000.


          (5) Current tax benefit of deductible transaction costs incurred by the Company.


          (6)   Deferred taxes relating to step up in basis
($12,778,000) and estimated deferred
                tax liability of CT Group upon termination of Subchapter S status ($350,000).

          (7)   Eliminate  par values  of CT Group common  stock
($6,000)  the Company's retired
                treasury stock ($726,000) and the shares redeemed from NBC ($315,000).


          (8)   Record issuance  of 10,250,000  shares of  Common
Stock,  based on  the value of
                5,614,492 shares of Common Stock to be outstanding after the Redemption, assuming a market price of $5.74 per share at Closing as follows (in thousands):


                      Value of  equity of the Company  (5,614,492
x $5.74)         $32,208
                      Par value of shares issued (10,250,000 x
$.10)                (1,025)
                      Estimated transaction costs related to
Common Stock issued      (250)


                      Credit to capital surplus
   $30,933


          (9) Adjust capital surplus for retirement of Company's treasury stock ($73,414,000), retirement  of  shares  redeemed  from  NBC
($17,643,000,  including  estimated
                transaction costs of $75,000) and elimination of the resulting negative capital surplus ($18,197,000); elimination of CT Group treasury stock ($14,000); and
                adjustment to reflect par values of Common Stock outstanding subsequent to
                Closing ($555,000).


          (10) Reclassify undistributed earnings of CT Group upon termination of Subchapter S status at date of Closing.


          (11)  Record  Company's  bonus  service  pool,  net of
tax  ($610,000)  and estimated
                transaction  costs   ($325,000),  and  eliminate
resulting  retained  earnings
                ($33,317,000).


          (12) Record CT Group dividend to be paid prior to Closing ($7,580,000) and estimated deferred tax liability of CT Group upon termination of Subchapter S status
                ($350,000).

          (13) Record retirement of Company's and CT Group's treasury stock.


    Statement of Operations:


          (14) Elimination of Company's historical goodwill amortization, net of adjustment for additional depreciation assuming an average life of 20 years for depreciable tangible assets (primarily buildings).


          (15) Increase in interest expense for notes payable issued in connection with CT
                Group dividend.


          (16) Decrease in interest income for reduction of Subordinated Debenture and Other
                Indebtedness, and decrease in cash.


          (17) Pro forma CT Group tax provision, assuming 39% overall rate.



          (18)  Tax benefit of pro forma adjustments.


          (19) Shares of Common Stock issued (10,250,000) net of shares redeemed from NBC
                (3,153,847) and CT Group shares eliminated
(1,100).

                             CT AND CTF'S MANAGEMENT'S DISCUSSION
AND
                      ANALYSIS OF FINANCIAL CONDITION AND RESULTS
OF OPERATION


          Management's discussion and analysis of financial condition and results of operations should be read in conjunction with the selected financial data and financial statements and notes to financial statements included elsewhere herein.


          Results of Operations


          Nine months ended September 30, 1993 compared to September 30, 1992.


          Results of operations for the nine months ended September 30, 1993, reflect the continued growth  of  the companies'  revenue base.
Revenues for  the  nine months  ended
    September 30, 1993, were $37,034,193 compared to $17,324,936 for the nine months ended
    September 30, 1992.   This increase  resulted primarily from
an increase in  the companies'
    customer base and in the volume of work from Southern Bell arising in connection with the rebuilding necessitated by Hurricane Andrew, the expansion of outside plant systems approved under Southern Bell's increased Master Budget Plan and the growth in private sector telecommunication projects. The revenues generated by the Southern Bell work constitutes substantially all of the increase in total combined revenues of CT and CTF. Accordingly, the loss of all or a significant portion of work from Southern Bell could have a material adverse impact on the Company's results of operations.


          Cost of revenues increased from $11,822,810 in the prior year's period to $24,213,091 for the nine months ended September 30, 1993, and was 34% as a percentage of revenues as of
    September 30, 1993, and 31% as a percentage of revenues as of September 30, 1992.
    Consequently, the increase in gross profit from $5,502,126 in the prior year's period to
    $12,821,102 for the nine months ended September 30, 1993 was due primarily to an increase in revenues without a commensurate increase in fixed costs.

          General and administrative expenses for the period increased by $3,112,193 from
    $1,033,105 in the prior year's period to $4,145,298 due primarily to increases in certain personnel costs related to the companies performance.


          Depreciation  (included  in  Cost  of  Contract
Revenue)  increased  by  $276,628 from
    $276,867 in the prior year's period to $553,495 primarily as a result of the acquisition of construction equipment and vehicles required to support the volume increase.


          Net income for the period in the amount of $7,431,869 includes a loss of approximately
    $1,392,852 from the OCT Joint Venture (described below).


          Fiscal Year Ended December 31, 1992, Compared to Fiscal
Year Ended December 31, 1991.


          Revenues for the fiscal year ended December 31, 1992 were $34,135,788 compared to
    $31,588,228 for the preceding fiscal year. The increase resulted primarily from an increase in the  volume of  business  from  existing customers.
Cost  of revenues  decreased  from
    $23,328,758 for the prior fiscal year to $22,460,792, primarily as a result of overall improvements in operational efficiency.


          Gross profit increased from $8,259,470 in the prior fiscal year to $11,674,996 and, as a percentage of revenues increased from 26% to 34% primarily due to the successful completion of certain construction and telecommunications projects.


          General and administrative expenses increased from $2,795,528 in the prior fiscal year to $3,012,651 primarily as a result of an increase in the variable costs associated with increased revenues, but remained constant as a percentage of revenues (9%).


          Other income in fiscal year 1992 increased from $283,238 in the prior fiscal year to
    $382,800 due primarily to a gain on sale of assets of approximately $85,000 and interest income of approximately $200,000.

          In fiscal year 1992, as a result of non-payment of certain change orders disputed by
    Dade County in the aggregate amount of approximately $9,500,000 with respect to the
    Metro-Mover and landfill project, the OCT Joint Venture incurred a loss. CT's portion of such loss was $372,972 representing its twenty percent (20%) interest in the OCT Joint
    Venture. The OCT Joint Venture is contesting Dade County's position with respect to the change orders. In October 1993, the claims relating to the landfill project were settled.
    The claims relating to the Metro-Mover project currently remain unresolved.


          Net  income for  the period  increased from  $5,300,689
to  $8,279,555 primarily  as a
    result of improved gross profit.


          Also in fiscal year 1992, CTF negotiated a settlement of certain outstanding litigation.  In accordance with  the terms of the settlement
CTF paid $350,000, which amount
    is reflected as an expense.


          Fiscal Year Ended December 31, 1991, Compared to Fiscal
Year Ended December 31, 1990.


          Revenues for the year ended December 31, 1991 were $31,588,228 compared to $18,639,593 for the fiscal year ended December 31, 1990. The increase reflects revenues recognized in consolidation by the 9001 Joint Venture in connection with construction of the detention
    facility.    Cost  of  revenues increased  from  $11,820,932
in  the prior  fiscal  year to
    $23,328,758 and, as a percentage of revenues, increased from 63% to 74% primarily as a result of the increased variable costs associated with the detention facility project.


          Gross profit for the period increased from $6,818,661 in the prior fiscal year to
    $8,259,470. The increase is the result primarily of the increase in revenues recognized by the 9001 Joint Venture.

          General and administrative expenses for the period increased from $2,375,315 in the prior fiscal year to $2,795,528 primarily as a result of increased variable costs associated with higher revenues.


          In fiscal year 1991, other income decreased from $349,915 in the prior fiscal year to
    $283,238 due primarily to a decrease in interest income.


          Net income for the period in the amount of $5,300,689 includes income of $179,051 from the OCT Joint Venture and a loss of $625,542 incurred in connection with the 9001 Joint
    Venture.


          Liquidity and Capital Resources


          Liquidity and capital resources increased in the nine months ended September 30, 1993 relative to the fiscal year ended December 31, 1992.


          Total  assets  increased from  $24,431,977  at December
31,  1992  to $27,499,394  at
    September 30, 1993 or 20%. This growth in total assets resulted primarily from an increase in cash and cash equivalents from $10,190,412 at December 31, 1992 to $14,163,536 at
    September 30, 1993. The increase in cash and cash equivalents is attributable primarily to the retention of earnings generated from operating profits.


          Prior to the Closing of the Acquisition, the CT Group shall declare and pay dividends
    in the  aggregate amount  of $11,500,000.   Such  dividends
will  be paid as  follows:   (i)
    $8,500,000 shall be paid in cash to the stockholders of CT and CTF (of which approximately
    $3,920,000 had  been paid as of  September 30,  1993), and
(ii) $3,000,000  will be paid  by
    issuance of a  promissory note by  the CT Group.   The note
will  be payable in  semi-annual
    equal principal payments of $500,000 bearing interest at the prime rate plus two percent but in no event less than 8% per annum. See Note 7 to the Unaudited Financial Statements for the CT Group.

          Working capital  increased from  $13,751,962 at
December 31, 1992  to $15,353,567  at
    September 30, 1993.   This increase  resulted primarily from
an increase  in current assets.
    The current ratio of assets to liabilities approximated 3 to 1 for both periods presented.


          CT and CTF each are privately-held companies and, consequently, there is no public market for their capital stock.


          The companies' principal sources of liquidity were internally generated cash, and, to a lesser extent, trade financing.


          In April 1993, CTF obtained an unsecured line of credit for its general working capital  needs which  currently provides  for borrowings of
up  to $2,000,000.   Interest on
    borrowings  under the  line of  credit is at  the prime
interest rate.   No  borrowings are
    currently  outstanding  under the  line.   Following
consummation of  the  Acquisition, the
    Company  intends to explore various financing  alternatives
available to it.   Management of
    the CT Group has held preliminary discussions with various lenders and other third party financing sources with respect to the working capital needs of the Company following
    consummation of Acquisition.   There can be no assurances
that following consummation of the
    Acquisition that the Company will be able to obtain a line of credit on terms acceptable to
    it.


          CTF believes that there are no known material trend variances with respect to its capital resources. Management expects to meet its future working capital needs as it has in the past, primarily through cash flow from operations.


          To the extent that additional sources of capital are required, funding is anticipated to be available via bank lines of credit or term financing.

                          OUTSTANDING VOTING SECURITIES AND
VOTING RIGHTS


          The Board of Directors has set the close of business on ____________, 1994 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, there were _____________
    shares of Common Stock issued and outstanding, all of which are entitled to be voted at the
    Meeting.   Each share of  Common Stock is entitled to  one
vote on each  matter submitted to
    stockholders for approval  at the Meeting.   Stockholders do
not have  the right to cumulate
    their votes for directors.


          The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum.
    The Class II director will be elected by a plurality of the votes cast by the shares of
    Common Stock represented in person or by proxy at the Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the
    Meeting will be required for approval of the Acquisition Agreement and the affirmative votes of  the holders of a majority of the outstanding Common
Stock will be required for approval
    of each of the amendments to the Certificate. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Meeting will be required for approval of the Company's 1994 Stock Option Plan for Non-Employee Directors
    and the Company's 1994 Stock Incentive Plan. The proposed amendments to the Certificate and the adoption of the 1994 Stock Option Plan for Non-Employee Directors and the 1994 Stock
    Incentive Plan are contingent upon the consummation of the Acquisition and, as such, will not be effected unless the terms of the Acquisition Agreement are approved at the Meeting.
    Any other matter that may be submitted to a vote of the stockholders will be approved if a majority of the shares of Common Stock represented in person or by proxy at the Meeting vote in favor of the matter. The Board of Directors does not know of any matter, except those enumerated in this Proxy Statement, that will be submitted to a vote of the stockholders at the Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Meeting, a majority of the shares so represented may adjourn the Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before the adjournment is taken.

          The Company's directors and named executive officers are the record owners of 296,877 shares, representing approximately 3.3% of the outstanding Common Stock and have indicated
    that they intend to vote their shares in favor of the reelection of Samuel C. Hathorn, Jr.
    to the Board Directors, the approval of the terms of the Acquisition Agreement, the approval of each of the proposed amendments to the Certificate, [the 1994 Stock Option Plan for
    Non-Employee  Directors and  the 1994  Incentive Stock
Plan.]   See "VOTING  SECURITIES AND
    PRINCIPAL HOLDERS THEREOF."


          Prior to the Meeting, the Company will select one or more inspectors of election for
    the  meeting.   Such  inspector(s) shall  determine  the
number  of shares  of  Common Stock
    represented at the Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes to determine the results
    thereof.   Abstentions will  be considered  as shares
present and  entitled to  vote at the
    Meeting and will be counted as votes cast at the Meeting, but will not be counted as votes cast for or against any given matter.


          A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares  with respect to all matters
addressed  at the Meeting.   Any such
    shares which are not represented at the Meeting either in person or by proxy will not be considered as shares present at the Meeting, and will not be considered to have cast votes on any matters addressed at the Meeting.



                          VOTING SECURITIES AND PRINCIPAL HOLDERS
THEREOF


          The following tables set forth, as of the Record Date, information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) the
    Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose total annual salary and bonus for Fiscal 1993 was
    $100,000 or more, (iii) each director of the  Company, and
(iv) all directors and  executive
    officers of the  Company as a group.   The Company is not
aware of any beneficial  owner of
    more than five percent of the outstanding Common Stock other than as set forth in the following table.


    Security Ownership of Certain Beneficial Owners



Percentage of   Percentage of

Class  Prior to   Class After
            Name of            Title      Amount and Nature of
Acquisition     Acquisition
        Beneficial Owner      of Class   Beneficial Ownership(1)
and Redemption  and Redemption


    Nick A. Caporella         Common          3,540,565(2)
     40.4%            2.4%
    One North University Drive
    Fort Lauderdale, FL 33324

    National Beverage Corp.   Common           3,153,847
    36.0%             -0-
    One North University Drive

    Fort Lauderdale, FL 33324

    Estate of Riley V. Sims(3) Common             673,743
      7.7%            4.2%
    2000 Presidential Way

    West Palm Beach, FL 33401

    Security Ownership of Management



Percentage of     Percentage of

Class  Prior to     Class After
      Name and Address      Title      Amount and Nature of
Acquisition      Acquisition
     of Beneficial Owner   of Class   Beneficial Ownership(1)
and Redemption   and Redemption

    Samuel C. Hathorn, Jr. Common           5,200(4)
    *                  *

    Cecil D. Conlee        Common            2,000
   *                  *

    Leo J. Hussey(5)        Common            2,049
    *                  *

    William A. Morse       Common
   *                  *

    George R. Bracken(5)    Common              505
    *                  *

    Gerald W. Hartman(5)    Common              -0-
   -0-                -0-

    All executive officers and
    directors as a group
    (nine persons)         Common        3,450,724
39.4%               1.9%

    ________________________________

    *     Less than 1%.


     (1) Unless otherwise indicated, each person has sole voting and investment power with respect to such shares.


    (2) Includes (i) 3,153,847 shares owned by NBC (Mr. Caporella is the general partner of
          IBS Partners, Ltd., an entity which beneficially owns 74.7% of the outstanding capital stock of NBC), (ii) options to purchase 100,000 shares at an exercise price at the time of grant equal to $2.00 per share (which exercise price decreases to the extent of a corresponding increase in the market price of the Common Stock in excess of $2.00 as reported on NASDAQ) and (iii) 12,500 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.


    (3)    Mr. Sims passed away on the 13th day of January 1993.


    (4)    Includes 200 shares  held by the  children of  Mr.
Hathorn,  as to  which Mr.  Hathorn
          disclaims beneficial ownership.


    (5) In July 1993, Messrs. Hussey, Bracken and Hartman were issued options to purchase
          40,000, 4,500 and 25,000 shares of Common Stock, respectively under the Company's then existing stock option plan and all options previously held by them were canceled. See
          "EXECUTIVE COMPENSATION - Aggregate  Fiscal Year-End
Stock Option  Value Table."   The
          exercise price of such options at the time of grant was $2.00 per share (which exercise price decreases to the extent of a
corresponding increase in the market price
          of the Common Stock in excess of $2.00 as reported on NASDAQ) and the options are scheduled to vest at various times. The Acquisition Agreement provides that all of these options will become immediately exercisable if such employee's employment with the Company is terminated under certain circumstances during the twelve month period
          after October  15, 1993.   The  foregoing table  does
not  reflect ownership  of these
          options. All options held by Mr. Caporella are currently exercisable. See "PROPOSAL
          TO APPROVE ACQUISITION AGREEMENT WITH CHURCH & TOWER, INC. AND CHURCH & TOWER OF
          FLORIDA, INC. - Certain Effects of the Acquisition -- Outstanding Stock Options."



    Compliance with Section 16(a) of the Securities Exchange Act of 1934


          Section 16(a) of the Securities  Exchange Act of 1934
requires the Company's directors
    and executive officers, and persons who own more than ten
percent  of the outstanding Common
    Stock, to file with the SEC initial reports of ownership and reports of changes in ownership
    of Common Stock.   Such persons are required  by SEC
regulation to furnish  the Company with
    copies of all such reports they file.


          To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.

    INDEX TO FINANCIAL STATEMENTS


    CHURCH & TOWER GROUP



                         PAGE

    Independent Auditors' Report
                         F-2*

    Consolidated Financial Statements:

      Combined Balance Sheets as of December 31, 1992 and 1991
                         F-3

      Combined Statements of Income and Retained Earnings
        for the Years Ended December 31, 1992, 1991 and 1990
                         F-4

      Combined Statements of Cash Flows
        for the Years Ended December 31, 1992, 1991 and 1990
                         F-5

      Notes to Consolidated Financial Statements
                         F-6

      Combined Balance Sheets as of September 30, 1993
(Unaudited)                         F-12

      Combined Statements of Income and Retained Earnings for the Nine Months Ended September 30, 1993 and
        1992 (Unaudited)
                        F-13

      Combined Statements of Cash Flows for the Nine
        Months Ended September 30, 1993 and 1992 (Unaudited)
                        F-14

      Notes to Consolidated Financial Statements
        September 30, 1993 (Unaudited)
                        F-15

                                    INDEPENDENT AUDITORS' REPORT


    To the Stockholders
    Church & Tower Group
    Miami, Florida


          We have audited the combined balance sheets of Church & Tower Group (the "Group"), as of December 31, 1992 and 1991, and the related combined statements of income and retained earnings, and of cash flows for each of the three years ended December 31, 1992. These financial statements are  the responsibility of the Group's
management.   Our responsibility
    is to express an opinion on these financial statements based on our audits.


          We did not audit the financial statements of 9001 Joint Venture, a partnership that is majority-owned by a company in the Group, which statements reflect total assets of
    $3,064,573 and $2,737,787 as of December 31, 1992 and 1991,
respectively, and total revenues
    of $8,240,290, $14,495,378  and $463,079 for the three years ended December 31, 1992.  Those
    statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for 9001 Joint Venture, is based solely on the report of the other auditors.


          We conducted our audits in accordance with generally accepted auditing standards.
    Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes
    examining,  on  a  test basis,    evidence supporting  the
amounts  and  disclosures  in the
    financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial
    statement  presentation.   We  believe that  our audits  and
the  reports of  other auditors
    provide a reasonable basis for our opinion.


          In our opinion, based on our audits and the reports of other auditors, the combined financial statements referred to above present fairly, in all material respects, the financial position of Church & Tower Group as of December 31, 1992 and 1991, and the results of their operations and their cash flows for each of the three years ended December 31, 1992 in conformity with generally accepted accounting principles.


                                  VICIANA & SCHAFFER


                                  CERTIFIED PUBLIC ACCOUNTANTS





    Coral Gables, Florida
    June 15, 1993 (except for Note 7, as to
        which the date is January 10, 1994)

          The financial information relating to the CT Group contained in this Proxy Statement was provided to the Company by the CT Group in connection with the Acquisition for the preparation of this Proxy Statement and the Company has relied upon such financial information in the preparation of this Proxy Statement.


                           Required Historical Financials for CT
and CTF


                                        CHURCH & TOWER GROUP

                                      COMBINED BALANCE SHEETS


      December 31,


   1992          1991
     Assets

     Current Assets
      Cash and cash equivalents
$10,190,412    $ 5,610,961
      Accounts receivable
 6,091,821      1,538,800
      Contract receivable from Metro-Dade County
 2,542,833      1,784,188
      Balance due from commercial bank on a

        promissory note
   989,271            -
      Other receivables and current assets
   821,643         86,272

         Total Current Assets
20,635,980      9,020,221
     Investment in joint ventures
     5,000        262,727
     Property and equipment, net
 3,655,855      2,406,117
     Other non-current assets
   135,142         44,105

         Total Assets
$24,431,977    $11,733,170
     Liabilities and Stockholders' Equity

     Current Liabilities
      Accounts payable and accrued expenses
$ 4,097,885    $ 1,447,476
      Billings in excess of costs and estimated earnings
        on uncompleted contracts with Metro-Dade County
 1,527,012        242,917
      Current maturities of long-term notes payable
   696,387          8,804
      Other current liabilities
   346,962        167,338
      Deficit in joint venture's capital account
   215,772            -

         Total Current Liabilities
 6,884,018      1,866,535
     Minority interest in consolidated joint venture
    17,751         59,496
     Notes payable
 1,839,770         33,379
     Due to The Mas Group, Inc., a related entity
       -          337,743

         Total Liabilities
 8,741,539      2,297,153

     Stockholders' Equity
      Common stock
     6,000          5,400
      Additional paid-in capital
    42,000         42,000
      Treasury stock
   (14,169)       (14,169)
      Retained earnings
15,656,607      9,402,786
         Total Stockholders' Equity
15,690,438      9,436,017

         Total Liabilities and Stockholders' Equity
$24,431,977    $11,733,170


        The accompanying notes are an integral part of these financial statements.

                                        CHURCH & TOWER GROUP

                        COMBINED STATEMENTS OF INCOME AND
RETAINED EARNINGS


                                                          Years
Ended December 31,

                                                    1992
1991            1990
     Contract Revenue                           $34,135,788
$31,588,228      $18,639,593

     Cost of Contract Revenue                    22,460,792
23,328,758       11,820,932

     Gross Profit                                11,674,996
8,259,470        6,818,661
     General and Administrative expenses          3,012,651
2,795,528        2,375,315

     Income from operations                       8,662,345
5,463,942        4,443,346
     Income (loss) from joint ventures             (372,972)
179,051              -

     Other income                                   382,800
283,238          349,915

     Settlement of litigation                      (350,000)
    -                -
     Income before minority interest              8,322,173
5,926,231        4,793,261

     Minority interest in net income of             (42,618)
(625,542)         (36,530)
     consolidated joint venture
     Net income                                   8,279,555
5,300,689        4,756,731

     Retained earnings at beginning of year       9,402,786
7,262,852        6,094,184

     Less:
      Distributions to stockholders               2,025,134
3,160,755        3,588,063
      Additional stock issued upon merger of
        CCI and CT                                      600
    -                -
     Retained earnings at end of year           $15,656,607    $
9,402,786      $ 7,262,852

        The accompanying notes are an integral part of these financial statements.


                                                        CHURCH &
TOWER GROUP

                                                  COMBINED
STATEMENTS OF CASH FLOWS




Years Ended December 31,
                                                          1992
     1991         1990
     Cash flows from operating activities:
      Net Income                                    $ 8,279,555
$ 5,300,689   $ 4,756,731
      Adjustments to reconcile net income to net
      cash provided by operating activities:
        Depreciation and amortization                   371,488
  359,236       281,098
        (Increase) decrease in accounts receivable   (4,553,021)
  994,082      (961,462)
        (Increase) in contract receivable from         (758,645)
(1,423,863)     (360,352)
        Metro-Dade County
        (Increase) decrease in other assets            (550,032)
  111,775        14,996
        Decrease in net value of equipment                2,772
   27,774           -
         Increase (decrease) in accounts payable and  2,618,009
  667,310      (100,759)
        accrued expenses
        Increase (decrease) in other current            111,747
 (167,472)       23,313
        liabilities
        Minority Interest in net Income                  42,618
  625,542        36,530
        Acquisition of minority partner interest        (84,363)
      -             -
        Increase (decrease) in joint venture capital    621,077
 (155,000)      155,000
        account
        Increase in billings in excess of costs and
        estimated earnings on uncompleted contracts   1,284,095
   56,109       186,808
        The net of various minor amounts                (23,194)
       -             -





F-8

     Net cash provided by operating activities        7,362,106
6,396,182     4,031,903

     Cash flows from Investing activities:
      Paid in capital                                        -
       -            300
      Cash Inflow from principal received on                 -
       -         24,000
      mortgage
      Return of Investment in unconsolidated venture     48,000
       -             -
      Investment in unconsolidated venture             (190,578)
       -             -
      Investment in joint venture                        (5,000)
       -             -
      Investment in note receivable                     (50,000)
       -             -
      Deposit on equipment                             (168,000)
       -             -
      Purchase of equipment                          (1,574,636)
 (355,062)     (342,773)

     Net cash used in investing activities           (1,940,214)
 (355,062)     (318,473)

     Cash flows from financing activities:
      Loan to related entity                                 -
       -       (229,525)
      Proceeds received from notes payable            1,700,000
       -             -
       Payments received from related company            47,246
       -             -
      Principal payments on notes payable              (201,751)
  (14,728)     (227,818)
      Insurance proceeds for repairs of hurricane        50,000
       -             -
      damages
      Repairs of hurricane damages                      (17,038)
       -             -
      Expenses paid for related company                 (61,154)
       -             -
      Distributions to stockholders                  (2,025,134)
(3,160,755)   (3,588,063)
      Distributions to partners of consolidated              -
 (602,549)           -
      joint venture
      Payment to The Mas Group, Inc.                   (334,610)
       -             -

     Net cash used in financing activities             (842,441)
(3,778,032)   (4,045,406)

     Net increase (decrease) in cash and cash         4,579,451
2,263,088      (331,976)
     equivalents

     Cash and cash equivalents at beginning of year   5,610,961
3,347,873     3,679,849




F-9

     Cash and cash equivalents at end of year       $10,190,412
$ 5,610,961   $ 3,347,873

     Supplemental Disclosure of Cash Flow

     Information:                                   $    33,525
$     4,496   $        -
      Cash paid for Interest



          The accompanying notes are an integral part of these financial statements.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991



    NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING
POLICIES:


    Church & Tower Group (the "Group") represents the combination of two Florida Corporations
    (three at December  31, 1991), Church & Tower  of Florida,
Inc. ("CT Florida") and  Church &
    Tower, Inc. (CT), which are owned by members of the Mas family.


    CT Florida is engaged in the construction and maintenance of outside plant for utility companies servicing the geographical areas of Dade County and Broward County's southeast area.


    CT Florida holds three Master Contracts with the telephone company (Southern Bell), its principal client, which will expire at various times through 1996, and provide for CT
    Florida to receive price increases based on the annual increment in the Consumer Price
    Index.   CT Florida  also provides  services under individual
contracts  with the  telephone
    company in Dade and Broward Counties which are not covered by the aforementioned contracts, and is subcontracted by Miami-Dade Water & Sewer to do paving and sidewalk repairs. Total revenues and accounts receivable recognized from Southern Bell and Miami-Dade Water & Sewer were approximately as follows:


    December 31                        December 31
December 31

     1990                                 1992
 1991


    Southern Bell:

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991




      Revenues for the year ended       $22.3 million
$15.7 million              $15.7 million
      Accounts receivable                 5.7 million
1.4 million                2.1 million

    Miami-Dade Water & Sewer:
      Revenues for the year ended         1.9 million
1.1 million               1.8 million
      Accounts receivable                 108,000
19,000                    209,000


    CT was incorporated in 1990 under the laws of the State of Florida to engage in construction contracts.


    In 1990, CT, together with another construction contractor, formed a partnership known as
    "9001 Joint Venture" for the purpose of constructing a detention center for the Metro-Dade
    County government.   From  its initial 60%  interest in  the
partnership,  CT increased  its
    participation to 89.8% for 1991 and  to 99.7% for 1992.
Total revenues recognized with  the
    Metro-Dade County government were approximately $9.6 million, $14.5 million and $0.5 million for the years ended December 31, 1992, 1991 and 1990, respectively.


    CT is also in partnership, since September of 1990, with an international construction contractor in a venture known as "OCT Joint Venture." In this venture, CT has had a 20%
    interest in the two governmental projects undertaken thus far: an extension to the Downtown
    Miami Metromover (98% complete as of December 31, 1992), and a landfill in the southern section of  Dade  County (39%  complete as  of the
aforementioned date).    The results  of
    operations of this venture are reported under the equity method of accounting.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991






    Effective June 1, 1992, CT merged its operations with those of Communication Contractors,
    Inc.  (CCI).    CCI,  which  was wholly  owned  by a  member
of  the  Mas  family, provided
    construction subcontractor services (manpower and equipment) to CT Florida during the year ended December 31, 1991 and for the  period from January 1,
1992 through May 31, 1992.   The
    business combination between CT and CCI was accounted for under the pooling-of-interests
    method.   The 100 common shares owned by the sole stockholder
of  CCI were exchanged for 700
    common shares of the surviving corporation (CT).


    Principles of Combination


    The combined financial statements include the accounts of CT
Florida, CT consolidated (which
    includes  the accounts of CT and of its majority owned
subsidiary, "9001 Joint Venture", and
    wherein all significant intercompany transactions and
balances have been eliminated) and CCI
    (as  applicable).    All  significant  intercompany
transactions  and  balances  have  been
    eliminated.


    Revenue and Cost Recognition


    CT Florida recognizes  revenues and related costs whenever specific work orders, as covered
    by the  Master Contracts,  are completed.   Indirect costs
and  administrative expenses  are
    charged to operations as incurred.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991




    Revenue from long-term construction contracts, as reported by CT's consolidated venture
    ("9001 Joint Venture") is recognized under the percentage-of-completion method. Under this method, the percentage of contract revenue to be recognized currently is computed as that percentage of estimated total revenue that incurred costs to date bear to estimated total costs, after giving effect to estimates of costs to complete based upon most recent information. General and administrative costs of the venture are expenses as incurred.


    Revenue Increase


    As a result of Southern Bell's rehabilitation program in South Florida in the aftermath of
    Hurricane Andrew, and CT Florida's ability to successfully bid on many new projects, revenue in 1992 increased approximately 32% over prior year's revenues.


    Income Taxes


    The companies in the Group (CT Florida, CT consolidated and CCI, until its merger with CT)
    have elected to be taxed under the Subchapter S provisions of the Internal Revenue Code, which provides that corporate earnings are to be included in the Federal Income Tax Returns
    of  the individual  stockholders.   Accordingly,  no
provision for  income taxes  has  been
    recorded in the accompanying combined statements of income.


    As further explained in Note 7, the stockholders of the Group have entered into an agreement under which the Group will be acquired by Burnup & Sims Inc., a publicly traded company. As a result of this acquisition, the Group will be taxed as a C corporation.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991





    In February 1992, the Financial Accounting Standards Board issued Statement of Financial
    Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes, effective for years
    beginning after  December 15, 1992.   The adoption of SFAS
109 by the Group  is expected to
    result in a deferred tax liability of approximately $350,000 due to the tax effect of temporary differences between the carrying amounts of assets for financial reporting purposes and the amounts used for income tax purposes.



    Cash and Cash Equivalents


    For the purpose of reporting cash flows, the Group has defined cash equivalents as those highly liquid investments purchased with an original maturity of three months or less.


    NOTE 2 - RELATED PARTY TRANSACTIONS


    The Group has rented and purchased construction  equipment from other entities related to it
    by common  management and control.   During the  years 1992,
1991 and  1990, these  related
    transactions amounted to $1,817,867, $1,102,197 and $472,305, respectively.


    NOTE 3 - BACKLOG

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991




    The backlog of  uncompleted contracts in progress for  the
"9001 Joint Venture"  at December
    31,  1992, 1991  and 1990  amounted  to approximately  $9
million,  $18.5 million  and $14.6
    million, respectively.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991





    NOTES 4 - NOTES PAYABLE


December 31,

                                                         1992
      1991
     CT is liable to a commercial bank on a 7.7%
     interest rate note, requiring monthly
     payments of principal of $41,667 plus
     accrued interest, beginning in February 1993
     and maturing in January 1997.  The face
     amount of the note is $2 million, of which
     $989,271 was received subsequent to December    $2,000,000
         -
     31, 1992. The note is collateralized with all receivables and equipment of CT.

     CT is also liable to a commercial bank on a
     note with interest at 0.5% over the prime
     rate (6.5% at December 31, 1992).  The note
     is payable in monthly payments of principal
     of $19,444 plus accrued interest beginning
     in May 1992 and maturing in April 1995.  The       502,778
         -
     note is collateralized with all receivables and equipment of CT.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991




     CT Florida is indebted to a financial
     institution on a 10% interest rate note
     payable, requiring monthly payments of $689,
     including interest.  The note is
     collateralized with a mortgage on the land,         33,379
     42,183
     building and improvements where the
     administrative offices are located.

                                                      2,536,157
     42,183

     Less: current portion                             (696,387)
      (8,804)

                                                     $1,839,770
 $   33,379

     Principal maturities for the following years are as follows:

                 1993                                  $696,387
                 1994                                   738,548
                 1995                                   541,872
                 1996                                   506,365
                 1997                                    48,696
                 1998                                     4,289
                                                     $2,536,157

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991





    NOTE 5 - PROPERTY AND EQUIPMENT


    Property and equipment are recorded at cost, and consist of:



                                                        December
31,
                                                   1992
   1991

     Land, buildings and improvements           $  682,489
 $  714,956
     Construction and excavation equipment       1,702,430
  1,604,870
      Trucks, automobiles and radio              2,412,003
    995,056
     equipment
     Tools and portable equipment                  147,707
    147,705
     Office furniture and equipment                457,471
    399,318
     Leasehold improvements                         60,847
     60,847

                                                 5,462,947
  3,922,752
     Less accumulated depreciation              (1,807,092)
 (1,516,635)
                                                $3,655,855
 $2,406,117


    Depreciation estimates for property and equipment (excluding land) were computed using the straight-line method, with useful lives of 10-31 years for buildings and improvements, 5 years for leasehold improvements, 7 years for trucks and automobiles, and 10 years for all other assets.

    CHURCH & TOWER GROUP
    NOTES TO COMBINED FINANCIAL STATEMENTS
    Years Ended December 31, 1992 and 1991




    NOTE 6 - CONTINGENCIES


    In connection with certain construction contracts entered into by affiliates through common ownership, the company has signed jointly and severally, together with other affiliates, certain agreements of indemnity (Agreements) in the aggregate amount of approximately
    $75,000,000, of which approximately $54,000,000 have been performed. The Agreements are to secure the affiliates' fulfillment of obligations and performance of the related contracts.


    Management believes that no losses will be sustained from these Agreements.


    NOTE 7 - SUBSEQUENT EVENTS


    On August 17, 1993 and December 27, 1993, the Group declared dividends of $3,900,000 and
    $7,600,000.   Of the  dividends declared, $8,500,000  has
been  paid in  cash and $3,000,000
    remains payable in the form of two promissory notes, payable in semi-annual principal payments commencing August 1, 1994 of $500,000, bearing interest at the prime rate plus 2%, but in any event not less than 8%.


    On October 15, 1993, the stockholders of the Group entered into an agreement, as amended, under which the Group will be acquired by Burnup & Sims Inc., a publicly traded company with business activities similar to the Group. As a result of the acquisition, the shareholders of the  Group will  obtain approximately  65% of  the
combined entity.   The acquisition  is
    subject to approval of, among other things, the shareholders of Burnup & Sims Inc.

    As a result of this acquisition, the Group will be taxed as a C corporation. Undistributed earnings at December 31, 1992, after giving effect to the above-mentioned dividends, amount to approximately $3,800,000.

                           Required Historical Financials for CT
and CTF

                                        CHURCH & TOWER GROUP
                                      COMBINED BALANCE SHEETS
                                      as of September 30, 1993
                                            (Unaudited)

     ASSETS

     CURRENT ASSETS

       Cash and Cash Equivalents
$14,163,536
       Accounts Receivable
5,300,855
       Contract Receivable from Metro-Dade County
2,510,009

       Other Receivables and Current Assets
582,040
           Total Current Assets
22,556,440

     Property and Equipment, net
4,866,810
     Other Non-Current Assets
76,144

           Total Assets
$27,499,394

     LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES

       Accounts Payable and Accrued Expenses            $
5,285,956
       Current Maturities of Long-Term Notes Payable
596,699
       Other Current Liabilities
311,594
       Deficit in Joint Venture's Capital Account
1,008,624

            Total Current Liabilities
7,202,873

     Minority Interest in Consolidated Joint Venture
18,399
     Notes Payable
1,075,593

            Total Liabilities
8,296,865

     STOCKHOLDERS' EQUITY
     Common Stock
6,000
     Additional Paid-in Capital
42,000
     Treasury Stock
(14,169)
     Retained Earnings
19,168,698

            Total Stockholders' Equity
19,202,529

        Total Liabilities and Stockholders' Equity
$27,499,394



             The accompanying notes are an integral part of these financial statements

                                        CHURCH & TOWER GROUP
                        COMBINED STATEMENTS OF INCOME AND
RETAINED EARNINGS
                                            (Unaudited)

                                                    Nine Months
Ended September 30,
                                                        1993
        1992

     Contract Revenue                                 $37,034,193
     $17,324,936
     Cost of Contract Revenue                          24,213,091
      11,822,810

        Gross Profit                                   12,821,102
       5,502,126

     General and Administrative Expenses                4,145,298
       1,033,105

        Income from Operations                          8,675,804
       4,469,021

     Income (Loss) from Joint Venture                 (1,392,852)
       (304,920)
     Other Income                                         153,331
         150,965

        Income Before Minority Interest                 7,436,283
       4,315,066

     Minority Interest in Net Income of
       Consolidated Joint Venture                         (4,414)
        (42,880)

     Net Income                                         7,431,869
       4,272,186

     Retained Earnings at Beginning of Period          15,656,607
       9,402,786

     Less:
       Distributions to Stockholders                    3,919,778
       1,055,213

     Retained Earnings at End of Period               $19,168,698
     $12,619,759

             The accompanying notes are an integral part of these financial statements.

                                        CHURCH & TOWER GROUP
                                  COMBINED STATEMENT OF CASH
FLOWS
                                            (Unaudited)
                                   Nine Months Ended September 30


     1993             1992

     Cash Flows from Operating Activities:
       Net Income
 $7,431,869      $4,272,186
       Adjustments to Reconcile Net Income to Net Cash
        Provided (Used) in Operating Activities:
          Depreciation
    553,495         276,867
          (Increase) Decrease in Accounts and Contracts
Receivable     823,790      (1,650,163)
          (Increase) Decrease in Other Receivables & Current
Assets    239,603        (199,073)
          (Increase) Decrease in Other Assets
     58,998          38,719
          Increase (Decrease) in Accounts Payable & Accrued
Expenses 1,188,071          (4,829)
          Increase (Decrease) in Billings in Excess of Costs
 (1,527,012)        678,770
          Increase (Decrease) in Other Current Liabilities
    (35,368)       (106,656)
          Minority Interest in Net Income
        648          42,882
          Deficit in Unconsolidated Venture
  1,392,852               0

      Net Cash Provided by Operating Activities
 10,126,946       3,348,703

     Cash Flows from Investing Activities:
          Investment in Joint Venture
5,000         209,712
          Investment in Unconsolidated Venture
(600,000)               0
          Purchase of Equipment
               53,088

(1,764,450)
     Net Cash Provided (Used) in Investing Activities
              262,800



(2,359,450)

     Cash Flows from Financing Activities:
          Debt Borrowings
989,271         257,238
          Debt Repayments
(863,865)              0
          Distributions to Stockholders
          (1,055,213)

(3,919,778)
     Net Cash Provided (Used) in Financing Activities
            (797,975)



(3,794,372)
     Net Increase in Cash & Cash Equivalents
3,973,124       2,813,528

      Cash & Equivalents - Beginning of period


10,190,412       5,610,961

     Cash & Equivalents - End of period
$14,163,536      $8,424,489





             The accompanying notes are an integral part of these financial statements.

    CHURCH & TOWER GROUP
    NOTES TO CONSOLIDATED
    FINANCIAL STATEMENTS
    September 30, 1993 (Unaudited)




    1.    General


          The accompanying combined financial statements for Church & Tower Group (the "Group")
          have been prepared in accordance with generally accepted accounting principles for interim financial information. They do not include all information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals)
          considered  necessary for  a fair  presentation have
been included.   The  results of
          operations are not necessarily indicative of results which might be expected for the entire fiscal year. The condensed consolidated financial statements should be read in conjunction with the combined financial statements and notes thereto for the year ended December 31, 1992.


    2.    Principles of Combination


          The combined financial statements include the accounts of Church & Tower of Florida,
          Inc. ("CT Florida") and Church & Tower, Inc. ("CT Consolidated") (which includes the accounts of CT and of its majority owned subsidiary, "9001 Joint Venture," and wherein all significant  intercompany transactions  and
balances have been  eliminated).   All
          significant  intercompany  transactions  and  balances
have  been  eliminated.    The
          financial statements of 9001 Joint Venture, a partnership that is majority-owned by a company in the Group reflect total assets of $3,064,573 as of September 30, 1993, and total revenues of $10,672,627 and $4,127,700 for the nine months ended September 30,
          1993 and 1992, respectively.

    3.    Income Taxes


          The companies in the Group have elected to be taxed under the Subchapter S provisions of the Internal Revenue Code, which provides that corporate earnings are to be
          included  in  the   Federal  Income  Tax  Returns  of
the   individual  stockholders.
          Accordingly, no provision for income taxes has been recorded in the accompanying combined statements of income.


    4.    Related Party Transactions


          The Group has rented and purchased  construction
equipment from other entities related
          to it by  common management and control.   During the
nine  months ended September 30,
          1993 and September 30, 1992 these related transactions amounted to $1,352,399 and
          $1,375,292 respectively.

    CHURCH & TOWER GROUP
    NOTES TO CONSOLIDATED
    FINANCIAL STATEMENTS
    September 30, 1993 (Unaudited)

    (Continued...)

    5.    Notes Payable



September 30, 1993


                        Note Due to Bank 7.7%
$1,672,292
                        Less:  Current portion
  596,699

                        Non-Current Notes Payable
$1,075,593




    6.  Property and equipment


        Property and equipment
        are recorded at cost, and
        consists of:



September 30, 1993

                     Land, Buildings and improvements
 $  682,489
                     Construction and excavation
  2,889,128
                     equipment
  2,816,437
                     Truck, automobiles and radio
    297,046
                     equipment
    481,450
                     Tools and portable equipment
     60,847
                     Office furniture and equipment
  7,227,397
                     Leasehold improvements




                     Less accumulated depreciation
 (2,360,587)
                     Property and equipment - Net
$ 4,866,810



          Depreciation expense amounted to $553,495 and $276,867 for the nine months ended
          September 30, 1993 and 1992, respectively.


    7.    Contingencies


          In connection with certain construction contracts entered into by affiliates through common ownership, the company has signed jointly and severally, together with other affiliates, certain agreements of indemnity
("Agreements") in the aggregate amount  of
          approximately $75,000,000, of which approximately $13,000,000 remains incomplete. The
          Agreements are to secure the affiliates' fulfillment of obligations and performance of the related contracts.


          Management believes that no losses will be sustained from these Agreements.



    8.    Subsequent Events

          On December 27, 1993,  the Group declared dividends  of
$7,600,000.  Of  the dividends
          declared, $4,600,000 has been paid in cash and $3,000,000 remains payable in the form of a promissory note, payable in semi-annual payments of $500,000, bearing interest a the prime rate plus 2%, but in any event not less than 8%.


          A proforma balance sheet at September 30, 1993 after giving effect to this dividend represents the following:


                Current Assets                $17,956,440
                Total Assets                   22,899,394
                Current Liabilities             7,702,873
                Total Liabilities              11,296,865
                Stockholders' Equity           11,602,529


          On October 15, 1993, the stockholders of the Group entered into an agreement under which the Group will be acquired by Burnup & Sims Inc., a publicly traded company with
          business  activities similar  to the  Group.   As a
result of  this acquisition,  the
          shareholders of the Group will obtain approximately 65% of the combined entity. The acquisition is subject to approval of, among other things, the shareholders of Burnup
          & Sims.


          As a result of this acquisition, the Group will be taxed as a C corporation.
          Undistributed earnings at December 31, 1992, after giving effect to the above mentioned dividends amount to approximately $3,800,000.

                              STOCKHOLDER PROPOSALS FOR ANNUAL
MEETING


          Proposals of stockholders intended to be presented at the 1994 Annual Meeting of
    Burnup Stockholders must be received by Burnup at its principal executive offices no later than May 1,  1994  for  inclusion in the proxy  materials.
Such  proposals should meet  the
    applicable requirements of the Exchange Act and the Rules and Regulations thereunder.



                                        INDEPENDENT AUDITORS


          The firm of Deloitte & Touche currently serves as independent auditors of the Company.
    Representatives of Deloitte & Touche are expected to attend the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to
    appropriate  questions.   No accountant has  been selected or
recommended  for the Company's
    1994 fiscal year.


          The consolidated financial statements of the Company as of April 30, 1993 and 1992 and for each of the three years in the period ended April 30, 1993 incorporated by reference in this Proxy Statement have been audited by Deloitte & Touche, independent auditors.


          The combined financial statements of the CT Group as of December 31, 1992 and 1991 and
    for each of  the three years in  the period ended  December
31, 1992 included  in this Proxy
    Statement have been audited by Viciana & Shafer, P.A., independent auditors.



                                       AVAILABLE INFORMATION


          The Company is  subject to the informational
requirements of the Securities  Exchange
    Act of  1934,  and, in  accordance therewith,  files
reports,  proxy statements  and  other
    financial information with the Securities and Exchange Commission (the "Commission"). Such
    reports, proxy statements and other information may be inspected and copies at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth
    Street, N.W., Washington, D.C. 20549. Such reports, proxy statements and other information should also be available for inspection and copying at the regional offices of the
    Commission located at 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367 and 7
    World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington,
    D.C. 20549, at prescribed rates.

                                     INCORPORATION BY REFERENCE


          The following documents are hereby incorporated by reference into and made a part of this Proxy Statement:


          1. The Company's Annual Report on Form 10-K for the year ended April 30, 1993, as amended.


          2. The Company's Quarterly Report on Form 10-Q for the quarter ended October 31,
    1993.



                                        By Order of the Board of
Directors,


                                        Nick A. Caporella
                                        Chairman of the Board of
Directors
                                        President and Chief
Executive Officer


    Fort Lauderdale, Florida
    __________________, 1994

    APPENDICES


          Appendix A -      Agreement dated as of October 15,
1993, among Burnup &
                      Sims Inc., and the stockholders of Church &
Tower, Inc.
                      and Church & Tower of Florida, Inc. and
First and Second Amendment each
                      dated as of November 23, 1993   . . . . . .
. . . . . . . . . . . . .  A-1


          Appendix B -      Opinion of PaineWebber Incorporated .
. . . . . . . . . . . . .  B-1


          Appendix C -      Form of Agreement dated _______ __,
1994, between
                      Burnup & Sims Inc. and National Beverage
Corp*. . . . . . . . . . . .  C-1


          Appendix D -      Certificate of Incorporation* . . . .
. . . . . . . . . . . . .  D-1


          Appendix E -      Proposed Amended and Restated
Certificate
                      of Incorporation* . . . . . . . . . . . . .
. . . . . . . . . . . . .  E-1


          Appendix F -      Burnup & Sims 1994 Stock Option Plan
                      for Non-Employee Directors* . . . . . . . .
. . . . . . . . . . . . .  F-1


          Appendix G -      Burnup & Sims 1994 Stock Incentive
Plan*. . . . . . . . . . . .  G-1



    * Previously filed.

                                           EXHIBIT INDEX




LOCATION OF

EXHIBIT IN

SEQUENTIAL

NUMBERING
                           EXHIBIT
SYSTEM

     Appendix A  Agreement dated as of October  15, 1993,
                 among   Burnup  &  Sims  Inc.,  and  the
                 stockholders of Church & Tower, Inc. and
                 Church  &  Tower  of  Florida,  Inc. and
                 First and Second Amendment each dated as of November 23, 1993

     Appendix B  Opinion of PaineWebber Incorporated

     Appendix C  Form  of  Agreement  dated  _______  __,
                 1994,  between  Burnup &  Sims  Inc. and
                 National Beverage Corp.*

     Appendix D  Certificate of Incorporation*

     Appendix E  Proposed     Amended    and     Restated
                 Certificate of Incorporation*

     Appendix F  Burnup & Sims 1994 Stock Option Plan For
                 Non-Employee Directors*

     Appendix G  Burnup & Sims 1994 Stock Incentive Plan*



    *Previously filed.